FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207132-02

March 23, 2016

Free Writing Prospectus

Structural and Collateral Term Sheet

$770,972,163

(Approximate Initial Mortgage Pool Balance)

$661,108,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2016-P3

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2016-P3

Citigroup Global Markets Realty Corp.

Natixis Real Estate Capital LLC

Société Générale

Principal Commercial Capital

The Bank of New York Mellon

Walker & Dunlop Commercial Property Funding I WF, LLC

As Sponsors and Mortgage Loan Sellers

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Société Générale
Co-Lead Managers and Joint Bookrunners

Drexel Hamilton
Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the prospectus, dated on or about March 24, 2016, included as part of our registration statement (SEC File No. 333-207132) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., SG Americas Securities, LLC or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., SG Americas Securities, LLC or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$13,614,000	30.000%(5)	[ ]%	(6)	2.76	5/16 - 9/20
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	$98,127,000	30.000%(5)	[ ]%	(6)	4.71	9/20 - 3/21
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	$175,000,000	30.000%(5)	[ ]%	(6)	9.63	8/25 - 1/26
Class A-4	Aaa(sf) / AAAsf / AAA(sf)	$221,743,000	30.000%(5)	[ ]%	(6)	9.79	1/26 - 2/26
Class A-AB	Aaa(sf) / AAAsf / AAA(sf)	$31,196,000	30.000%(5)	[ ]%	(6)	7.21	3/21 - 8/25
Class X-A	Aa1(sf) / AAAsf / AAA(sf)	$580,156,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class X-B	NR / AA-sf / AAA(sf)	$42,404,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class A-S(9)	Aa3(sf) / AAAsf / AAA(sf)	$40,476,000(10)	24.750%	[ ]%	(6)(11)	9.90	2/26 - 3/26
Class B(9)	NR AA-sf / AA(sf)	$42,404,000(10)	19.250%	[ ]%	(6)(11)	9.92	3/26 - 3/26
Class EC(9)	NR / A-sf / A-(sf)	$121,428,000(10)	14.250%(12)	(11)	(11)	9.91	2/26 - 3/26
Class C(9)	NR / A-sf / A-(sf)	$38,548,000(10)	14.250%(12)	[ ]%	(6)(11)	9.92	3/26 - 3/26

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support	Initial Pass-Through Rate(3)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(4)	Expected Principal Window(4)
Class D	NR / BBB-sf / BBB-(sf)	$44,331,000	8.500%	[ ]%	(6)	10.00	3/26 - 4/26
Class X-D	NR / BBB-sf / BBB-(sf)	$44,331,000(7)	N/A	[ ]%	Variable IO(8)	N/A	N/A
Class E	NR / BBsf / BB(sf)	$19,274,000	6.000%	[ ]%	(6)	10.01	4/26 - 4/26
Class F	NR / Bsf / B(sf)	$9,637,000	4.750%	[ ]%	(6)	10.01	4/26 - 4/26
Class G	NR / NR / NR	$36,622,163	0.000%	[ ]%	(6)	10.01	4/26 - 4/26
Class R(13)	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. Moody’s, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5%.

(3)	Approximate per annum rate as of the Closing Date.

(4)	Determined assuming no prepayments prior to the maturity date for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(5)	The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

(6)	For any distribution date, the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G certificates will each be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)

(7)	The Class X-A, Class X-B and Class X-D certificates (collectively, the “Class X Certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on the Class X-A, Class X-B and Class X-D certificates at their respective pass-through rates based upon their respective notional amounts. The notional amount of the Class X-A certificates will be equal to the aggregate of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component from time to time. The notional amount of the Class X-B certificates will be equal to the certificate balance of the Class B trust component from time to time. The notional amount of the Class X-D certificates will be equal to the certificate balance of the Class D certificates from time to time.

(8)	The pass-through rate on the Class X-A certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the weighted average of the pass-through rates on the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-B certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate on the Class B trust component, as described in the Preliminary Prospectus. The pass-through rate on the Class X-D certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate on the Class D certificates, as described in the Preliminary Prospectus.

(9)	The Class A-S, Class B and Class C certificates, in the applicable proportions, may be exchanged for Class EC certificates, and Class EC certificates may be exchanged for the applicable proportions of Class A-S, Class B and Class C certificates. The Class A-S, Class B and Class C certificates are collectively referred to as the “Exchangeable Certificates”.

(10)	On the Closing Date, the issuing entity will issue the Class A-S, Class B and Class C trust components, which will have initial outstanding certificate balances, subject to a variance of plus or minus 5%, of $40,476,000, $42,404,000 and $38,548,000, respectively. The Exchangeable Certificates and the Class EC certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components. Each class of the Exchangeable Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding certificate balance of the Class A-S, Class B or Class C trust component. The Class EC certificates will represent a beneficial interest in the remaining percentage of the outstanding certificate balances of the Class A-S, Class B and Class C trust components. Following any exchange of Class A-S, Class B and Class C certificates for Class EC certificates or any exchange of Class EC certificates for Class A-S, Class B and Class C certificates, the percentage interest of the outstanding certificate balances of the Class A-S, Class B and Class C trust components that is represented by the Class A-S, Class B, Class EC and Class C certificates will be increased or decreased accordingly. The initial certificate balance of each class of the Class A-S, Class B and Class C certificates shown in the table above represents the maximum certificate balance of such class without giving effect to any issuance of Class EC certificates. The initial certificate balance of the Class EC certificates shown in the table above is equal to the aggregate of the maximum initial certificate balances of the Class A-S, Class B and Class C certificates, representing the maximum certificate balance of the Class EC certificates that could be issued in an exchange. The actual certificate balance of the Class EC certificates or any class of Exchangeable Certificates issued on the Closing Date may be less than the maximum certificate balance of that class and may be zero. The certificate balances of the Class A-S, Class B and Class C certificates to be issued on the Closing Date will be reduced, in required proportions, by an amount equal to the certificate balance of the Class EC certificates issued on the Closing Date. The aggregate certificate balance of the offered certificates shown on the cover page of this Term Sheet includes the maximum certificate balance of Exchangeable Certificates and Class EC certificates that could be outstanding on the Closing Date, equal to $121,428,000 (subject to a variance of plus or minus 5%).

(11)	The Class EC certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interests of the Class A-S, Class B and Class C trust components represented by the Class EC certificates. The pass-through rates on the Class A-S, Class B and Class C trust components will at all times be the same as the pass-through rates on the Class A-S, Class B and Class C certificates, respectively.

(12)	The approximate initial credit support percentages set forth for the Class C and Class EC certificates are equal to the subordination level of the underlying Class C trust component.

(13)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$770,972,163
Number of Mortgage Loans	37
Number of Mortgaged Properties	75
Average Cut-off Date Balance	$20,837,085
Weighted Average Mortgage Rate	4.85644%
Weighted Average Remaining Term to Maturity (months)	110
Weighted Average Remaining Amortization Term (months)(3)	359
Weighted Average Cut-off Date LTV Ratio(4)	57.8%
Weighted Average Maturity Date LTV Ratio(5)	53.6%
Weighted Average UW NCF DSCR(6)	1.82x
Weighted Average Debt Yield on Underwritten NOI(7)	10.8%
% of Initial Pool Balance of Mortgage Loans with Amortization	15.6%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing	37.0%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	47.4%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	23.3%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	5.4%

(1)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s), unless otherwise indicated. Other than as specifically noted, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI information for each mortgage loan is presented in this prospectus without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Excludes mortgage loans that are interest-only for the entire term.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio for each mortgage loan is calculated utilizing an “as-is” Appraised Value. With respect to 5 mortgage loans representing approximately 14.8% of the initial pool balance, the respective Cut-off Date LTV Ratio was calculated using (i) an Appraised Value based on certain adjustments and/or assumptions, (ii) an “as-stabilized” appraised value or (iii) the cut-off date principal balance of a mortgage loan less an economic holdback taken at origination, in each case as further described in the definitions of “Appraised Value” and/or “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The weighted average Cut-off Date LTV Ratio for the mortgage pool using only unadjusted “as-is” appraised values and the cut-off date principal balance of each mortgage loan is 58.8%.

(5)	Unless otherwise indicated, the Maturity Date LTV Ratio for each mortgage loan is calculated utilizing an “as-is” Appraised Value. With respect to 4 mortgage loans, representing approximately 14.3% of the initial pool balance, the respective Maturity Date LTV Ratio was calculated using (i) an Appraised Value based on certain adjustments and/or assumptions or (ii) an “as-stabilized” appraised value, in each case as further described in the definitions of “Appraised Value” and/or “Maturity Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus. The weighted average Maturity Date LTV Ratio for the mortgage pool using only unadjusted “as-is” appraised values for each mortgage loan is 54.5%.

(6)	Unless otherwise indicated, the UW NCF DSCR for each mortgage loan is calculated by dividing the UW NCF from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of UW NCF DSCR.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. SG Americas Securities, LLC

Co-Manager:	Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$770,972,163

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	C-III Asset Management LLC

Certificate Administrator:	Citibank, N.A.

Trustee:	Wilmington Trust, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Closing Date:	April 13, 2016

Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in April 2016 (or, in the case of any mortgage loan that has its first due date in May 2016, the date that would have been its due date in April 2016 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 11th day of each month or next business day, commencing in May 2016

Distribution Date:	The 4th business day after the Determination Date, commencing in May 2016

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	April 2049

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

TRANSACTION HIGHLIGHTS

■	$770,972,163 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 37 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $770,972,163 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $20,837,085 and are secured by 75 mortgaged properties located throughout 26 states

—	LTV: 57.8% weighted average Cut-off Date LTV Ratio

—	DSCR: 1.82x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.8% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 52.6% of the mortgage loans by Initial Pool Balance have scheduled amortization:

-	15.6% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

-	37.0% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 78.8% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 94.8% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.00x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

-	Real Estate Taxes: 30 mortgage loans representing 71.1% of the Initial Pool Balance

-	Insurance: 25 mortgage loans representing 54.9% of the Initial Pool Balance

-	Replacement Reserves (Including FF&E Reserves): 31 mortgage loans representing 74.6% of the Initial Pool Balance

-	Tenant Improvements / Leasing Commissions: 16 mortgage loans representing 60.0% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use, industrial properties and one land property with a retail tenant

—	Predominantly Defeasance: 89.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 31.3% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 22.2% of the mortgaged properties by allocated Initial Pool Balance are retail properties (19.6% are anchored retail properties)

—	Hospitality: 20.5% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties

—	Industrial: 15.4% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■	Geographic Diversity: The 75 mortgaged properties are located throughout 26 states with only one state having greater than 10.0% of the allocated Initial Pool Balance: New York (39.8%)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Citigroup Global Markets Realty Corp.	11	12	$183,353,955	23.8%
Natixis Real Estate Capital LLC	8	11	176,162,407	22.8
Société Générale	8	22	164,931,810	21.4
Principal Commercial Capital(1)	6	26	153,342,984	19.9
The Bank of New York Mellon	1	1	50,000,000	6.5
Walker & Dunlop Commercial Property Funding I WF, LLC	3	3	43,181,007	5.6
Total	37	75	$770,972,163	100.0%

(1)	As used herein, “Principal Commercial Capital” refers to Macquarie US Trading LLC d/b/a Principal Commercial Capital. Macquarie US Trading LLC and Principal Real Estate Investors, LLC jointly formed a lending platform to originate and securitize commercial mortgage loans. The mortgage loans to be sold by Macquarie US Trading LLC d/b/a Principal Commercial Capital were initially originated either by (i) Macquarie Investments US Inc. d/b/a Principal Commercial Capital, which will transfer such mortgage loans to Macquarie US Trading LLC d/b/a Principal Commercial Capital on or prior to the closing date, or (ii) by Macquarie US Trading LLC d/b/a Principal Commercial Capital.

Ten Largest Mortgage Loans

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Rooms	Cut-off Date Balance Per SF / Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
1	Empire Mall	$65,000,000	8.4%	Retail	1,124,451	$169	1.80x	11.2%	54.3%
2	Marriott Midwest Portfolio	55,000,000	7.1	Hospitality	1,103	$74,796	2.95x	15.7%	60.3%
3	Nyack College NYC	55,000,000	7.1	Office	166,385	$331	1.37x	9.0%	50.0%
4	600 Broadway	50,000,000	6.5	Retail	77,280	$1,553	1.61x	8.0%	54.5%
5	79 Madison Avenue	45,000,000	5.8	Office	274,084	$310	1.52x	8.1%	44.7%
6	5 Penn Plaza	42,000,000	5.4	Office	650,329	$400	1.64x	8.7%	48.1%
7	225 Liberty Street	40,500,000	5.3	Office	2,427,515	$189	3.13x	16.0%	32.8%
8	Heritage Industrial Portfolio	40,375,000	5.2	Industrial	2,578,919	$32	1.39x	9.4%	69.8%
9	One Court Square	40,000,000	5.2	Office	1,401,609	$225	2.51x	10.4%	49.2%
10	GFH Brennan Industrial Portfolio	40,000,000	5.2	Industrial / Office	1,448,215	$47	1.37x	9.8%	75.0%
	Top 10 Total / Wtd. Avg.	$472,875,000	61.3%				1.93x	10.7%	53.9%
	Remaining Total / Wtd. Avg.	298,097,163	38.7				1.65x	11.0%	64.0%
	Total / Wtd. Avg.	$770,972,163	100.0%				1.82x	10.8%	57.8%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgaged Property Name(1)	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer	Special Servicer
Empire Mall	$65,000,000	8.4%	3	$125,000,000	—	$190,000,000	CGCMT 2016-P3	Wells Fargo	C-III
Marriott Midwest Portfolio	$55,000,000	7.1%	1	$27,500,000	—	$82,500,000	CGCMT 2016-P3	Wells Fargo	C-III
600 Broadway(3)	$50,000,000	6.5%	5	$70,000,000	—	$120,000,000	(3)	(3)	(3)
79 Madison Avenue	$45,000,000	5.8%	1	$40,000,000	—	$85,000,000	CGCMT 2016-P3	Wells Fargo	C-III
5 Penn Plaza	$42,000,000	5.4%	3	$218,000,000	—	$260,000,000	CGCMT 2016-GC36	KeyBank	Wells Fargo
225 Liberty Street(4)	$40,500,000	5.3%	5	$418,500,000	$441,000,000	$900,000,000	LBTY 2016-225L	Wells Fargo	Trimont
Heritage Industrial Portfolio	$40,375,000	5.2%	1	$41,000,000	—	$81,375,000	WFCM 2015-P2	Wells Fargo	C-III
One Court Square	$40,000,000	5.2%	4	$275,000,000	—	$315,000,000	WFCM 2015-NXS3(5)	Wells Fargo	Midland
GFH Brennan Industrial Portfolio	$40,000,000	5.2%	1	$28,512,500	—	$68,512,500	CGCMT 2016-P3	Wells Fargo	C-III
Marriott Monterey	$35,000,000	4.5%	1	$30,000,000	—	$65,000,000	CGCMT 2016-P3	Wells Fargo	C-III
Home Depot – Elk Grove Village(6)	$8,955,000	1.2%	1	$10,945,000	—	$19,900,000	(6)	(6)	(6)

(1)	Each of the mortgage loans secured by a mortgaged property or portfolio of mortgaged properties identified in the table above,together with the related companion loan(s), is referred to in this Term Sheet as a “loan combination”.

(2)	Each loan combination will be serviced under the related Controlling PSA, and the controlling class representative (or an equivalent entity) under the related Controlling PSA (or such other party as is designated under the related Controlling PSA) will be entitled to exercise the rights of controlling note holder for the subject loan combination.

(3)	The 600 Broadway loan combination will initially be serviced by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this transaction. After the securitization of the 600 Broadway pari passu companion loan designated as note A-4, which is the related controlling note, the 600 Broadway loan combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization, which will then be the applicable Controlling PSA. Although the pooling and servicing agreement for this transaction will temporarily be the Controlling PSA for the 600 Broadway loan combination, the holder of the 600 Broadway controlling pari passu companion loan designated as note A-4 will be the directing holder of the 600 Broadway loan combination while it is serviced under the pooling and servicing agreement for this transaction and will exercise all rights normally exercised by the CGCMT 2016-P3 controlling class representative.

(4)	The 225 Liberty Street mortgage loan has five pari passu companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $418,500,000 and three subordinate companion loans with an aggregate outstanding principal balance as of the Cut-off Date of $441,000,000.

(5)	The One Court Square pari passu companion loan designated as note A-1 is the controlling interest in the One Court Square loan combination. Although the One Court Square controlling pari passu companion loan is not included in the WFCM 2015-NXS3 securitization, the holder of that companion loan will have approval rights over certain servicing matters, and the ability to replace the special servicer, solely with respect to the One Court Square loan combination.

(6)	The Home Depot - Elk Grove Village loan combination will initially be serviced by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this transaction. After the securitization of the Home Depot - Elk Grove Village pari passu companion loan designated as note A-1, which is the related controlling note, the Home Depot - Elk Grove Village loan combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization, which will then be the applicable Controlling PSA. Although the pooling and servicing agreement for this transaction will temporarily be the Controlling PSA for the Home Depot - Elk Grove Village loan combination, the holder of the Home Depot - Elk Grove Village controlling pari passu companion loan designated as note A-1 will be the directing holder of the Home Depot - Elk Grove Village loan combination while it is serviced under the pooling and servicing agreement for this transaction and will exercise all rights normally exercised by the CGCMT 2016-P3 controlling class representative.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Property Name	Mortgage Loan Cut-off Date Balance	Pari Passu Companion Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Cut-off Date Total Debt Balance	Wtd. Avg Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV	Cut-off Date Total Debt LTV	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
5 Penn Plaza	$42,000,000	$218,000,000	$40,000,000	$300,000,000	4.97999%	48.1%	55.6%	1.64x	1.39x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance(2)	% of Initial Pool Balance	Previous Securitization
Empire Mall	SG	Sioux Falls	South Dakota	Retail	$65,000,000	8.4%	BACM 2006-6
79 Madison Avenue	CGMRC	New York	New York	Office	$45,000,000	5.8%	WBCMT 2007-C33
5 Penn Plaza	CGMRC	New York	New York	Office	$42,000,000	5.4%	JPMCC 2007-LD11
One Court Square	Natixis	Long Island City	New York	Office	$40,000,000	5.2%	CD 2005-CD1
Marriott Monterey	Natixis	Monterey	California	Hospitality	$35,000,000	4.5%	JPMCC 2006-LDP8
Gainesville Business Center	PCC	Gainesville	Virginia	Industrial	$20,500,000	2.7%	BSCMS 2005-PWR8
Jacobson Warehouse Company	PCC	Des Moines	Iowa	Industrial	$17,500,000	2.3%	MLMT 2006-C1
2294 Molly Pitcher Highway	PCC	Chambersburg	Pennsylvania	Industrial	$13,991,705	1.8%	CD 2007-CD4
North Broadway Plaza	PCC	Santa Maria	California	Retail	$11,000,000	1.4%	BACM 2006-2
Civic Commerce Center	Natixis	Irwindale	California	Industrial	$10,500,000	1.4%	JPMCC 2006-CB14
Oak Hill Plaza	Natixis	Richmond	Virginia	Retail	$10,100,000	1.3%	BSCMS 2006-PWR12
60 Bay Street	PCC	Staten Island	New York	Office	$8,967,984	1.2%	BSCMS 2006-PWR11
Home Depot - Elk Grove Village	SG	Elk Grove	Illinois	Retail	$8,955,000	1.2%	LBUBS 2005-C7
1001 & 1011 Air Park Drive	PCC	Middletown	Pennsylvania	Industrial	$7,144,700	0.9%	CD 2007-CD4
4472 Steelway Boulevard North	PCC	Clay	New York	Industrial	$3,349,078	0.4%	CD 2007-CD4
3530 East Pike Road	PCC	Zanesville	Ohio	Industrial	$3,189,067	0.4%	CD 2007-CD4
22 Northeastern Industrial Park	PCC	Guilderland	New York	Industrial	$2,158,295	0.3%	CD 2007-CD4
8 Northeastern Industrial Park	PCC	Guilderland	New York	Industrial	$2,121,083	0.3%	CD 2007-CD4
4 & 8 Marway Circle	PCC	Gates	New York	Industrial	$1,897,811	0.2%	CD 2007-CD4
4500 & 4510 Steelway Boulevard South	PCC	Clay	New York	Industrial	$1,525,691	0.2%	CD 2007-CD4
4474 Steelway Boulevard North	PCC	Clay	New York	Industrial	$1,451,267	0.2%	CD 2007-CD4
21 Northeastern Industrial Park	PCC	Guilderland	New York	Industrial	$1,451,267	0.2%	CD 2007-CD4
16725 Square Drive	PCC	Marysville	Ohio	Industrial	$1,313,583	0.2%	CD 2007-CD4
5 Marway Circle	PCC	Gates	New York	Industrial	$781,452	0.1%	CD 2007-CD4

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

(2)	Reflects the allocated loan amount in cases where the applicable mortgaged property is one of a portfolio of mortgaged properties securing a particular mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	7	$241,407,776	31.3%	1.94x	47.2%	10.4%
CBD	6	231,467,984	30.0	1.96x	46.0%	10.4%
Suburban	1	9,939,792	1.3	1.37x	75.0%	9.8%
Retail	10	$170,790,682	22.2%	1.62x	58.6%	9.5%
Anchored	5	86,148,503	11.2	1.53x	60.2%	8.4%
Regional Mall	1	65,000,000	8.4	1.80x	54.3%	11.2%
Single Tenant Retail	1	11,000,000	1.4	1.31x	68.8%	7.2%
Shadow Anchored	3	8,642,180	1.1	1.63x	63.1%	10.1%
Hospitality	17	$158,310,225	20.5%	2.29x	58.7%	14.3%
Limited Service	13	70,918,935	9.2	2.66x	62.6%	15.0%
Full Service	2	62,000,000	8.0	2.08x	51.4%	14.0%
Extended Stay	2	25,391,289	3.3	1.79x	65.3%	13.0%
Industrial	29	$118,935,208	15.4%	1.43x	68.6%	9.8%
Warehouse	17	86,438,650	11.2	1.46x	67.1%	9.8%
Flex	6	16,448,392	2.1	1.34x	70.4%	9.3%
Manufacturing	3	9,567,597	1.2	1.37x	75.0%	9.8%
Warehouse/Manufacturing	3	6,480,569	0.8	1.37x	75.0%	9.8%
Mixed Use (Office/Retail)	1	$20,500,000	2.7%	2.16x	69.5%	11.1%
Land (Retail)	1	$19,500,000	2.5%	1.20x	73.0%	7.9%
Self Storage	4	$15,918,273	2.1%	1.32x	67.2%	8.8%
Multifamily (Garden)	1	$11,660,000	1.5%	1.30x	74.7%	9.0%
Other (Short-Term Rentals)	4	$8,750,000	1.1%	1.59x	59.3%	10.2%
Manufactured Housing	1	$5,200,000	0.7%	1.63x	69.8%	12.6%
Total	75	$770,972,163	100%	1.82x	57.8%	10.8%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut- off Date Balance(1)	% of Initial Pool Balance	Aggregate Appraised Value(2)(3)	% of Total Appraised Value	Underwritten NOI(2)(4)	% of Total Underwritten NOI
New York	16	307,203,928	39.8%	$3,169,600,000	73.2%	$155,164,591	65.6%
South Dakota	1	65,000,000	8.4	350,000,000	8.1	21,218,283	9.0
California	3	56,500,000	7.3	152,600,000	3.5	10,643,144	4.5
Minnesota	9	39,735,042	5.2	96,800,000	2.2	8,507,328	3.6
Maryland	2	31,000,000	4.0	43,800,000	1.0	2,900,847	1.2
Virginia	2	30,600,000	4.0	48,700,000	1.1	2,907,375	1.2
Washington	1	27,000,000	3.5	56,300,000	1.3	4,038,659	1.7
Illinois	5	25,375,361	3.3	65,100,000	1.5	4,453,308	1.9
Michigan	5	23,819,913	3.1	58,400,000	1.3	5,661,946	2.4
Pennsylvania	2	21,136,406	2.7	56,800,000	1.3	4,009,108	1.7
Oregon	1	20,500,000	2.7	29,500,000	0.7	2,278,597	1.0
Florida	6	18,571,007	2.4	29,975,000	0.7	1,960,880	0.8
Iowa	1	17,500,000	2.3	25,400,000	0.6	1,944,382	0.8
Tennessee	1	13,891,289	1.8	21,800,000	0.5	1,937,498	0.8
New Mexico	1	11,660,000	1.5	15,600,000	0.4	1,047,950	0.4
New Jersey	2	9,612,407	1.2	12,675,000	0.3	1,026,420	0.4
Wisconsin	2	8,128,133	1.1	19,700,000	0.5	1,498,020	0.6
Ohio	4	7,844,830	1.0	17,110,000	0.4	1,265,633	0.5
Hawaii	1	6,700,000	0.9	10,700,000	0.2	569,728	0.2
Alabama	1	6,093,503	0.8	10,275,000	0.2	533,809	0.2
Missouri	1	6,085,521	0.8	8,900,000	0.2	748,006	0.3
South Carolina	1	5,200,000	0.7	7,450,000	0.2	652,724	0.3
Indiana	4	5,166,940	0.7	11,800,000	0.3	780,550	0.3
Louisiana	1	2,918,273	0.4	3,900,000	0.1	267,388	0.1
Arizona	1	2,000,000	0.3	3,200,000	0.1	205,747	0.1
Texas	1	1,729,611	0.2	3,950,000	0.1	263,681	0.1
Total	75	$770,972,163	100.0%	$4,330,035,000	100.0%	$236,485,601	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

(3)	The Aggregate Appraised Value was calculated using the individual “as-is” appraised values for the Heritage Industrial Portfolio mortgaged properties without regard to the portfolio premium as described under “Certain Definitions—Appraised Value” in this Term Sheet.

(4)	With respect to the Heritage Industrial Portfolio, the mortgage loan was underwritten as a portfolio and not underwritten on an individual property level. For the purposes of the above chart, the allocated Underwritten NOI for each state containing a Heritage Industrial Portfolio mortgaged property represents such state’s pro rata share of the Underwritten NOI of the entire portfolio based on the allocated loan amount of the Heritage Industrial Portfolio mortgaged property or properties in that state relative to the entire Heritage Industrial Portfolio loan combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,000,000 - 9,999,999	14	$78,445,874	10.2%
10,000,000 - 14,999,999	7	79,651,289	10.3
15,000,000 - 19,999,999	2	37,000,000	4.8
20,000,000 - 24,999,999	2	41,000,000	5.3
25,000,000 - 39,999,999	2	62,000,000	8.0
40,000,000 - 49,999,999	6	247,875,000	32.2
50,000,000 - 54,999,999	1	50,000,000	6.5
55,000,000 - 65,000,000	3	175,000,000	22.7
Total	37	$770,972,163	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.35	9	$82,771,775	10.7%
1.36 - 1.50	5	163,875,000	21.3
1.51 - 1.65	13	247,693,990	32.1
1.66 - 1.80	4	79,740,109	10.3
1.81 - 2.00	1	13,891,289	1.8
2.01 - 3.13	5	183,000,000	23.7
Total	37	$770,972,163	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$365,755,000	47.4%
Interest Only, Then Amortizing(2)	13	284,885,000	37.0
Amortizing (30 Years)	11	115,811,157	15.0
Amortizing (25 Years)	1	4,521,007	0.6
Total	37	$770,972,163	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date. (2) Original partial interest only periods range from 12 to 60 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	23	$607,722,210	78.8%
Springing	13	158,049,953	20.5
Soft	1	5,200,000	0.7
Total	37	$770,972,163	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.8 - 49.9	5	$194,500,000	25.2%
50.0 - 54.9	4	205,000,000	26.6
55.0 - 59.9	3	35,343,503	4.6
60.0 - 64.9	7	102,859,273	13.3
65.0 - 69.9	10	130,523,708	16.9
70.0 - 75.0	8	102,745,680	13.3
Total	37	$770,972,163	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
32.8 - 49.9	9	$355,593,503	46.1%
50.0 - 54.9	5	86,130,279	11.2
55.0 - 59.9	8	78,627,701	10.2
60.0 - 64.9	8	134,705,680	17.5
65.0 - 69.9	6	106,960,000	13.9
70.0 - 72.1	1	8,955,000	1.2
Total	37	$770,972,163	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	25	$535,035,247	69.4%
Acquisition	11	216,436,917	28.1
Recapitalization	1	19,500,000	2.5
Total	37	$770,972,163	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.893 - 4.250	1	$40,000,000	5.2%
4.251 - 4.700	6	231,830,000	30.1
4.701 - 4.950	7	181,217,984	23.5
4.951 - 5.200	14	198,345,907	25.7
5.201 - 5.450	6	67,878,273	8.8
5.451 – 6.500	3	51,700,000	6.7
Total	37	$770,972,163	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.2 - 7.9	3	$39,455,000	5.1%
8.0 - 8.9	7	159,393,503	20.7
9.0 - 9.9	8	191,053,273	24.8
10.0 - 10.9	4	61,750,000	8.0
11.0 - 11.9	5	123,467,984	16.0
12.0 - 12.9	4	19,940,109	2.6
13.0 - 13.9	3	53,412,296	6.9
14.0 - 16.0	3	122,500,000	15.9
Total	37	$770,972,163	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.0 - 7.9	5	$134,455,000	17.4%
8.0 - 8.9	11	197,528,503	25.6
9.0 - 9.9	5	126,418,273	16.4
10.0 - 10.9	7	122,803,505	15.9
11.0 - 11.9	4	48,175,594	6.2
12.0 - 12.9	3	46,091,289	6.0
13.0 - 14.8	2	95,500,000	12.4
Total	37	$770,972,163	100.0%
(1) See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
12	1	$10,100,000	1.3%
24	2	$59,300,000	7.7%
36	5	$129,535,000	16.8%
60	5	$85,950,000	11.1%

Distribution of Original Terms to Maturity
Original Term to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$95,000,000	12.3%
120	35	675,972,163	87.7
Total	37	$770,972,163	100.0%

Distribution of Remaining Terms to Maturity
Range of Remaining Terms to Maturity (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
53 - 60	2	$95,000,000	12.3%
112 - 115	2	49,330,000	6.4
116 - 120	33	626,642,163	81.3
Total	37	$770,972,163	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$365,755,000	47.4%
300	1	4,521,007	0.6
360	24	400,696,157	52.0
Total	37	$770,972,163	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	12	$365,755,000	47.4%
296	1	4,521,007	0.6
357 - 360	24	400,696,157	52.0
Total	37	$770,972,163	100.0%
(1) All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	32	$649,017,163	84.2%
Yield Maintenance	4	81,955,000	10.6
Yield Maintenance or Defeasance	1	40,000,000	5.2
Total	37	$770,972,163	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	30	$548,423,661	71.1%
Replacement Reserves(1)	31	$575,423,661	74.6%
Insurance	25	$423,113,497	54.9%
TI/LC(2)	16	$342,540,164	60.0%

(1)   Includes mortgage loans with FF&E reserves.

(2)   Percentage of Initial Pool Balance based on a pool consisting of only those mortgage loans secured by office, retail, mixed use and industrial properties and one land property with a retail tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
Marriott Midwest Portfolio	Hospitality	$55,000,000	7.1%	59	2.95x	15.7%	60.3%
One Court Square	Office	$40,000,000	5.2%	53	2.51x	10.4%	49.2%

(1)	The table above presents the mortgage loans whose balloon payment would be applied to pay down the certificate balance of the Class A-2 certificates assuming a 0% CPR and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments prior to the maturity date, defaults or losses; (ii) there are no extensions of maturity dates of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 certificates evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

STRUCTURAL OVERVIEW

Distributions	On each Distribution Date, funds available for distribution from the mortgage loans, net of (i) specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer, and (ii) any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A and X-B certificates: To interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-AB in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-2 in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-3 in clause (iv) above and then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to Class A-4 in clause (v) above. However, if the certificate balances of each and every class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then funds available for distributions of principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: To reimburse Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S and Class EC certificates: (i) first, to interest on Class A-S and Class EC certificates in the amount of the interest entitlement with respect to the Class A-S trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on Class A-S and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class A-S trust component, until the certificate balance of the Class A-S trust component is reduced to zero; and (iii) next, to reimburse Class A-S and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class A-S trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class A-S trust component.

5.	Class B and Class EC certificates: (i) first, to interest on Class B and Class EC certificates in the amount of the interest entitlement with respect to the Class B trust component, pro rata in proportion to their respective percentage interests in the Class B trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component), to principal on Class B and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class B trust component, until the certificate balance of the Class B trust component is reduced to zero; and (iii) next, to reimburse Class B and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class B trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class B trust component.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW (continued)

Distributions
(continued)	6.	Class C and Class EC certificates: (i) first, to interest on Class C and Class EC certificates in the amount of the interest entitlement with respect to the Class C trust component, pro rata in proportion to their respective percentage interests in the Class C trust component; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S and Class B trust components), to principal on Class C and Class EC certificates, pro rata in proportion to their respective percentage interests in the Class C trust component, until the certificate balance of the Class C trust component is reduced to zero; and (iii) next, to reimburse Class C and Class EC certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of the Class C trust component, together with interest at the pass-through rate for such trust component, pro rata in proportion to their respective percentage interests in the Class C trust component.

7.	Class D and Class X-D certificates: (i) first, to interest on Class D and Class X-D certificates in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class and trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S, Class B and Class C trust components), to principal on Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class D certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on Class E certificates in the amount of their interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates and each trust component with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components), to principal on Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class E certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class EC, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F and Class G certificates sequentially in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class D, Class E, Class F and Class G certificates and the Class A-S, Class B and Class C trust components (and thus, in the case of each trust component, the Class EC certificates and the applicable class of Exchangeable Certificates) will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to such class or trust component on such Distribution Date. On each Distribution Date, any such losses will be applied to such classes of certificates and trust components in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G certificates; second, to the Class F certificates; third, to the Class E certificates; fourth, to the Class D certificates; fifth, to the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component); sixth, to the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component); seventh, to the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component); and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of the Class X-A certificates will be reduced to reflect reductions in the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates and the Class A-S trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-B certificates will be reduced to reflect reductions in the certificate balance of the Class B trust component resulting from allocations of losses realized on the mortgage loans. The notional amount of the Class X-D certificates will be reduced to reflect reductions in the certificate balance of the Class D certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance
Charges	On each Distribution Date, each yield maintenance charge collected on the mortgage loans during the applicable one-month period for such Distribution Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class X-A certificates and the Class A-S trust component (and correspondingly to the Class A-S and Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”), of the Class X-B certificates, the Class B trust component (and correspondingly to the Class B and Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), the Class C trust component (and correspondingly to the Class C and Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component) and the Class D certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X, Class EC, and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in each YM Group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates and trust components in such YM Group in the following manner: (A) each class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust component (and, therefore, the Class EC certificates and the applicable class of Exchangeable Certificates, collectively) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates or trust component on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X, Class EC and Exchangeable Certificates) and trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates or trust component, and (z) the amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust component in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X, Class EC and Exchangeable Certificates) and/or trust components (and, therefore, the Class EC certificates and the applicable class(es) of Exchangeable Certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates or any trust component is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates or trust component exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances shall the Base Interest Fraction be greater than one. However, if such discount rate is greater than or equal to both of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero, and if such discount rate is greater than or equal to the mortgage loan rate described in the preceding sentence, but less than the pass-through rate, the fraction will be one.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class E, Class F, Class G or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the trust components have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the pooling and servicing agreement for this transaction, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any property protection advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may make a property protection advance and will be entitled to reimbursement from the master servicer for such advance.

Serviced Mortgage
Loans/Outside Serviced
Mortgage Loans	Each of (i) the 5 Penn Plaza loan combination, (ii) the 225 Liberty Street loan combination (iii) the Heritage Industrial Portfolio loan combination and (iv) the One Court Square loan combination constitutes an “outside serviced loan combination,” each related mortgage loan constitutes an “outside serviced mortgage loan” and each related companion loan constitutes an “outside serviced companion loan.” Each outside serviced mortgage loan and each related outside serviced companion loan will be serviced under a pooling and servicing agreement, trust and servicing agreement or comparable agreement other than the CGCMT 2016-P3 pooling and servicing agreement (such other pooling and servicing agreement, trust and servicing agreement or comparable agreement, an “outside servicing agreement”) as reflected in the “Loan Combination Summary” table above.

Each of (i) the 600 Broadway loan combination and (ii) the Home Depot - Elk Grove Village loan combination constitutes a “servicing shift loan combination”, each related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Each servicing shift loan combination will initially be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement and, upon the inclusion of a designated companion loan in a future securitization, the servicing of such loan combination will shift to the outside servicing agreement governing that future securitization. Accordingly, in the case of each of the 600 Broadway mortgage loan and the Home Depot - Elk Grove Village mortgage loan, that mortgage loan, the related companion loans and the related loan combination will be: (i) a serviced mortgage loan, serviced companion loans and a serviced loan combination (each as defined below), respectively, prior to any such shift in servicing; and (ii) an outside serviced mortgage loan, outside serviced companion loan and an outside serviced loan combination, after the shift in servicing occurs.

All of the mortgage loans transferred to the issuing entity (other than the outside serviced mortgage loans, which include any servicing shift mortgage loan after the servicing thereof shifts to an outside servicing agreement) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” or, together with the related companion loans, the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2016-P3 pooling and servicing agreement). See “—Loan Combinations” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Appraisal Reduction
Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of certificates (exclusive of the Class EC certificates, the Exchangeable Certificates and Class R certificates) and/or trust components then outstanding (i.e., first to the Class G certificates, then to the Class F certificates, then to the Class E certificates, then pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C trust component (and correspondingly, to the Class C certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class C trust component), then to the Class B trust component (and correspondingly, to the Class B certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class B trust component), then to the Class A-S trust component (and correspondingly, to the Class A-S certificates and the Class EC certificates, pro rata based on their respective percentage interests in the Class A-S trust component), and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted
Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination (as discussed under “—Loan Combinations” below) pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a sufficiently defaulted mortgage loan thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced companion loan(s) as one loan combination.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders the payment specified in the CGCMT 2016-P3 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates), for the mortgage loans remaining in the issuing entity, but all of the holders of those classes of outstanding certificates would have to voluntarily participate in the exchange.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Directing Holder	The “Directing Holder” with respect to any mortgage loan serviced under the CGCMT 2016-P3 pooling and servicing agreement will be: (a) in the case of a servicing shift mortgage loan, prior to the servicing thereof shifting to an outside servicing agreement, the holder of the related controlling pari passu companion loan; and (b) in the case of any other such mortgage loan, the Controlling Class Representative.

The Directing Holder with respect to any outside serviced mortgage loan will be: (a) in the case of the One Court Square mortgage loan, the holder of the One Court Square controlling pari passu companion loan, which is currently held by Natixis Real Estate Capital LLC; and (b) in the case of any other outside serviced mortgage loan, including a servicing shift mortgage loan after servicing thereof shifts to an outside servicing agreement, the controlling class representative (or equivalent entity) under, or such other party as may be designated in, the related outside servicing agreement.

Controlling Class
Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders (by certificate balance). The “controlling class” is the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance as notionally reduced by any Appraisal Reduction Amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates, or if no such class meets the preceding requirement, then the Class E certificates will be the controlling class; provided, however, that (at any time that the aggregate certificate balance of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class D certificates and the Class A-S, Class B and Class C trust components has been reduced to zero without regard to the allocation of Appraisal Reduction Amounts) (A) in the case of any class of Control Eligible Certificates to which the designation of “controlling class” would otherwise shift by operation of this definition, where the certificate balance of such class of Control Eligible Certificates has been reduced to zero (without regard to the allocation of Appraisal Reduction Amounts) prior to such shift, then designation of “controlling class” shall not shift and shall remain with the class of Control Eligible Certificates currently designated as the controlling class, and (B) in the case of any class of Control Eligible Certificates which is then designated the “controlling class”, if the certificate balance of such class of Control Eligible Certificates is reduced to zero (without regard to the allocation of Appraisal Reduction Amounts), then the designation of “controlling class” shall shift to the class of Control Eligible Certificates that is the most subordinate and that also has a remaining certificate balance. The “Control Eligible Certificates” consist of the Class E, Class F and Class G certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

Raith Capital Partners, LLC or one or more of its affiliates or managed funds are expected to purchase the Class E, Class F and Class G certificates and, on the Closing Date, are expected to appoint Raith Capital Partners, LLC or an affiliate to be the initial Controlling Class Representative.

Control Termination
Event	A “Control Termination Event” will either (a) occur when no class of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Appraisal Reduction Amounts allocated to such class) that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred under the circumstances described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Consultation Termination
Event	A “Consultation Termination Event” will either (a) occur when no class of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Appraisal Reduction Amounts, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below and in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the aggregate certificate balance of each class of certificates (other than the Control Eligible Certificates) (without regard to the allocation of Appraisal Reduction Amounts) has been reduced to zero.

Control/Consultation
Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2016-P3 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any servicing shift mortgage loan and any serviced mortgage loan as to which the Controlling Class Representative or a holder of more than 50% of the controlling class of certificates (by certificate balance) is a borrower, mortgagor or manager of a related mortgaged property or an affiliate of any of the foregoing (any such mortgage loan, an “excluded mortgage loan”).

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain consultation rights under the CGCMT 2016-P3 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans other than any servicing shift mortgage loan and any excluded mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

If at any time that the current holder of the Controlling Class (or its designee) or one of its affiliates, or any successor Controlling Class Representative or Controlling Class Certificateholder(s) is no longer the certificateholder (or beneficial owner) of at least a majority of the Controlling Class by certificate balance and the certificate administrator has neither (i) received notice of the then-current holders (or, in the case of book-entry certificates, beneficial owners) of at least a majority of the Controlling Class by certificate balance nor (ii) received notice of a replacement Controlling Class Representative pursuant to the CGCMT 2016-P3 pooling and servicing agreement, then a Control Termination Event and a Consultation Termination Event will be deemed to have occurred and will be deemed to continue until such time as the certificate administrator receives either such notice.

With respect to a servicing shift loan combination, while it is serviced under the pooling and servicing agreement for this transaction, the holder of the related controlling pari passu companion loan, rather than the Controlling Class Representative, will be entitled to exercise the above-described consent rights, and to the extent permitted under the related co-lender agreement, prior to a Consultation Termination Event, the Controlling Class Representative will be entitled to exercise the above-described consultation rights.

With respect to an outside serviced loan combination, the Controlling Class Representative (prior to the occurrence of a Control Termination Event) may have limited consent and/or consultation rights, and the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement will have consent, consultation, approval and direction rights, with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement, and as described under “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Loan Combinations	The Empire Mall mortgage loan (evidenced by the notes A-1 and A-4), which (solely based on note A-1) represents the controlling interest in the Empire Mall loan combination, will be contributed to the issuing entity, has an aggregate outstanding principal balance as of the Cut-off Date of $65,000,000, and represents approximately 8.4% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $75,000,000 that was contributed to the WFCM 2015-P2 securitization transaction and (ii) the non-controlling notes A-3 and A-5 with an aggregate principal balance as of the Cut-off Date of $50,000,000 that were contributed to the CFCRE 2016-C3 securitization transaction. The Empire Mall mortgage loan and the related companion loans will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations
(continued)	The Marriott Midwest Portfolio mortgage loan (evidenced by note A-1), which represents the controlling interest in the Marriott Midwest Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $55,000,000, and represents approximately 7.1% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $27,500,000, is currently held by Principal Commercial Capital outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Marriott Midwest Portfolio mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement.

The 600 Broadway mortgage loan (evidenced by notes A-1, A-2-1, and A-3), which represents a non-controlling interest in the 600 Broadway loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $50,000,000, and represents approximately 6.5% of the Initial Pool Balance. The related companion loans are evidenced by (i) the non-controlling note A-2-2, with an outstanding principal balance as of the Cut-off Date of $10,000,000, that is currently held by The Bank of New York Mellon outside the issuing entity and is expected to be contributed to one or more future securitization transactions and (ii) the controlling note A-4 and the non-controlling notes A-5-1, A-5-2, and A-6, with an aggregate outstanding principal balance as of the Cut-off Date of $60,000,000, that are currently held by German American Capital Corporation outside the issuing entity and are expected to be contributed to one or more future securitization transactions (or, in the case of the non-controlling note A-6, may be sold to The Bank of New York Mellon and thereafter contributed by The Bank of New York Mellon to one or more future securitizations). It is expected that (i) prior to the securitization of the 600 Broadway companion loan representing the controlling interest in the 600 Broadway loan combination, the 600 Broadway loan combination will be serviced under the CGCMT 2016-P3 pooling and servicing agreement and (ii) after the securitization of the 600 Broadway companion loan representing the controlling interest in the 600 Broadway loan combination, the 600 Broadway loan combination will be serviced under the pooling and servicing agreement for such securitization transaction.

The 79 Madison Avenue mortgage loan (evidenced by note A-1), which represents the controlling interest in the 79 Madison Avenue loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $45,000,000, and represents approximately 5.8% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The 79 Madison Avenue mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement.

The 5 Penn Plaza mortgage loan (evidenced by note A-2-I), which represents a non-controlling interest in the 5 Penn Plaza loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $42,000,000, and represents approximately 5.5% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $115,000,000, that was contributed to the CGCMT 2016-GC36 securitization transaction, (ii) the non-controlling note A-2-II, with an outstanding principal balance as of the Cut-off Date of $25,000,000 that is currently held by Citigroup Global Markets Realty Corp. outside the issuing entity and is expected to be contributed to one or more future securitization transactions and (iii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $78,000,000, that was contributed to the JPMBB 2016-C1 securitization transaction. The 5 Penn Plaza mortgage loan and the related companion loans are being serviced pursuant to the CGCMT 2016-GC36 pooling and servicing agreement.

The 225 Liberty Street mortgage loan (evidenced by note A-1D), which represents a non-controlling interest in the 225 Liberty Street loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,500,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1A and non-controlling notes A-1B, A-1C, A-2A, A-2B and A-2C with an aggregate outstanding principal balance as of the Cut-off date of $778,500,000 that were contributed to the 2016-225L securitization transaction, (ii) the non-controlling note A-1-E with an outstanding principal balance as of the Cut-off Date of $40,500,000 that is currently held by German American Capital Corporation outside the issuing entity and is expected to be contributed to one or more future securitization transactions and (iii) the non-controlling note A-1-F with an outstanding principal balance as of the Cut-off Date of $40,500,000 that is currently held by Wells Fargo Bank, National Association outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The related pari passu companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $418,500,000. The related subordinate companion loans have an aggregate outstanding principal balance as of the Cut-off Date of $441,000,000. The 225 Liberty Street loan combination is being serviced pursuant to the 2016-225L trust and servicing agreement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Loan Combinations
(continued)	The Heritage Industrial Portfolio mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Heritage Industrial Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,375,000, and represents approximately 5.2% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $41,000,000, was contributed to the WFCM 2015-P2 securitization transaction. The Heritage Industrial Portfolio mortgage loan and the related companion loan are being serviced pursuant to the WFCM 2015-P2 pooling and servicing agreement.

The One Court Square mortgage loan (evidenced by note A-5), which represents a non-controlling interest in the One Court Square loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000, and represents approximately 5.2% of the Initial Pool Balance. The related companion loans are evidenced by (i) the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $50,000,000 that is currently held by Natixis Real Estate Capital LLC outside the issuing entity, (ii) the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $75,000,000 that was contributed to the WFCM 2015-NXS5 securitization transaction, (iii) the non-controlling note A-3, with an outstanding principal balance as of the Cut-off Date of $70,000,000 that was contributed to the WFCM 2015-NXS4 securitization transaction, and (iv) the non-controlling note A-4, with an outstanding principal balance as of the Cut-off Date of $80,000,000 that was contributed to the WFCM 2015-NXS3 securitization transaction. The One Court Square mortgage loan and the related companion loan are currently being serviced pursuant to the WFCM 2015-NXS3 pooling and servicing agreement.

The GFH Brennan Industrial Portfolio mortgage loan (evidenced by note A-1), which represents the controlling interest in the GFH Brennan Industrial Portfolio loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $40,000,000, and represents approximately 5.2% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $28,512,500, is currently held by Société Générale outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The GFH Brennan Industrial Portfolio mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement.

The Marriott Monterey mortgage loan (evidenced by note A-1), which represents the controlling interest in the Marriott Monterey loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $35,000,000, and represents approximately 4.5% of the Initial Pool Balance. The related companion loan, evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $30,000,000, is currently held by Natixis Real Estate Capital LLC outside the issuing entity and is expected to be contributed to one or more future securitization transactions. The Marriott Monterey mortgage loan and the related companion loan will be serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement

The Home Depot – Elk Grove mortgage loan (evidenced by note A-2), which represents the non-controlling interest in the Home Depot – Elk Grove loan combination, will be contributed to the issuing entity, has an outstanding principal balance as of the Cut-off Date of $8,955,000, and represents approximately 1.2% of the Initial Pool Balance. The related companion loan, evidenced by the controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $10,945,000, is currently held by Société Générale outside the issuing entity and is expected to be contributed to one or more future securitization transactions. It is expected that (i) prior to the securitization of the Home Depot – Elk Grove companion loan, the Home Depot – Elk Grove loan combination will be serviced under the CGCMT 2016-P3 pooling and servicing agreement and (ii) after the securitization of the Home Depot – Elk Grove companion loan, the Home Depot – Elk Grove loan combination will be serviced under the pooling and servicing agreement for such securitization transaction.

Servicing Standard	Each of the serviced loans will be serviced by the master servicer and the special servicer pursuant to the terms of the CGCMT 2016-P3 pooling and servicing agreement. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders as a collective whole as if such certificateholders constituted a single lender. The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means, for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Termination of
Special Servicer	Prior to the occurrence and continuance of a Control Termination Event, the special servicer may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) at any time with or without cause, in each case, upon satisfaction of certain conditions specified in the CGCMT 2016-P3 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) may request a vote to replace the special servicer. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Certificateholder Quorum, or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates (as defined under “Certain Definitions” below) vote affirmatively to so replace.

“Certificateholder Quorum” means the holders of certificates evidencing at least 75% of the aggregate voting rights (taking into account realized losses and the application of any Appraisal Reduction Amounts to notionally reduce the certificate balances) of all certificates (other than the Class R Certificates), on an aggregate basis.

Additionally, at any time after the occurrence and during the continuance of a Consultation Termination Event, if the operating advisor determines that the special servicer is not performing its duties as required under the CGCMT 2016-P3 pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, the operating advisor may recommend the replacement of the special servicer (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

Notwithstanding the foregoing, solely with respect to a servicing shift loan combination, while it is serviced pursuant to the CGCMT 2016-P3 pooling and servicing agreement, only the holder of the related controlling pari passu companion loan may terminate the special servicer without cause.

The related outside special servicer under each outside servicing agreement generally may be replaced by the related outside controlling class representative or the vote of the requisite holders of certificates issued under that outside servicing agreement (depending on whether or not a control termination event or a consultation termination event exists under that outside servicing agreement) in a manner similar to the manner in which the special servicer may be replaced under the CGCMT 2016-P3 pooling and servicing agreement as described in the five preceding paragraphs, provided that, in the case of the One Court Square loan combination, only the holder of the related controlling pari passu companion loan may terminate the related outside special servicer without cause.

If the special servicer becomes a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the Controlling Class Representative (so long as it is not itself a borrower party and so long as no Control Termination Event shall have occurred and be continuing) will be entitled to appoint a replacement special servicer for that mortgage loan. If the Controlling Class Representative or any other certificateholder of the controlling class is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the CGCMT 2016-P3 pooling and servicing agreement.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Servicing
Compensation

(continued)	All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected mortgage loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced loan from the date such serviced loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, unless the special servicer is permitted under the related loan documents to, and actually does, collect such fees or a similar fee from the borrower.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	Prior to the occurrence of a Control Termination Event, the operating advisor will review certain information on the certificate administrator’s website, and will have access to any related final asset status report but will not have any approval or consultation rights. After a Control Termination Event, the operating advisor will have consultation rights with respect to certain major decisions with respect to the serviced loan(s) and will have additional monitoring responsibilities on behalf of the entire trust.

After the occurrence and during the continuance of a Control Termination Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The operating advisor will be subject to termination if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Certificates that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Certificates have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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STRUCTURAL OVERVIEW (continued)

Asset Representations
Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of certificateholders evidencing at least 75% of a Certificateholder Quorum, the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2016-P3 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution
Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2016-P3 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2016-P3 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

STRUCTURAL OVERVIEW (continued)

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2016-P3 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2016-P3 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property and any date of determination, the most current appraised value of such mortgaged property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than 4 months prior to the origination date of the related mortgage loan. Unless otherwise indicated, the Appraised Value for each mortgaged property is an “as-is” Appraised Value. With respect to the following mortgaged properties, the Appraised Value is not an “as-is” Appraised Value, but is instead an “as-if complete” or “hypothetical market value” Appraised Value, or the Appraised Value reflects a “portfolio premium” as follows: (i) with respect to the Marriott Midwest Portfolio, the Appraised Value represents the “as-if complete” appraised value which assumes that the related property improvement plan (“PIP”) (for which related costs have been reserved at origination) has been completed (ii) with respect to the Heritage Industrial Portfolio, the Appraised Value reflects a portfolio premium attributed to the value of the related mortgaged properties as if sold as a collective whole and (iii) with respect to Country Inn & Suites, the Appraised Value is the “hypothetical market value” appraised value which assumes that the related PIP (for which related costs have been reserved at origination) has been completed.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“Cut-off Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the cut-off date principal balance of that mortgage loan divided by (2) the Appraised Value of the related mortgaged property or mortgaged properties, except as set forth under the definition of “Cut-off Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Cut-off Date LTV Ratio is based on the aggregate principal balance of such mortgage loan and the related pari passu companion loan(s); (ii) with respect to any mortgage loan with a subordinate companion loan, the calculation of the Cut-off Date LTV Ratio does not include the principal balance of the related subordinate companion loan, unless otherwise indicated; (iii) with respect to the Atlas Self Storage mortgage loan, the Cut-off Date LTV Ratio was calculated based on the cut-off date principal balance less an economic holdback taken at origination, (iv) with respect to the Oak Hill Plaza mortgage loan, the Cut-off Date LTV Ratio was calculated using an “as stabilized” appraised value and (v) with respect to the Marriott Midwest Portfolio, Heritage Industrial Portfolio and Country Inn & Suites mortgage loans, the Cut-off Date LTV Ratio was calculated using the related Appraised Value, which in each case is subject to certain adjustments as described under the definition of “Appraised Value” above.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: The borrower is required to direct the tenants to pay rents directly to a lockbox account controlled by the lender. Hospitality, mixed use, multifamily and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“Maturity Date LTV Ratio”: With respect to each mortgage loan, the ratio, expressed as a percentage of (1) the balloon balance of that mortgage loan as adjusted to give effect to the amortization of the applicable mortgage loan as of its maturity date, assuming no prepayments or defaults, divided by (2) the Appraised Value of the related mortgaged property or portfolio of mortgaged properties, except as set forth under the definition of “Maturity Date LTV Ratio” in the Preliminary Prospectus including, without limitation: (i) with respect to any mortgage loan with a pari passu companion loan, the calculation of the Maturity Date LTV Ratio is based on the aggregate balloon balance at maturity of such mortgage loan and the related pari passu companion loan(s); (ii) with respect to any mortgage loan with a subordinate companion loan, the calculation of the Maturity Date LTV Ratio does not include the principal balance of the related subordinate companion loan, unless otherwise indicated; (iii) with respect to the Oak Hill Plaza mortgage loan, the Maturity Date LTV Ratio was calculated using an “as stabilized” appraised value and (iv) with respect to the Marriott Midwest Portfolio, Heritage Industrial Portfolio and Country Inn & Suites mortgage loans, the Maturity Date LTV Ratio was calculated using the related Appraised Value, which in each case is subject to certain adjustments as described under the definition of “Appraised Value” above.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Certificates”: Each class of certificates (other than Class R or Class X certificates)(considering each class of the Class A-S, Class B and Class C certificates, together with the Class EC certificates’ applicable percentage interest of the trust component with the same alphabetic class designation, as a single “class” for such purpose) that has an outstanding certificate balance as may be notionally reduced by any appraisal reduction amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

CERTAIN DEFINITIONS (continued)

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units, pads or beds in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as assumptions that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the mortgaged property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by each applicable rating agency engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, withdrawal or qualification of the then current rating assigned by that rating agency to any class of certificates. However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality, multifamily and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the related loan documents, at which time the lockbox converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the related loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units, pads or beds that are leased or rented (as applicable), for the aggregate leased space, available rooms, units, pads or beds at the mortgaged property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was calculated based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within twelve months after the Cut-off Date; assumptions regarding the renewal of particular leases and/or the re-leasing of certain space at the related mortgaged property; in some cases, assumptions regarding leases under negotiation being executed; in some cases, assumptions regarding tenants taking additional space in the future if currently committed to do so or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(-ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

CERTAIN DEFINITIONS (continued)

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization. The Underwritten Net Cash Flow for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net cash flow for the mortgaged property to differ materially from the Underwritten Net Cash Flow set forth in this Term Sheet. In some cases, historical net cash flow for a particular mortgaged property, and/or the net cash flow assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps materially less) than the Underwritten Net Cash Flow shown in this Term Sheet for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten Net Cash Flows set forth in the Preliminary Prospectus intended to represent such future cash flows. See “Risk Factors—Underwritten Net Cash Flow Could be Based on Incorrect or Failed Assumptions” in the Preliminary Prospectus.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan (or loan combination, if applicable), adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties. The Underwritten NOI for each mortgaged property is calculated based on the basis of numerous assumptions and subjective judgments (including, but not limited to, with respect to future occupancy and rental rates), which, if ultimately proved erroneous, could cause the actual net operating income for the mortgaged property to differ materially from the Underwritten NOI set forth in this Term Sheet. In some cases, historical net operating income for a particular mortgaged property, and/or the net operating income assumed by the applicable appraiser in determining the Appraised Value of the mortgaged property, may be less (and, perhaps, materially less) than the Underwritten NOI shown in this prospectus for such mortgaged property. No representation is made as to the future cash flows of the mortgaged properties, nor are the Underwritten NOIs set forth in this prospectus intended to represent such future cash flows.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue (which may include rental revenue related to reimbursement of tenant improvements and leasing commissions) based on leases in place, leases that have been executed but the tenant is not yet paying rent, month-to-month leases (based on current rent roll and annualized), leases that are being negotiated and expected to be signed, additional space that a tenant has committed to take as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent steps generally within 11 months following the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases or rent decreases during the term of the related mortgage loan, Underwritten Revenues were based on the average rent over the term of the mortgage loan. In some cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance. See “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

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33

EMPIRE MALL

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

EMPIRE MALL

macy's
sears
jcpenney
DICK'S
SPORTING GOODS
Younkers
PLACE
EXPRESS
Buckle
maurices
THE LIMITED
GAP
GAP
LOFT
SEPHORA
verizon

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

EMPIRE MALL

SIOUX FALLS
Empire Mall
5000 Empire Mall
Sioux Falls, SD 57106
Sioux Falls Regional Airport
MINNEHAHA COUNTY
LINCOLN COUNTY
Tea
W. 60th St.
E. 60th St.
Benson Rd.
Maple St.
Russell St.
Madison St.
W. 12th St.
E. 6th St.
W. 41st St.
E. 41st St.
W. 57th St.
E. 57th St.
W. 69th St.
E. 69th St.
271st St.
272nd St.
273rd St.
N. Ellis Rd.
S. Ellis Rd.
La Mesa Dr.
N. Marion Rd.
S. Marion Rd.
S. Sertoma Ave.
Sundowner Ave.
469th Ave.
471st Ave.
473rd Ave.
477th Ave.
S. Louise Ave.
S. Western Ave.
S. Kiwanis Ave.
N. Minnesota Ave.
N. Cliff Ave.
S. Cliff Ave.
S. Cleveland Ave.
S. Sycamore Ave.
S. Bahnson Ave.
Southeastern Ave.
Burnside St.
Rice St.
Arrowhead Pkwy.
Proposed SD 100 Corridor
Big Sioux River
USD University Center
SCHEELS IcePlex
Sanford Youth Football Complex
Capital Card Services
Citibank Call Center
Coventry Sioux Falls-East Data Center
Elmwood Golf Course
Howard Wood Field
Denny Sanford Premier Center
W.H. Lyon Fairgrounds
Terrace Park
Falls Park
Falls of the Big Sioux River
Queen Bee Mill Ruins
Great Bear Park
River Ridge Golf Club
Sherman Park
Great Plains Zoo & Delbridge Museum of Natural History
Sanford USD Medical Center
Sanford School of Medicine-USD
Washington Pavilion
The Country Club of Sioux Falls
Minnehaha Country Club
Sioux Falls VA Medical Center
University of Sioux Falls
Augustana University
Avera McKennan Hospital & University Health Center
Riverdale Park
Kuehn Golf Course
Pasley Park
Western Mall Shopping Center
Sertoma Park
Sertoma Butterfly House & Marine Cove
Yankton Trail Park
Tomar Park
Spencer Park
Harmodon Park
Prairie Green Golf Course
Avera Heart Hospital
90
29
229
38
38A
42
115
Bismarck
FARGO
Dickinson
Jamestown
NORTH DAKOTA
Aberdeen
Watertown
SOUTH DAKOTA
Spearfish
Rapid City
Pierre
Huron
Brookings
Mitchell
SIOUX FALLS
Yankton
MINN.
IOWA
Marshall
Sioux City
Chadron
Valentine
NEBRASKA
Norfolk
Scottsbluff
Columbus
OMAHA
North Platte

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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EMPIRE MALL

Mortgaged Property Information		Mortgage Loan Information

Number of Mortgaged Properties	1	Loan Seller	Société Générale
Location (City/State)	Sioux Falls, South Dakota	Cut-off Date Principal Balance(1)	$65,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(1)	$168.97
Size (SF)	1,124,451	Percentage of Initial Pool Balance	8.4%
Total Occupancy as of 10/23/2015	97.1%	Number of Related Mortgage Loans	None
Owned Occupancy as of 10/23/2015	96.5%	Type of Security	Fee & Leasehold
Year Built / Latest Renovation	1974 / 2013	Mortgage Rate	4.31400%
Appraised Value	$350,000,000	Original Term to Maturity (Months)	120
		Original Amortization Term (Months)	360
		Original Interest Only Term (Months)	36

Underwritten Revenues	$28,697,242
Underwritten Expenses	$7,478,959	Escrows
Underwritten Net Operating Income (NOI)	$21,218,283		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$20,386,359	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	54.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	47.3%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.88x / 1.80x	TI/LC	$75,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.2% / 10.7%	Other(2)	$0	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$190,000,000	100.0%	Loan Payoff	$176,300,000	92.8%
			Principal Equity Distribution	11,939,689	6.3
			Closing Costs	1,685,311	0.9
			Reserves	75,000	0.0
Total Sources	$190,000,000	100.0%	Total Uses	$190,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Empire Mall Loan Combination. The Empire Mall Loan Combination, with an original principal balance of $190,000,000, is comprised of five pari passu notes (Note A-1, Note A-2, Note A-3, Note A-4, and Note A-5). The controlling Note A-1 and non-controlling Note A-4 had a combined original principal balance of $65,000,000, has an outstanding principal balance as of the Cut-off Date of $65,000,000 and will be contributed to the Issuing Entity. The non-controlling Note A-2 had an original principal balance of $75,000,000, has an outstanding principal balance of $75,000,000 as of the Cut-off Date and was contributed to the WFCM 2015-P2 securitization transaction. The non-controlling Notes A-3 and A-5 had a combined original principal balance of $50,000,000, have a combined outstanding principal balance of $50,000,000 as of the Cut-off Date and were contributed to the CFCRE 2016-C3 securitization transaction. All statistical financial information related to the balances per square foot, loan-to-value ratios, debt service coverage ratios and debt yields are based on the Empire Mall Loan Combination.

(2)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Empire Mall Loan”) is part of a loan combination (the “Empire Mall Loan Combination”) which is evidenced by five pari passu promissory notes that are secured by a first mortgage encumbering the fee and leasehold interests in a regional mall which is located in Sioux Falls, South Dakota (the “Empire Mall Property”). The Empire Mall Loan Combination was originated on November 24, 2015 by Société Générale. The Empire Mall Loan Combination had an original principal balance of $190,000,000, has an outstanding principal balance as of the Cut-off Date of $190,000,000 and accrues interest at an interest rate of 4.31400% per annum. The Empire Mall Loan Combination had an initial term of 120 months, has a remaining term of 116 months as of the Cut-off Date and requires interest only payments for the first 36 months following origination and, thereafter, requires payments of principal and interest based on a 30-year amortization schedule. The Empire Mall Loan Combination matures on December 1, 2025.

The Empire Mall Loan is evidenced by Note A-1 and Note A-4, which will be contributed to the Issuing Entity, had a combined original principal balance of $65,000,000, has a combined outstanding principal balance as of the Cut-off Date of $65,000,000 and represents approximately 8.4% of the Initial Pool Balance. The related companion loans (collectively, the “Empire Mall Companion Loans”) are evidenced by (i) Note A-2, which was contributed to the WFCM 2015-P2 securitization transaction, had an original principal balance of $75,000,000, and has an outstanding principal balance as of the Cut-off Date of $75,000,000, and (ii) Note A-3 and Note A-5, which were contributed to the CFCRE 2016-C3 securitization transaction had an aggregate original principal balance of $50,000,000 and has a combined outstanding principal balance as of the Cut-off Date of $50,000,000. Note A-1 represents the controlling interest in the Empire Mall Loan Combination. See “Description of the Mortgage Pool—The Loan Combinations—The Empire Mall Loan Combination” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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EMPIRE MALL

Following the lockout period ending on April 30, 2018, the borrower has the right to defease the Empire Mall Loan Combination in whole, or in part (see “—Partial Release” below) on any date before June 1, 2025. In addition, the Empire Mall Loan Combination is prepayable without penalty on or after June 1, 2025.

■	The Mortgaged Property. The Empire Mall Property is a regional mall located in Sioux Falls, South Dakota. The Empire Mall Property contains approximately 1,124,451 SF of retail space, inclusive of several ground leased outparcels. Built in 1974, the Empire Mall Property is comprised of one main building and five outparcel buildings situated on an approximately 121.7 acre parcel. The Empire Mall Property is anchored by Dick’s Clothing & Sport, Sears, J.C. Penney, Younkers, and Macys (on a ground lease). Other major tenants include a Hy-Vee grocery store, Richman Gordman, and standalone outparcels including large tenants such as The District, Toys R Us/Babies R Us and T.J. Maxx. Two outparcels, totaling 13,450 SF of rentable area, are subject to an underlying ground lease from a third party. The Empire Mall Property underwent an approximately $17.0 million renovation in 2013, which included upgrades to the building entrances, replacement of floor finishes, ceiling and lighting retrofits, replacement of furniture, fixtures and equipment and a construction of a flagship Dick’s Clothing & Sport. The Empire Mall Property contains 6,470 surface parking spaces, resulting in a parking ratio of 5.8 spaces per 1,000 SF of rentable area. As of October 23, 2015, the Empire Mall Property was 97.1% occupied by 127 tenants.

The following table presents certain information relating to the major tenants at the Empire Mall Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Tenant Sales $ per SF(3)	Occupancy Cost(3)	Renewal / Extension Options
J.C. Penney	B- / Caa1 / CCC+	134,209	11.9%	$356,931	2.2%	$2.66	4/30/2021	$153	2.1%	1, 5-yr option
Younkers	NR / NR / NR	101,151	9.0	279,122	1.7	2.76	1/31/2026	211	3.5	3,10-year options
Macy’s (Ground Lease)	BBB+ / Baa2 / BBB+	100,790	9.0	35,000	0.2	0.35	1/31/2019(4)	N/A	N/A	3, 10-yr options
Sears	CC / Caa1 / CCC+	100,709	9.0	379,691	2.3	3.77	6/30/2018	132	3.3	2, 5-year options
Hy-Vee	NR / NR / NR	89,044	7.9	570,683	3.5	6.41	12/31/2026	N/A	N/A	4, 5-yr options
Richman Gordman	NR / NR / NR	60,000	5.3	421,885	2.6	7.03	1/31/2017	203	4.0	1, 5-yr options
Dick’s Clothing & Sport	NR / NR / NR	50,300	4.5	704,200	4.3	14.00	1/31/2024	158	11.4	3, 5-year options
The District (Ground Lease)	NR / NR / NR	37,000	3.3	165,000	1.0	4.46	1/31/2024	N/A	N/A	2, 5-yr options
Toys R Us/Babies R Us	NR / NR / NR	30,625	2.7	87,846	0.5	2.87	1/31/2020	N/A	N/A	4, 5-yr options
T.J. Maxx	NR / A2 / A+	25,818	2.3	296,907	1.8	11.50	1/31/2022	438	3.0	1, 5-yr option
Ten Largest Tenants		729,646	64.9%	$3,297,265	20.2%	$4.52
Remaining Tenants		362,351	32.2	13,045,835	79.8	36.00
Vacant		32,454	2.9	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,124,451	100.0%	$16,343,100	100.0%	$14.97

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Annual UW Base Rent per SF and Annual UW Base Rent include contractual rent steps through July 2016, totaling $157,653.

(3)	Some tenants at the Empire Mall Property are not required to report sales and in such cases, Sales per SF and Occupancy Costs are not available. Sales per SF and Occupancy Cost are for the trailing 12-month period ending September 30, 2015.

(4)	Macy’s may terminate its lease at any time with 180-day notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

EMPIRE MALL

The following table presents the lease rollover schedule at the Empire Mall Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	32,735	2.9%	2.9%	$934,994	5.7%	$28.56	11
2016	12,458	1.1	4.0%	587,477	3.6	47.16	7
2017	101,678	9.0	13.1%	2,227,184	13.6	21.90	17
2018	144,300	12.8	25.9%	1,751,084	10.7	12.14	16
2019	144,754	12.9	38.8%	1,792,019	11.0	12.38	14
2020	76,813	6.8	45.6%	1,443,603	8.8	18.79	11
2021	151,179	13.4	59.0%	968,217	5.9	6.40	8
2022	47,857	4.3	63.3%	1,101,288	6.7	23.01	9
2023	32,051	2.9	66.2%	1,368,805	8.4	42.71	11
2024	115,285	10.3	76.4%	2,058,191	12.6	17.85	10
2025	17,256	1.5	77.9%	713,891	4.4	41.37	4
2026	198,505	17.7	95.6%	1,157,110	7.1	5.83	7
2027 & Thereafter	17,126	1.5	97.1%	239,239	1.5	13.97	3
Vacant	32,454	2.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,124,451	100.0%		$16,343,100	100.0%	$14.97	128

(1)	Information obtained from the underwritten rent roll.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

39

EMPIRE MALL

The following table presents certain information relating to the historical sales and occupancy costs at the Empire Mall Property:

Historical Sales (PSF) and Occupancy Costs(1)(2)(3)

Tenant Name	2012	2013	2014	TTM 9/30/2015	TTM 9/30/2015 Occupancy Cost
Younkers	$221	$218	$212	$211	3.5%
Dick’s Clothing & Sport	NAP	NAP	$160	$158	11.4%
Richman Gordman	$225	$215	$204	$203	4.0%
J.C. Penney	$225	$136	$144	$153	2.1%
Sears	$153	$153	$137	$132	3.3%
Aeropostale	$594	$474	$419	$382	10.1%
T.J. Maxx	$327	$417	$391	$438	3.0%
Old Navy Clothing Company	$357	$355	$366	$377	6.0%
Banana Republic	$241	$216	$205	$214	12.3%
Express/Express Men	$223	$226	$201	$205	23.1%
Rue 21	$255	$241	$262	$266	8.0%
Gap/Gap Kids/Baby Gap	$233	$217	$174	$153	26.6%
Maurices	$523	$510	$517	$564	13.6%
American Eagle Outfitters	$639	$565	$561	$639	9.3%
Charlotte Russe	$301	$288	$265	$235	23.7%
Buckle	NAP	NAP	$1,227	$1,162	7.6%
Victoria’s Secret	$782	$735	$626	$652	9.2%
Pink	NAP	$928	$772	$973	7.6%
Eddie Bauer	$234	$245	$217	$229	24.1%
Zales Jewelers	$1,142	$1,367	$1,374	$1,542	8.6%
Sephora	NAP	$536	$702	$832	6.6%
Yankee Candle	$392	$416	$402	$385	20.5%
Men’s Warehouse	$366	$405	$432	$451	3.8%
Bath & Body Works	$766	$983	$1,005	$1,007	7.6%
Champs Sports	$414	$421	$398	$397	13.6%
GameStop	$1,236	$1,227	$1,265	$1,331	8.2%
Journeys	$697	$654	$664	$630	16.5%
Gymboree	$544	$538	$456	$461	16.8%
Famous Footwear	$278	$377	$351	$387	11.2%
Foot Locker	$471	$472	$467	$396(4)	14.5%
Verizon Wireless	$406	$435	$667	$1,232	10.0%
Things Remembered	$1,394	$1,361	$1,323	$1,250	24.3%
Total In-Line (<10,000 SF)	$436	$435	$423	$451	14.5%
Total In-Line Occupancy Costs	13.3%	14.0%	14.7%	14.5%

(1)	Historical Sales (PSF) and Occupancy Costs were provided by the borrower.

(2)	Historical Sales (PSF) are based on lease net rentable square footage during each given period as some tenants listed may have expanded or reduced their lease net rentable square footage during such given period.

(3)	Historical Sales (PSF) and Occupancy Costs reflect those tenants who reported sales during the given period.

(4)	Foot Locker increased its net rentable area from 3,409 SF to 4,103 SF in April 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

EMPIRE MALL

The following table presents certain information relating to historical leasing at the Empire Mall Property:

Historical Leased %(1)(2)

	2012	2013	2014	As of 10/23/2015(3)
Owned Space	94.6%	98.0%	97.2%	97.1%

(1)	Information obtained from the borrower.

(2)	The occupancy excludes temporary tenants.

(3)	Information obtained from the underwritten rent roll.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Empire Mall Property:

Cash Flow Analysis

	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per SF
Base Rent(1)	$14,567,944	$16,007,670	$16,236,415	$16,343,100	$14.53
Contractual Rent Steps	0	0	0	0	0.0
Percentage Rent	465,506	366,503	639,664	809,257	0.72
Gross Up Vacancy	0	0	0	1,659,860	1.48
Total Rent	$15,033,450	$16,374,173	$16,876,079	$18,812,216	$16.73
Total Reimbursables	9,002,626	9,523,412	9,382,685	9,614,895	8.55
Other Income	1,864,173	1,816,492	1,962,852	1,962,852	1.75
Vacancy & Credit Loss	28,986	(60,879)	64,125	(1,692,721)(2)	(1.51)
Effective Gross Income	$25,929,235	$27,653,198	$28,285,741	$28,697,242	$25.52

Real Estate Taxes	$1,840,920	$2,076,773	$2,052,912	$2,498,090	$2.22
Insurance	265,163	256,163	260,642	261,000	0.23
Management Fee	668,073	721,577	746,608	1,000,000	0.89
Other Operating Expenses	4,064,586	3,920,914	3,719,869	3,719,869	3.31
Total Operating Expenses	$6,838,742	$6,975,427	$6,780,031	$7,478,959	$6.65

Net Operating Income	$19,090,493	$20,677,771	21,505,710	$21,218,283	$18.87
TI/LC	0	0	0	589,189	0.52
Replacement Reserves	0	0	0	242,735	0.22
Net Cash Flow	$19,090,493	$20,677,771	21,505,710	$20,386,359	$18.13

(1)	Underwritten Base Rent includes Contractual Rent Steps through July 2016, totaling $157,763.

(2)	The underwritten economic vacancy is 5.6%. The Empire Mall Property was 97.1% physically occupied as of October 23, 2015.

■	Appraisal. As of the appraisal valuation date of October 15, 2015, the Empire Mall Property had an “as-is” appraised value of $350,000,000.

■	Environmental Matters. According to the Phase I environmental site assessment dated October 19, 2015, 11 non-active in-ground hydraulic lifts were observed at the Empire Mall Property. The status of these in-ground hydraulic cylinders and hydraulic reservoirs are unknown at this time and as such, they represent a recognized environmental condition. Sears has been identified as the responsible party for liability and costs associated with groundwater monitoring and remediation, if required. The Phase I environmental site assessment recommends obtaining documentation regarding the decommissioning of the hydraulic lifts. If not available, it was recommended by the Phase I environmental site assessment that the lifts be decommissioned.

■	Market Overview and Competition. The Empire Mall Property is located in the southeast quadrant of I-29 and 41st Street in Sioux Falls, South Dakota. The Empire Mall Property is bounded by 41st Street to the north, 49th Street to the south, I-29 to the west, and Louise Avenue to the east. According to a third-party market research provider, daily traffic counts are approximately 29,000 to 35,000 vehicles along 41st Street and 44,000 vehicles along I-29. As of August 2015, Sioux Falls had a population of approximately 244,000 and has one of the lowest unemployment rates in the United States at 2.5%. Sioux Falls’ population grew at an average rate of 2.1% annually between 2004 and 2014, well above the statewide population growth rate of 1.0% annually and the average national growth rate of 0.9% annually over the same time period. Sioux Falls is a regional hub for

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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EMPIRE MALL

education and health services and has a reportedly high education attainment for a metropolitan area within the Midwest, with 30.9% of adult residents holding a bachelor’s or advanced college degree. Sioux Falls was listed as one of the top 10 small places for business and careers for each of the past 10 years. The trade, transportation, utilities, education and health services sectors account for more than 40% of total employment in the metropolitan area, with Sanford Health and Avera Health, both health care companies, and John Morrell & Co. being the top three employers. The Empire Mall Property’s trade area has a radius of 30.0 miles and includes approximately 253,225 people with average annual household income of $72,873. The closest regional mall competitor to the Empire Mall Property is located 77.0 miles south in Sioux City, Iowa.

According to a third-party research report, as of the third quarter of 2015, the Sioux Falls retail market reported a total retail inventory of 9.5 million SF with a 2.2% vacancy rate and average asking rents of $11.94 per SF, on a triple-net basis.

The following table presents certain information relating to comparable retail properties for the Empire Mall Property:

Competitive Set(1)

	Empire Mall (Subject)	Meadows on the River	Western Mall	Dawley Farm Village	Southern Hills Mall	River Hills Mall
Location	Sioux Falls, SD	Sioux Falls, SD	Sioux Falls, SD	Sioux Falls, SD	Sioux City, IA	Mankato, MN
Distance from Subject	--	0.2 miles	0.8 miles	6.0 miles	77.0 miles	150.0 miles
Property Type	Regional Mall	Power Center	Community Center	Power Center	Regional Mall	Regional Mall
Year Built/Renovated	1974/2013	1990/2008	1968/2003	2002/2013	1980/2000	1991/2007
Anchors	Sears, Macy’s, J.C. Penney, Dick’s Clothing & Sport, Younkers	Home Depot, Michael’s, Walmart, PetSmart, Century Theatre, World Market	Scheels, Best Buy, Hancock Fabrics, SD Furniture Mart, West Mall 7	Target, Kohl’s, Walmart Supercenter, Burlington Coat Factory	Sears, J.C. Penney, Scheels, Younkers, Carmike Cinema, Hy-Vee	J.C. Penney, Herberger’s, Sears, Target, Scheels, Barnes & Noble
Total GLA	1,124,451 SF	1,081,095 SF	418,141 SF	603,870 SF	950,897 SF	792,810 SF
Total Occupancy	97%	96%	97%	99%	84%	92%

(1)	Information obtained from the appraisal and underwritten rent roll.

■	The Borrower. The borrower is Empire Mall, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Empire Mall Loan Combination. Simon Property Group, Inc. (“Simon”) is the guarantor of certain nonrecourse carveouts under the Empire Mall Loan Combination. However, Simon’s liability is limited to $38,000,000 pursuant to a guaranty agreement.

■	The Sponsor. The sponsor, Simon (NYSE: SPG), is an S&P 100 company, owning or holding interest in 230 commercial properties totaling approximately 190.0 million SF with total market capitalization of $66.5 billion as of September 30, 2015. Simon is a publicly traded real estate investment trust that was established in 1993 and operates a fully integrated real estate company from five retail real estate platforms: regional malls, Premium Outlet Centers, The Mills, community/lifestyle centers and international properties. Simon’s 2014 revenue was reported to be approximately $4.9 billion. See “Description of the Mortgage Pool—Non-Recourse Carveout Limitations” and “Description of the Mortgage Pool—Default History, Bankruptcy Issues and Other Proceedings” in the Preliminary Prospectus.

■	Escrows. The Empire Mall Loan documents provide for an upfront escrow of $75,000 for outstanding tenant improvement and leasing obligations for J.C. Penney. The Empire Mall Loan documents do not require monthly escrows for real estate taxes, insurance, replacement reserves or tenant improvements and leasing commissions reserves, provided no Debt Service Coverage Ratio Trigger Period (as defined below) has occurred and is continuing under the Empire Mall Loan Combination. In the event that a Debt Service Coverage Ratio Trigger Period has occurred, the borrower is required to make monthly deposits: (i) for the payment of real estate taxes in

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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an amount equal to one-twelfth of the estimated annual taxes payable and for the payment of insurance in an amount equal to one-twelfth of the estimated annual insurance premiums payable; provided that so long as no event of default under the Empire Mall Loan Combination has occurred and is continuing, the borrower will not be required to make such deposits for so long as the borrower provides satisfactory evidence to the lender that the taxes have been paid prior to delinquency and the insurance policies are being maintained as part of a reasonably acceptable blanket insurance policy providing coverage to substantially all of the other properties managed by the property manager or its affiliates; (ii) for replacements and repairs in an amount equal to $20,228 (subject to a cap of $485,473); and (iii) for tenant improvements and leasing commissions in an amount equal to $49,099 (subject to a cap of $1,000,000). Monthly reserves for ground lease funds are required during the continuance of a Lockbox Event (see “Lockbox and Cash Management” section below).

A “Debt Service Coverage Ratio Trigger Period” will commence if, as of the date of determination, the amortizing debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falls below 1.20x.

■	Lockbox and Cash Management. The Empire Mall Loan Combination requires a lender-controlled lockbox account, which is already in place, and that the borrower direct tenants to deposit all rents directly into the lockbox account and that the borrower and the property manager deposit all rents received into the lockbox account within two business days of receipt. Prior to the occurrence of a Lockbox Event (as defined below), all funds on deposit in the lockbox account will be released to the borrower on a weekly basis. Upon the occurrence and continuance of a Lockbox Event, funds on deposit in the lockbox account will be swept on a weekly basis (or on each business day, during the continuance of an event of default under the Empire Mall Loan Combination) into a lender controlled cash management account.

A “Lockbox Event” will commence upon the occurrence of: (i) an event of default under the Empire Mall Loan Combination; (ii) any bankruptcy or insolvency proceeding of the borrower or the property manager (if the property manager is an affiliate of the borrower); (iii) a Debt Service Coverage Ratio Trigger Event (as defined below); or (iv) an Anchor Tenant Trigger Event (as defined below). A Lockbox Event will end with respect to clause (i), upon the acceptance by the lender of a cure of such event of default; with respect to clause (ii), if the borrower replaces the property manager with a qualified property manager pursuant to a replacement management agreement or such bankruptcy action is discharged or dismissed within 90 days; with respect to clause (iii), when the amortizing debt service coverage ratio based on the trailing four-calendar quarters of at least 1.20x has been achieved for two consecutive calendar quarters; or with respect to clause (iv), if such Anchor Tenants (as defined below) re-commence operations at the applicable premises and the borrower has delivered certification of such to the lender; provided, however, that (x) no event of default under the Empire Mall Loan Combination has occurred and is continuing under the Empire Mall loan agreement or any of the other Empire Mall Loan Combination documents; (y) the borrower has paid all of the lender’s reasonable out-of-pocket expenses actually incurred in connection with such Lockbox Event, including reasonable attorney’s fees and expenses; and (z) a Lockbox Event may not be cured more than five times in the aggregate during the term of the Empire Mall Loan Combination.

A “Debt Service Coverage Ratio Trigger Event” will commence if, as of the date of determination, the debt service coverage ratio based on the trailing four-calendar quarter period immediately preceding the date of such determination falls below 1.20x for two consecutive calendar quarters.

An “Anchor Tenant Trigger Event” will commence if two or more Anchor Tenants (i) go dark, vacate or cease to occupy their respective premises, (ii) reject their respective leases at the Empire Mall Property in a bankruptcy action or proceeding, or (iii) otherwise give notice to vacate during the term of the Empire Mall Loan Combination.

“Anchor Tenants” include J.C. Penney, Younkers, Sears, Hy-Vee, Dick’s Clothing and Sport, Macy’s and any replacement tenant occupying all or substantially all of the space previously demised to any of such Anchor Tenants.

■	Property Management. The Empire Mall Property is managed by an affiliate of the borrower.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Assumption. The borrower has the right to transfer the Empire Mall Property or 100% of the aggregate interests in the borrower to a transferee that is not a Qualified Transferee (as defined below), provided that no event of default under the Empire Mall Loan Combination has occurred and is continuing, the conditions with respect to transfers to a transferee (as defined below) that is not a Qualified Transferee and certain additional conditions are satisfied, including, but not limited to receipt of a rating agency confirmation from Fitch, KBRA and Moody’s that the transfer will not result in a downgrade, withdrawal or qualification of the respective ratings assigned to the Series CGCMT 2016-P3 certificates and similar confirmations with respect to the ratings of any securities backed by the Empire Mall Companion Loans.

The borrower has the right to transfer the Empire Mall Property, or greater than 50% of the aggregate interests in the borrower, in one, or a series of, related transactions to one or more Qualified Transferees (other than a transfer to a Key Principal (as defined below) or any person wholly owned by one or more Key Principals, so long as such Key Principals owned 49% of the aggregate interests in the borrower prior to such transfer), 60 days after the Closing Date of the CGCMT 2016-P3 securitization transaction, provided that no event of default under the Empire Mall Loan Combination has occurred and is continuing and certain other conditions are satisfied, including, but not limited to delivery of an additional insolvency opinion.

A “Qualified Transferee” is: (a) any person or its affiliate (provided such person owns, directly or indirectly, not less than 51% of such affiliate) who owns and operates (i) at least five shopping centers and (ii) retail properties and shopping centers totaling in the aggregate at least 3,000,000 SF of gross area; (b) any person or its affiliate (provided such person owns, directly or indirectly, not less than 51% of such affiliate) who has a net worth in excess of $250,000,000; or (c) any person, provided the lender has received written confirmation from each of Fitch, KBRA and Moody’s that the transfer to such person will not, in and of itself, cause a downgrade, withdrawal or qualification of the then current ratings of the Series CGCMT 2016-P3 certificates and similar confirmations with respect to ratings of any securities backed by the Empire Mall Companion Loans; provided, however, that no person will be deemed to be a Qualified Transferee if such person (x) is an embargoed person, (y) except for General Growth Properties or its affiliates, is or has during the previous seven years been the subject of a bankruptcy or insolvency proceeding or (z) has been convicted in a criminal proceeding for a felony or any crime involving moral turpitude or is an organized crime figure or is reputed to have substantial business or other affiliations with any organized crime figure.

“Key Principal” means any of SPG LP or Simon Inc.

■	Partial Release. Provided that no event of default under Empire Mall Loan Combination has occurred and is continuing, the borrower may: (i) make transfers of immaterial or non-income producing portions of the Empire Mall Property in connection with takings or condemnations of any portion of the Empire Mall Property; (ii) make transfers of non-income producing portions of the Empire Mall Property to third parties or affiliates of the borrower; and (iii) dedicate portions of the Empire Mall Property or grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business; subject to certain conditions, including, with respect to any of the transfers described in (ii) and (iii), delivery of an officer’s certificate evidencing that such transfer, conveyance or encumbrance will not result in a material adverse effect on the value of the Empire Mall Property, the business operations or financial condition of the borrower or the ability of the borrower to repay the Empire Mall Whole Loan Combination.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Ground Lease. The Empire Mall Property is subject to a ground lease encompassing a 13,450 SF outparcel, which commenced on October 1, 1973 between Judson S. Berry and General Growth Properties. The second of two 10-year renewal options was exercised on October 27, 2015, extending the term to expire on September 30, 2033 with no remaining renewal options. The current monthly rental amount of $5,257 is adjusted every five years according to the increase in the consumer price index. For each percentage of increase in the annual index over that of the previous year, there will be a corresponding percentage increase in the monthly rental amount.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Terrorism Insurance. The Empire Mall Loan documents require that the “all risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Empire Mall Property, or if the Terrorism Risk Insurance Program Reauthorization Act is no longer in effect, the borrower will be required to obtain a standalone policy providing the same coverage for terrorism; provided, however (a) that the borrower will not be required to pay annual premiums in excess of two times the then-current annual premiums for the “all risk” insurance policy (excluding the catastrophic coverage of flood, earthquake and wind) and (b) that such stand-alone policy may have a deductible that is reasonable for such stand-alone policies with respect to properties similar to and reasonable for the geographic region where the Empire Mall Property is located, so long as in no event will such deductible exceed 5% of the total insured values. The loan documents also require business interruption insurance covering no less than the 18-month period following the occurrence of a casualty event, together with an extended period of indemnity, which will continue for the lesser of (i) the period of time until income returns to the same level as it was prior to loss and (ii) 365 days from the date that the Empire Mall Property is repaired or replaced and operations are resumed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

MARRIOTT MIDWEST PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

CARTIFACT
Minneapolis
St Paul
Brooklyn Park
Fridley
Shoreview
Arden Hills
Crystal
Roseville
Plymouth
Oakdale
St Louis Park
Eden Prairie
Edina
Bloomington
Eagan
Inver Grove Heights
Mequon
Menomonee Falls
Bayside
River Hills
Glendale
Sussex
Butler
Whitefish Bay
Shorewood
Brookfield
Wauwatosa
Milwaukee
Waukesha
New Berlin
St Francis
Cudahy
Lake Michigan
Franklin
Muskego
South Milwaukee
Holly
Romeo
Clarkston
Utica
Waterford
Sterling Heights
Milford
Bloomfield
Royal Oak
Warren
South Lyon
Farmington Hills
Ferndale
Roseville
Detroit
Livonia
Canton
Dearborn
Westland
LaSalle
CANADA
MINNESOTA
WISCONSIN
MICHIGAN
Madison
Lansing
IOWA
Des Moines
Chicago
ILLINOIS
INDIANA
OHIO
1
2
3
4
5
6
7
8
9
10

Marriott Midwest Portfolio

#	Property Name	Address	City/State	Zip Code
1	TownePlace Suites Detroit Dearborn	6101, 6121 & 6141 Mercury Drive	Dearborn, MI	48126
2	SpringHill Suites Minneapolis West	5901 Wayzata Boulevard	St. Louis Park, MN	55416
3	SpringHill Suites Eden Prairie	11552 Leona Road	Eden Prairie, MN	55344
4	TownePlace Suites Milwaukee Brookfield	600, 640 & 650 North Calhoun Road	Brookfield, WI	53005
5	TownePlace Suites Detroit Sterling Heights	14800 & 14880 Lakeside Circle	Sterling Heights, MI	48313
6	TownePlace Suites Minneapolis West	1400 & 1450 Zarthan Avenue South	St. Louis Park, MN	55416
7	TownePlace Suites Eden Prairie	11576 and 11588 Leona Road	Eden Prairie, MN	55344
8	SpringHill Suites Minneapolis St. Paul Airport	3635 Crestridge Drive	Eagan, MN	55122
9	TownePlace Suites Detroit Livonia	17350 and 17450 Fox Drive	Livonia, MI	48152
10	TownePlace Suites Minneapolis St. Paul Airport	3615 Crestridge Drive	Eagan, MN	55122

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	10	Loan Seller		PCC
Location (City/State)	Various	Cut-off Date Principal Balance(3)		$55,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(3)		$74,796.01
Size (Rooms)	1,103	Percentage of Initial Pool Balance		7.1%
Total TTM Occupancy as of 12/31/2015	78.2%	Number of Related Mortgage Loans		None
Year Built / Latest Renovation(1)	Various / Various	Type of Security		Fee Simple
Appraised Value(2)	$136,800,000	Mortgage Rate		4.72000%
		Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60
Underwritten Revenues	$32,971,576
Underwritten Expenses	$20,025,477
Underwritten Net Operating Income (NOI)	$12,946,099	Escrows
Underwritten Net Cash Flow (NCF)	$11,627,237		Upfront	Monthly
Cut-off Date LTV Ratio(3)(4)	60.3%	Taxes	$802,511	$165,745
Maturity Date LTV Ratio(3)(4)	60.3%	Insurance	$100,611	$20,122
DSCR Based on Underwritten NOI / NCF(3)	3.28x / 2.95x	FF&E	$0	$54,633
Debt Yield Based on Underwritten NOI / NCF(3)	15.7% / 14.1%	Other(5)	$14,774,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$82,500,000	60.2%	Purchase Price	$116,696,387	85.2%
Principal’s New Cash Contribution	54,436,233	39.8	Reserves	15,677,121	11.5
			Closing Costs	4,562,725	3.3
Total Sources	$136,936,233	100.0%	Total Uses	$136,936,233	100.0%

(1)	See “—The Mortgaged Properties” below.

(2)	The Appraised Value represents the aggregate “as-if complete” value of $136,800,000, which assumes the Property Improvement Plan (“PIP”) renovations to the Marriott Midwest Portfolio Properties are completed in 2016. The “as-is” value is $119,800,000.

(3)	The Marriott Midwest Portfolio Loan Combination (as defined below) totaling $82,500,000, is comprised of two pari passu notes (notes A-1 and A-2). Note A-1 had an original principal balance of $55,000,000, has an outstanding principal balance of $55,000,000 as of the Cut-off Date and will be contributed to the Issuing Entity. Note A-2 had an original principal balance of $27,500,000, has an outstanding principal balance as of the Cut-off Date of $27,500,000 and is expected to be contributed to one or more future securitization transactions. All statistical financial information related to balances per room, loan-to-value ratios, debt service coverage ratios and debt yield are based on the Marriott Midwest Portfolio Loan Combination.

(4)	The Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based on the “as-if complete” value of $136,800,000. The Cut-off Date LTV Ratio and Maturity Date LTV Ratio based on the “as-is” value of $119,800,000 are 68.9% and 68.9%, respectively.

(5)	Other upfront reserves include a PIP reserve of $14,724,000 and $50,000 for cure of certain building code violations, which cure has now been completed. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Marriott Midwest Portfolio Loan”) is part of a loan combination (the “Marriott Midwest Portfolio Loan Combination”) evidenced by two pari passu notes (note A-1 and note A-2) that are secured by a first mortgage encumbering the borrower’s fee interest in a portfolio of ten limited service hotels located in Michigan, Minnesota, and Wisconsin (the “Marriott Midwest Portfolio Properties”). The Marriott Midwest Portfolio Loan (evidenced by note A-1), which represents the controlling interest in the Marriott Midwest Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding balance as of the Cut-off Date of $55,000,000 and represents approximately 7.1% of the Initial Pool Balance. The related companion loan (the “Marriott Midwest Portfolio Companion Loan”), which has an outstanding principal balance as of the Cut-off Date of $27,500,000 and is evidenced by note A-2, represents the non-controlling interest in the Marriott Midwest Portfolio Loan Combination, is currently held by Principal Commercial Capital and is expected to be contributed to one or more future securitization transactions. The Marriott Midwest Portfolio Loan Combination was originated by Principal Commercial Capital on February 8, 2016. The Marriott Midwest Portfolio Loan Combination has an outstanding principal balance as of the Cut-off Date of $82,500,000 and each note has an interest rate of 4.72000% per annum. The borrower utilized the proceeds of the Marriott Midwest Portfolio Loan Combination to purchase the Marriott Midwest Portfolio Properties, fund reserves and pay origination costs.

The Marriott Midwest Portfolio Loan Combination had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The Marriott Midwest Portfolio Loan Combination requires interest only payments on each payment date through the scheduled maturity date on March 1, 2021. Voluntary prepayment of the Marriott Midwest Portfolio Loan Combination is prohibited prior to the payment date in December 2020. At any time prior to the payment date in December 2020 and after the earlier to occur of (i) the 25th payment date following the closing date of the securitization into which the last piece of the Marriott Midwest Portfolio Loan Combination is contributed and (ii) April 1, 2019, (such earlier date, the “Marriott Midwest Portfolio Lockout

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

Date”), the borrower may defease the Marriott Midwest Portfolio Loan Combination in whole, or in part, in connection with a partial release (see “—Release of Collateral” below). The Marriott Midwest Portfolio Loan Combination is prepayable without penalty on or after December 1, 2020.

■	The Mortgaged Properties. The Marriott Midwest Portfolio Properties consist of ten hotels totaling 1,103 rooms, including three SpringHill Suites hotels and seven TownePlace Suites hotels. All of the hotels operate pursuant to long term franchise agreements with Marriott International, Inc. which expire in 2031 and are undergoing $14,728,386 of franchise-mandated capital upgrades expected to be completed by December 2016. The following table presents certain information relating to the Marriott Midwest Portfolio Properties:

Property	Cut-off Date Allocated Loan Combination Amount	Rooms	Occupancy(1)	Year Built/Year Renovated	Appraised Value(2)	PIP(3)	PIP per Room	UW NCF	UW NCF per Room
TownePlace Suites Detroit Dearborn	$15,860,746	148	85.2%	2001/2014	$26,300,000	$1,830,502	$12,368	$2,593,117	$17,521
SpringHill Suites Minneapolis West	11,036,184	126	77.1	2002/2016	18,300,000	814,006	6,460	1,634,423	12,972
SpringHill Suites Eden Prairie	8,865,132	119	74.8	2001/2016	14,700,000	816,506	6,861	1,233,874	10,369
TownePlace Suites Milwaukee Brookfield	8,382,675	112	73.4	1998/2014	13,900,000	1,759,983	15,714	965,126	8,617
TownePlace Suites Detroit Sterling Heights	7,417,763	95	79.2	2001/2016	12,300,000	1,133,130	11,928	987,650	10,396
TownePlace Suites Minneapolis West	7,116,228	106	75.2	2001/2016	11,800,000	1,558,825	14,706	987,218	9,313
TownePlace Suites Eden Prairie	6,875,000	103	75.7	1998/2016	11,400,000	1,438,377	13,965	920,116	8,933
SpringHill Suites Minneapolis St. Paul Airport	6,271,930	105	74.6	1997/2016	10,400,000	2,398,381	22,842	807,892	7,694
TownePlace Suites Detroit Livonia	6,211,623	95	84.5	2000/2016	10,300,000	1,409,285	14,835	884,248	9,308
TownePlace Suites Minneapolis St. Paul Airport	4,462,719	94	81.0	1999/2016	7,400,000	1,569,391	16,696	613,573	6,527
Total / Wtd. Avg.	$82,500,000	1,103	78.2%		$136,800,000	$14,728,386	$13,353	$11,627,237	$10,541

(1)	Source: Third party market report as of December 2015. Reflects average occupancy for 2015.

(2)	The Appraised Value represents the aggregate “as-if complete” value of $136,800,000, which assumes the PIP renovations to the Marriott Midwest Portfolio Properties are completed in 2016. The “as-is” value is $119,800,000.

(3)	The total PIP of $14,728,386 reflects the actual budgeted capital upgrades at each property versus the upfront PIP reserve of $14,724,000.

The following table presents certain information relating to the 2014 demand analysis with respect to the Marriott Midwest Portfolio Properties based on market segmentation, as provided in the appraisals for the Marriott Midwest Portfolio Properties:

2014 Accommodated Room Night Demand(1)

Property	Commercial	Extended Stay	Leisure	Meeting & Group
TownePlace Suites Detroit Dearborn	35.0%	40.0%	20.0%	5.0%
SpringHill Suites Minneapolis West	40.0%	10.0%	40.0%	10.0%
SpringHill Suites Eden Prairie	45.0%	10.0%	35.0%	10.0%
TownePlace Suites Milwaukee Brookfield	10.0%	70.0%	15.0%	5.0%
TownePlace Suites Detroit Sterling Heights	20.0%	40.0%	35.0%	5.0%
TownePlace Suites Minneapolis West	15.0%	65.0%	15.0%	5.0%
TownePlace Suites Eden Prairie	25.0%	55.0%	15.0%	5.0%
TownePlace Suites Minneapolis St. Paul Airport	25.0%	50.0%	20.0%	5.0%
SpringHill Suites Minneapolis St. Paul Airport	60.0%	10.0%	20.0%	10.0%
TownePlace Suites Detroit Livonia	15.0%	60.0%	20.0%	5.0%
TownePlace Suites Minneapolis St. Paul Airport	25.0%	50.0%	20.0%	5.0%

(1)	Source: Appraisal

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Marriott Midwest Portfolio Properties:

Marriott Midwest Portfolio(1)

	2012	2013	2014	2015
Occupancy	69.5%	76.9%	76.8%	78.2%
ADR	$90.80	$87.41	$97.40	$103.28
RevPAR	$63.15	$67.19	$74.78	$80.73

(1)	As provided by the borrower and reflects average occupancy, ADR and RevPAR for the indicated period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

The following table presents certain information relating to the historical penetration rates for the Marriott Midwest Portfolio Properties, as provided in December 2015 third party market research reports:

Historical Penetration Rates(1)

	2013			2014			2015
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
TownePlace Suites Detroit Dearborn	143.4%	104.5%	149.9%	136.2%	117.7%	160.4%	139.8%	127.7%	178.5%
SpringHill Suites Minneapolis West	109.0%	101.6%	110.7%	115.1%	107.3%	123.5%	116.1%	108.4%	125.9%
SpringHill Suites Eden Prairie	98.7%	91.9%	90.7%	98.7%	93.3%	100.2%	104.7%	96.2%	100.7%
TownePlace Suites Milwaukee Brookfield	128.4%	119.3%	153.1%	126.4%	123.1%	155.7%	128.5%	118.6%	152.4%
TownePlace Suites Detroit Sterling Heights	110.9%	104.0%	115.4%	109.1%	108.5%	118.3%	109.2%	109.8%	119.9%
TownePlace Suites Minneapolis West	121.1%	109.7%	132.8%	117.0%	127.3%	148.8%	120.5%	129.9%	156.5%
TownePlace Suites Eden Prairie	126.4%	101.9%	128.8%	120.0%	113.0%	135.6%	111.4%	121.4%	135.2%
SpringHill Suites Minneapolis St. Paul Airport	90.3%	109.6%	99.0%	97.7%	107.7%	105.2%	97.3%	110.6%	107.6%
TownePlace Suites Detroit Livonia	107.9%	118.4%	127.8%	104.2%	121.1%	126.3%	111.2%	112.8%	125.4%
TownePlace Suites Minneapolis St. Paul Airport	97.0%	127.5%	123.7%	90.3%	132.7%	119.9%	110.8%	132.2%	146.5%
	114.5%	108.2%	123.8%	112.7%	114.7%	130.5%	116.0%	119.1%	136.2%

(1)	Source: Third party market reports dated December 2015.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marriott Midwest Portfolio Properties:

Cash Flow Analysis

	2012	2013(1)	2014(1)	2015	Underwritten	Underwritten $ per Room
Room Revenue	$25,478,790	$27,049,100	$30,107,324	$32,500,161	$32,500,161	$29,465
Food & Beverage Revenue	81,897	59,840	82,975	67,687	67,687	61
Other Revenue(2)	225,041	222,967	220,808	403,728	403,728	366
Total Revenue	$25,785,728	$27,331,907	$30,411,107	$32,971,576	$32,971,576	$29,893

Room Expense	$5,925,354	$6,352,187	$6,777,598	$7,139,168	$7,139,168	$6,473
Food & Beverage Expense	4,160	5,969	8,480	5,337	5,337	5
Other Expense	186,312	240,677	236,100	461,027	461,027	418
Total Departmental Expense	$6,115,826	$6,598,833	$7,022,178	$7,605,532	$7,605,532	$6,895
Total Undistributed Expense	9,081,068	9,278,620	10,224,131	10,810,523	10,723,033	9,722
Total Fixed Charges	1,551,974	1,622,650	1,698,244	1,651,060	1,696,912	1,538
Total Operating Expenses	$16,748,868	$17,500,103	$18,944,553	$20,067,115	$20,025,477	$18,155

Net Operating Income	$9,036,860	$9,831,804	$11,466,554	$12,904,461	$12,946,099	$11,737
FF&E	1,031,429	1,093,275	1,216,445	1,318,862	1,318,862	1,196
Net Cash Flow	$8,005,431	$8,738,529	$10,250,109	$11,585,599	$11,627,237	$10,541

(1)	Net Operating Income in 2014 increased due to ADR growth of 11% between 2013 and 2014.

(2)	Other Revenue consists of telephone and other supplemental revenue.

■	Appraisal. According to the appraisals dated between November 30, 2015 and December 2, 2015, the Marriott Midwest Portfolio Properties had an aggregate “as-is” appraised value of $119,800,000, which takes into account a $14,728,386 deduction for franchise-mandated capital upgrades. The Marriott Midwest Portfolio Properties have an aggregate “as-if complete” appraised value of $136,800,000, as of dates ranging from November 2015 to December 2015 assuming completion of the franchise mandated capital upgrades at the ten Marriott Midwest Portfolio Properties in 2016.

■	Environmental Matters. According to Phase I environmental reports dated between December 8, 2015 and December 10, 2015, the environmental consultant did not identify evidence of any recognized environmental conditions at any of the Marriott Midwest Portfolio Properties.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

■	Market Overview and Competition. The Marriott Midwest Portfolio Properties consist of ten Marriott flagged hotels, including three SpringHill Suites hotels, and seven TownePlace Suites hotels. The Marriott Midwest Portfolio Properties are located within three separate markets across three different states.

TownePlace Suites Detroit Dearborn Property

The TownePlace Suites Detroit Dearborn Property is located in the Detroit-Warren-Livonia Metropolitan Statistical Area (“MSA”). According to the appraisal, the TownePlace Suites Detroit Dearborn Property’s competitive set collectively had an average occupancy of 66.7%, ADR of $90.78, and RevPAR of $60.59 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Detroit Dearborn Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Detroit Dearborn Property	148	2001	84%	$102.03	$86.04
Best Western Greenfield Inn	209	1966	53%	$71.00	$37.63
Comfort Inn Near Greenfield Village	116	1990	61%	$90.00	$54.90
Holiday Inn Express & Suites Allen Park Dearborn	121	1999	72%	$107.00	$77.04
Extended Stay America Detroit Dearborn	93	2002	70%	$82.00	$57.40
Total	687

(1)	Source: Appraisal.

SpringHill Suites Minneapolis West Property

The SpringHill Suites Minneapolis West Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the SpringHill Suites Minneapolis West Property’s competitive set collectively had an average occupancy of 67.4%, ADR of $108.63, and RevPAR of $73.26 during 2014.

The following table presents certain information relating to the primary competition for the SpringHill Suites Minneapolis West Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
SpringHill Suites Minneapolis West Property	126	2002	76%	$115.34	$87.88
Sheraton Hotel Minneapolis West	220	1985	69%	$119.00	$82.11
Best Western Plymouth Hotel & Conference Center	149	1973	60%	$87.00	$52.20
La Quinta Inns & Suites Minneapolis Minnetonka	127	1990	60%	$88.00	$52.80
Holiday Inn Express & Suites Minneapolis Golden Valley	117	1995	63%	$117.00	$73.71
Country Inn & Suites Minneapolis West	132	1995	66%	$98.00	$64.68
Homewood Suites Minneapolis St Louis Park @ West End	125	2010	78%	$125.00	$97.50
Total	996

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

SpringHill Suites Eden Prairie Property

The SpringHill Suites Eden Prairie Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the SpringHill Suites Eden Prairie Property’s competitive set collectively had an average occupancy of 69.7%, ADR of $115.53, and RevPAR of $80.56 during 2014.

The following table presents certain information relating to the primary competition for the SpringHill Suites Eden Prairie Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
SpringHill Suites Eden Prairie Property	119	2001	74%	$109.11	$80.62
Holiday Inn Express & Suites Minneapolis Minnetonka	93	1997	70%	$111.00	$77.70
Hilton Garden Inn Minneapolis Eden Prairie	97	2000	75%	$131.00	$98.25
Courtyard Minneapolis Eden Prairie	149	1989	68%	$115.00	$78.20
Hyatt Place Minneapolis Eden Prairie	126	1997	67%	$121.00	$81.07
Fairfield Inn & Suites Minneapolis Eden Prairie	90	1997	65%	$104.00	$67.60
Total	674

(1)	Source: Appraisal.

TownePlace Suites Milwaukee Brookfield Property

The TownePlace Suites Milwaukee Brookfield Property is located in the Milwaukee-Waukesha-West Allis MSA. According to the appraisal, the TownePlace Suites Milwaukee Brookfield Property’s competitive set collectively had an average occupancy of 63.3%, ADR of $75.53, and RevPAR of $47.85 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Milwaukee Brookfield Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Milwaukee Brookfield Property	112	1998	77%	$88.17	$67.76
Hampton Inn Milwaukee Brookfield	119	1988	67%	$80.00	$53.60
Quality Inn Brookfield	129	1989	62%	$74.00	$45.88
Extended Stay America Milwaukee Waukesha	122	1997	56%	$66.00	$36.96
Extended Stay America Milwaukee Brookfield	138	1998	57%	$67.00	$38.19
Total	620

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

TownePlace Suites Detroit Sterling Heights Property

The TownePlace Suites Detroit Sterling Heights Property is located in the Detroit-Warren-Livonia MSA. According to the appraisal, the TownePlace Suites Detroit Sterling Heights Property’s competitive set collectively had an average occupancy of 75.2%, ADR of $82.67, and RevPAR of $62.14 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Detroit Sterling Heights Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Detroit Sterling Heights Property	95	2001	81%	$88.24	$71.19
Comfort Inn Utica	101	1988	65%	$72.00	$46.80
La Quinta Inns & Suites Detroit Utica	102	1997	68%	$78.00	$53.04
Extended Stay America Detroit Warren	59	1997	85%	$64.00	$54.40
Staybridge Suites Detroit Utica	91	2001	78%	$90.00	$70.20
Holiday Inn Express & Suites Detroit Utica	104	2007	79%	$95.00	$75.05
Total	552

(1)	Source: Appraisal.

TownePlace Suites Minneapolis West Property

The TownePlace Suites Minneapolis West Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the TownePlace Suites Minneapolis West Property’s competitive set collectively had an average occupancy of 64.4%, ADR of $79.87, and RevPAR of $51.45 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Minneapolis West Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Minneapolis West Property	106	2001	73%	$96.22	$70.21
Days Inn Plymouth Minneapolis West	113	1977	54%	$50.00	$27.00
La Quinta Inns & Suites Minneapolis Minnetonka	127	1990	60%	$88.00	$52.80
Holiday Inn Express & Suites Minneapolis Golden Valley	117	1995	63%	$117.00	$73.71
Extended Stay America Minneapolis Maple Grove	104	1998	74%	$43.50	$32.19
Total	567

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

TownePlace Suites Eden Prairie Property

The TownePlace Suites Eden Prairie Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the TownePlace Suites Eden Prairie Property’s competitive set collectively had an average occupancy of 67.1%, ADR of $79.01, and RevPAR of $53.02 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Eden Prairie Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Eden Prairie Property	103	1998	78%	$86.69	$67.17
AmericInn Chanhassen	77	1998	61%	$74.00	$45.14
Extended Stay America Minneapolis Eden Prairie Valley View Road	104	1998	69%	$66.00	$45.54
Extended Stay America Minneapolis Eden Prairie Technology Drive	98	1998	67%	$68.00	$45.56
Best Western Eden Prairie Inn	54	1985	56%	$73.00	$40.88
Fairfield Inn & Suites Minneapolis Eden Prairie	90	1997	65%	$104.00	$67.60
Total	526

(1)	Source: Appraisal.

SpringHill Suites Minneapolis St. Paul Airport Property

The SpringHill Suites Minneapolis St. Paul Airport Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the SpringHill Suites Minneapolis St. Paul Airport Property’s competitive set collectively had an average occupancy of 74.7%, ADR of $100.15, and RevPAR of $74.79 during 2014.

The following table presents certain information relating to the primary competition for the SpringHill Suites Minneapolis St. Paul Airport Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
SpringHill Suites Minneapolis St. Paul Airport Property	105	1997	73%	$106.30	$77.84
Quality Inn & Suites Eagan	120	1994	65%	$78.00	$50.70
Hampton Inn Minneapolis Eagan	122	1994	73%	$103.00	$75.19
Hilton Garden Inn Minneapolis Eagan	99	1998	86%	$111.00	$95.46
Fairfield Inn & Suites Minneapolis St. Paul Airport	119	2001	78%	$101.00	$78.78
Total	565

(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

TownePlace Suites Detroit Livonia Property

The TownePlace Suites Detroit Livonia Property is located in the Detroit-Warren-Livonia MSA. According to the appraisal, the TownePlace Suites Detroit Livonia Property’s competitive set collectively had an average occupancy of 74.5%. ADR of $74.34, and RevPAR of $55.37 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Detroit Livonia Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Detroit Livonia Property	95	2000	77%	$87.80	$67.84
Extended Stay America Detroit Novi Haggerty Road	125	1997	68%	$53.00	$36.04
Fairfield Inn & Suites Detroit Livonia	100	1999	78%	$91.00	$70.98
TownePlace Suites Detroit Novi	94	1999	83%	$89.00	$73.87
Hawthorn Suites by Wyndham Detroit Farmington Hills	123	2000	71%	$70.00	$49.70
Extended Stay America Detroit Novi Orchard Hill Place	86	2000	78%	$49.00	$38.22
Extended Stay America Detroit Canton	104	2001	65%	$56.00	$36.40
Hampton Inn Suites Detroit Canton	90	2009	80%	$98.00	$78.40
Total	817

(1)	Source: Appraisal.

TownePlace Suites Minneapolis St. Paul Airport Property

The TownePlace Suites Minneapolis St. Paul Airport Property is located in the Minneapolis/St. Paul, MN-WI MSA. According to the appraisal, the TownePlace Suites Minneapolis St. Paul Airport Property’s competitive set collectively had an average occupancy of 78.7%, ADR of $67.39, and RevPAR of $53.02 during 2014.

The following table presents certain information relating to the primary competition for the TownePlace Suites Minneapolis St. Paul Airport Property:

Competitive Set(1)

Property	Number of Rooms	Year Built	2014 Occupancy	2014 ADR	2014 RevPAR
TownePlace Suites Minneapolis St. Paul Airport Property	94	1999	72%	$84.63	$61.23
Extended Stay America Minneapolis Airport Eagan North	128	1998	81%	$57.00	$46.17
Staybridge Suites Eagan Airport South Mall Area	89	2000	86%	$89.00	$76.54
Extended Stay America Minneapolis Airport Eagan	104	1997	75%	$54.00	$40.50
Microtel Inn & Suites by Wyndham Eagan	82	1999	79%	$56.50	$44.64
Total	497

(1)	Source: Appraisal.

■	The Borrower. The borrower is comprised of ten separate single-purpose borrowing entities, each owned by the same single-purpose sole member with two independent directors, which in turn is owned by a corporate services provider to accommodate a Shari’ah compliant structure. Leslie Ng, Chief Investment Officer of Interstate Hotels & Resorts, and Paul Nussbaum, founder and Chairman of Waramaug Hospitality, will serve as the guarantors of certain non-recourse carveouts under the Marriott Midwest Portfolio Loan Combination. Certain indirect owners of the master lessees (described below) are members of the Islamic faith and require a Shari’ah compliant loan structure. See “Risk Factors – Risks Relating to Shari’ah Compliant Loans” and “Description of the Mortgage Pool – Statistical Characteristics of the Mortgage Loans – Shari’ah Compliant Loans” in the Preliminary Prospectus. In order to facilitate a Shari’ah compliant loan structure, the borrower master leases the Marriott Midwest Portfolio Properties to ten individual master lessees (under a single master lease). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott Midwest Portfolio Loan Combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

The master lessees are owned by a joint venture between affiliates of Gatehouse Capital Economic and Financial Consultancy K.S.C.C. (“Gatehouse”) and investors to whom Gatehouse has syndicated such interests as contemplated in the Marriott Midwest Portfolio Loan Combination documents (90%) and Interstate Hotels & Resorts, Inc./Waramaug LS Hotels IV LLC (10%). Gatehouse is an international real estate investment advisory firm based in Kuwait and is affiliated with Gatehouse Bank plc, which manages a reported $1.5 billion in U.S. assets. Gatehouse structures, manages, and monitors global real estate products on behalf of its investors without compromising their Shariah values and beliefs. In the United States, Gatehouse investments are managed by its associate, Arch Street Capital Advisors, a full service real estate investment advisory firm that has advised on more than a reported $4 billion in U.S. real estate transactions since 2003. Interstate Hotels & Resorts, Inc. is a leading global hotel management company operating 430 hotels with 76,000 rooms located throughout the U.S. and around the world. Waramaug Hospitality is a privately held investment group that owned 32 full and select service hotels as of December 2015. The joint venture which owns the master lessees is indirectly co-managed by (i) an affiliate of Interstate Hotels & Resorts, Inc. and (ii) Waramaug LS Hotels IV LLC, which is managed by Paul Nussbaum.

■	Escrows. On the origination date, the borrower funded aggregate reserves of $15,677,121 with respect to the Marriott Midwest Portfolio Properties comprised of: (i) $802,511 for real estate tax expenses, (ii) $100,611 for insurance expenses, (iii) $14,724,000 for PIP costs and expenses (the “PIP Reserve Funds”), and (iv) $50,000 for remediation of building code violations at the SpringHill Suites Minneapolis West Property.

On each payment date, the borrower is required to fund (i) a tax reserve in an amount that the lender estimates for annual taxes and assessments assessed or levied against the premises,(ii) an insurance reserve in an amount that the lender estimates for annual premiums for insurance, (iii) an FF&E reserve in an amount equal to one-twelfth of the greater of (a) the annual amount required for replacement of certain furniture, fixtures and equipment under the franchise agreement and/or management agreement and (b) 2.0% of total revenues from the portfolio from the origination date through February 2017, 3% of total revenues from the portfolio from March 2017 through February 2018 and 4% of total revenues from the portfolio from March 2018 thereafter.

■	Lockbox and Cash Management. The Marriott Midwest Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The Marriott Midwest Portfolio Loan Combination documents require the borrower to direct credit card companies to remit all credit card receivables to one or more lender-controlled lockbox accounts and require that all cash revenues relating to the Marriott Midwest Portfolio Properties and all other money received by the borrower, master lessees or the property manager with respect to the Marriott Midwest Portfolio Properties be deposited into such lockbox accounts within two business days following receipt. Provided no Marriott Midwest Portfolio Trigger Event is continuing, all funds in the lockbox accounts are swept daily into the master lessees’ operating accounts. Upon the occurrence and during the continuance of a Marriott Midwest Portfolio Trigger Event, amounts in the lockbox accounts are required to be swept to a lender-controlled cash management account and applied in accordance with the loan documents, and excess cash is required to be swept and held as additional collateral for the Marriott Midwest Portfolio Loan Combination.

A “Marriott Midwest Portfolio Trigger Event” means the period (A) commencing upon the earliest of (i) an event of default beyond notice and cure periods under the Marriott Midwest Portfolio Loan Combination, (ii) the debt yield falling below 8%, (iii) failure to maintain in full force and effect any franchise agreement, and (iv) the guarantors’ failure to collectively satisfy applicable guarantor financial covenants and provide a substitute or additional guarantor within 30 days that, collectively with all other guarantors, satisfies such financial covenants in accordance with the Marriott Midwest Portfolio Loan Combination documents; and (B) expiring upon (w) with regard to clause (i) above, the curing of all events of default, (x) with regard to clause (ii) above, the debt yield is greater than 8.25% for two consecutive calendar quarters, (y) with regard to clause (iii) above, the borrower enters into an acceptable replacement franchise agreement as reasonably approved by lender, and (z) with regard to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

clause (iv) above, the guarantor financial covenants have been satisfied for two consecutive quarters, or a substitute or additional guarantor is provided which results in the satisfaction of the financial covenants, as determined by lender in its sole discretion in accordance with the Marriott Midwest Portfolio Loan Combination documents.

■	Property Management. The Marriott Midwest Portfolio Properties are managed by Interstate Management Company, LLC, an affiliate of the master lessees. Under the Marriott Midwest Portfolio Loan Combination documents, the lender has the right, subject to the franchisor’s approval to the extent such approval is required under the terms of any applicable franchise agreement, to cause the borrower to terminate (or cause the master lessee to terminate) the management agreement and replace the property manager upon (i) an event of default beyond notice and cure periods under the Marriott Midwest Portfolio Loan Combination; (ii) the property manager’s fraud, gross negligence or willful misconduct or the property manager’s default under any management agreement, which default continues beyond any applicable notice and cure period; (iii) the borrower’s or master tenant’s failure to maintain in full force and effect any franchise agreement; (iv) the property manager becoming insolvent; or (v) an event occurring under any management agreement which permits the borrower or master tenant to terminate the property manager.

■	Release of Collateral. Provided no event of default beyond notice and cure periods under the Marriott Midwest Portfolio Loan Combination is then continuing, at any time from and after the Marriott Midwest Portfolio Lockout Date, and prior to December 1, 2020, the borrower may obtain the release of one or more of the Marriott Midwest Portfolio Properties from the lien of the Marriott Midwest Portfolio Loan Combination in connection with a bona fide third-party sale of such properties, subject to the satisfaction of certain conditions set forth in the Marriott Midwest Portfolio Loan Combination documents, including among others: (a) the principal balance defeased equals 125% of the allocated loan amount for each Marriott Midwest Portfolio Property being released; (b) the debt service coverage ratio for the remaining properties is not less than the greater of the debt service coverage ratio prior to the release and 2.92x; (c) the loan-to-value ratio on the remaining properties does not exceed the lesser of the loan-to-value ratio immediately preceding such release and 60.3%, (d) the aggregate appraised value of any Detroit MSA properties (the TownePlace Suites Detroit Dearborn Property, the TownePlace Suites Detroit Livonia Property and the TownePlace Suites Detroit Sterling Heights Property) in the remaining property portfolio does not exceed 50% of the aggregate appraised value of all remaining properties; (e) the debt yield is not less than the greater of the debt yield prior to the release and 14%; (f) delivery of rating agency confirmation with respect to such partial release; (g) the satisfaction of certain REMIC requirements, (h) if the individual property being released is either of the TownePlace Suites Detroit Dearborn Property or the TownePlace Suites Detroit Livonia Property, borrower provides evidence of the waiver of or compliance with certain rights of first offer or first refusal with respect to such sale; (i) if the individual property being released is either of the TownePlace Suites Eden Prairie Property or the SpringHill Suites Eden Prairie Property, such partial release is consummated simultaneously with a partial release of both of such properties; (j) if the individual property being released is either of the TownePlace Suites Minneapolis St. Paul Airport Property or the SpringHill Suites Minneapolis St. Paul Airport Property, such partial release is consummated simultaneously with a partial release of both of such properties; and (k) if the individual property being released is either of the TownePlace Suites Minneapolis West Property or the SpringHill Suites Minneapolis West Property, such partial release is consummated simultaneously with a partial release of both of such properties.

■	Right of Reverter. Under an indenture pursuant to which the TownePlace Suites Detroit Dearborn Property was conveyed to the prior owner, the grantor of the TownePlace Suites Detroit Dearborn Property has a right of reverter on the TownePlace Suites Detroit Dearborn Property upon certain termination events resulting from violation of certain use and other restrictions in the indenture. If such right is exercised, the borrower’s fee interest in the TownePlace Suites Detroit Dearborn Property will be terminated, and the grantor must pay the borrower an amount equal to the market value of the TownePlace Suites Detroit Dearborn Property, determined by an appraisal process. The Marriott Midwest Portfolio Loan Combination documents require that any proceeds of the right of reverter be deposited with lender and may, in lender’s sole discretion, either (i) be held as additional security for the Marriott Midwest Portfolio Loan Combination or (ii) be applied to the indebtedness. The Marriott

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

MARRIOTT MIDWEST PORTFOLIO

Midwest Portfolio Loan Combination documents also provide that the reversion of the TownePlace Suites Detroit Dearborn Property to an entity other than the borrower pursuant to the exercise of the right of reverter, other than in connection with satisfaction of the requirements in the loan documents for a partial release including without limitation the requirements for a partial defeasance, is an event of default. The TownePlace Suites Detroit Dearborn Property is also subject to a right of first refusal, and the TownePlace Suites Detroit Livonia property is subject to a right of first offer. See “Description of the Mortgage Pool—Tenant Issues—Purchase Options, Rights of First Offer and Rights of First Refusal” in the Preliminary Prospectus.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $50,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the Marriott Midwest Portfolio Properties (plus 18 months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the Marriott Midwest Portfolio Loan Combination, but the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the Marriott Midwest Portfolio Properties and business interruption/rental loss insurance required under the Marriott Midwest Portfolio Loan Combination documents (without giving effect to the cost of the terrorism or earthquake components of the property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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NYACK COLLEGE NYC

NYACK
New York's Christian College
NYACK
Christian Higher Education Since 1882

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

60

NYACK COLLEGE NYC

CARTIFACT
Nyack College NYC
17 Battery Place North
New York, NY 10004
250 Vesey
200 Vesey
One World Trade Center
Two World Trade Center
Three World Trade Center
Four World Trade Center
World Trade Center Transportation Hub & Westfield Retail
Winter Garden Brookfield Place
225 Liberty
200 Liberty
North Pool
South Pool
World Trade Center Memorial
Museum Entrance Hall
North Cove Marina
Gateway Plaza
BATTERY PARK CITY
FINANCIAL DISTRICT
Hudson River
VESEY STREET
NORTH END AVENUE
SOUTH END AVENUE
FULTON STREET
ANN STREET
DEY STREET
CORTLAND STREET
JOHN STREET
LIBERTY STREET
CEDAR STREET
THAMES STREET
ALBANY STREET
CARLISLE STREET
RECTOR STREET
PINE STREET
WALL STREET
EXCHANGE PLACE
MAIDEN LANE
PLATT STREET
WEST STREET
GREENWICH STREET
WASHINGTON STREET
TRINITY PLACE
BROADWAY
NEW STREET
BROAD STREET
WILLIAM STREET
BEAVER STREET
STONE STREET
WHITEHALL STREET
BRIDGE ST
PEARL ST
STATE STREET
MORRIS STREET
WEST THAMES STREET
THIRD STREET
SECOND PLACE
FIRST PLACE
BATTERY PLACE
LITTLE WEST STREET
BATTERY PLACE
BROOKLYN BATTERY TUNNEL
ADMIRAL DEWEY PROMENADE
Federal Office Building
St Paul's Chapel
Millenium Hotel
The Fulton Center
222 Broadway
1 Liberty Plaza
Zuccotti Park
Federal Reserve Bank
140 Broadway
One Chase Manhattan Plaza
120 Broadway
20 Pine
Trinity Church
American Stock Exchange
9/11 Tribute Center
St Nicholas Greek Orthodox
Marriott Financial Center
W Hotel & Residences
Post Towers
110 Greenwich
40 Rector
19 Rector
1 Wall
New York Stock Exchange
Federal Hall
Trump Bldg
60 Wall
Regent Wall Street
25 Broad
40 Exchange
20 Exchange Place
40 Broad
60 Broad
26 Broadway
25 Broadway
Broadway Atrium
2 Broadway
85 Broad
US Customs House
Bowling Green
Holocaust Memorial
Ritz Carlton Battery Park
21 West
Downtown Athletic Club
17 Battery Place S
Robert F. Wagner Jr. Park
Pier A Ferry Terminal
Castle Clinton National Monument
Battery Park
Statue of Liberty Ferry
Battery Maritime Building
Staten Island Ferry Whitehall Terminal
Staten Island Ferry
Peter Minuit Plaza
1 New York Plaza
4 New York Plaza
Fraunces Tavern
Hudson Tower
Liberty House
The River Rose
Battery Pointe
Liberty Terrace
The Soundings
Liberty Court
The Regatta
Cove Club
Liberty View
River Watch
The Visionaire
Hudson View East
Hudson View West
Parc Place
West Side
Upper East Side
Upper West Side
West New York
Metropolitan Museum of Art
Astoria
Central Park
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Long Island City
Midtown
Empire State Building
Hoboken
JFK Stadium
New York
MANHATTAN
NYU
SoHo
Financial District
Jersey City
BROOKLYN
Hudson River
East River

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	Natixis
Location (City/State)	New York, New York	Cut-off Date Principal Balance	$55,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$330.56
Size (SF)	166,385	Percentage of Initial Pool Balance	7.1%
Total Occupancy as of 4/1/2016(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2016(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1972 / 2016	Mortgage Rate	5.15000%
Appraised Value	$110,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Term (Months)	24
Underwritten Revenues(2)	$7,852,338
Underwritten Expenses	$2,876,814
Underwritten Net Operating Income (NOI)	$4,975,524	Escrows(3)
Underwritten Net Cash Flow (NCF)	$4,950,566	Upfront	Monthly
Cut-off Date LTV Ratio	50.0%	Taxes	$212,310	$70,770
Maturity Date LTV Ratio	43.4%	Insurance	$29,201	$29,201
DSCR Based on Underwritten NOI / NCF	1.38x / 1.37x	Replacement Reserve	$0	$2,080
Debt Yield Based on Underwritten NOI / NCF	9.0% / 9.0%	Other	$240,000	$80,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$55,000,000	100.0%	Purchase Price(4)	$49,233,450	89.5%
Closing Costs	2,930,704	5.3
Principal Equity Distribution	2,354,336	4.3
Reserves	481,511	0.9
Total Sources	$55,000,000	100.0%	Total Uses	$55,000,000	100.0%

(1)	Occupancy includes spaces being built-out and that are not physically occupied by Nyack College as of April 1, 2016. The Nyack College NYC Property is 100.0% leased to Nyack College.
(2)	See “—Operating History and Underwritten Net Cash Flow” below.
(3)	See “—Escrows” below.
(4)	The Purchase Price of $49,233,450 includes a $200,000 holdback for outstanding work. The funds are being held by the title company, not the lender.
The proceeds of the Nyack College NYC Loan were used by the borrower, an affiliate of Nyack College, to exercise its right to purchase the Nyack College NYC Property in accordance with the option agreement dated October 2012. At the time of its lease negotiations, from 2011 to 2013, Nyack College was able to negotiate a below market rent along with the option to purchase its premises at the Nyack College NYC Property for $49,233,450 or $296 per SF (inclusive of a 200,000 holdback for work outstanding on the 17th floor and a portion of the lower floor), which is significantly below the appraisal indicative land value of $500 per SF.

■	The Mortgage Loan. The mortgage loan (the “Nyack College NYC Loan”) is evidenced by a note in the original principal amount of $55,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 166,385 SF office condominium located in New York, New York (the “Nyack College NYC Property”). The Nyack College NYC Loan was originated by Natixis Real Estate Capital LLC on March 17, 2016 and represents approximately 7.1% of the Initial Pool Balance. The note evidencing the Nyack College NYC Loan has an outstanding principal balance as of the Cut-off Date of $55,000,000 and an interest rate of 5.15000% per annum. The proceeds of the Nyack College NYC Loan were used to exercise a right to purchase the Nyack College NYC Property by the borrower and pay origination costs.

The Nyack College NYC Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 120 months. The Nyack College NYC Loan requires monthly payments of interest and principal sufficient to amortize the Nyack College NYC Loan over a 30-year amortization schedule following an interest-only period of 24 months. The scheduled maturity date of the Nyack College NYC Loan is April 5, 2026. At any time after the second anniversary of the securitization Closing Date, the borrower has the right to defease the Nyack College NYC Loan in whole or in part on any date before February 5, 2026. In addition, the Nyack College NYC Loan is prepayable without penalty on or after February 5, 2026.

■	The Mortgaged Property. The Nyack College NYC Property is a 166,385 SF office condominium located on the lower and ground levels as well as floors 17 through 22 at 17 Battery Place North in Manhattan’s Financial District. 17 Battery Place North is a 22-story Class B multi-tenant office building that was built in 1972 and renovated in 1995 and 2016 totaling 479,050 SF situated on a 64,986 SF land parcel. The building consists of steel and concrete construction with poured reinforced columns, beams and slabs and concrete and glass with terra cotta exterior façade. The Nyack College NYC Property is part of a condominium (the “17 Battery Place Condominium”) that consists of four separate condominium units within two separate buildings: (i) the 17 Battery

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Place South - residential component (Unit 1: floors 14 to 31 comprising of rental apartments known as Ocean Luxury Apartments), (ii) the 17 Battery Place South - office component (Unit 2: portions of basement, ground floor, and floors 2 to 13 comprising primarily of office space), (iii) the 17 Battery Place North – office component A (Unit 3A) and (iv) the 17 Battery Place North – office component B (Unit 3B, which is the Nyack College NYC Property). Each condominium unit has its own independent power, heat and water systems. In addition, each condominium unit has its own lobby, elevators and mechanical systems with no shared common space. The Nyack College NYC Property is 100.0% leased by Nyack College as of April 1, 2016. Nyack College currently occupies a portion of the ground floor (4,763 SF), the 18th floor (23,609 SF), the 19th floor (23,609 SF), the 20th floor (23,609 SF), the 21st floor (23,609 SF) and the 22nd floor (23,609 SF). The 19,968 SF space located on the lower level currently under construction by the seller – with estimated outstanding costs totaling $200,000. Renovations on the 17th floor are expected to be completed by the end of March, after which Nyack College will also occupy the space (23,609 SF). Outstanding work on the lower level includes HVAC work, electrical, sprinkler / fire, flooring, painting, counters & door hardware finishing steel beam work.

The following table presents certain information relating to the major tenant at the Nyack College NYC Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Nyack College	Nyack College is a Christian and Missionary Alliance educational institution, which through its undergraduate, graduate and seminary programs, pursues its historic mission of preparing men and women to “take the whole Gospel to the whole world.” Founded in New York City in 1882 as the Missionary Training Institute, the first Bible college in America, Nyack College is a private, non-profit, church-related institution sponsored by the Christian and Missionary Alliance and home to the Alliance Theological Seminary, the denomination’s official seminary. Enrolling over 2,700 students, which include 1,553 undergraduates, 416 graduate students, and 745 seminary students, Nyack College offers undergraduate and graduate degree programs and is broken down into eight individual schools: The School of Business and Leadership, The School of Education, The School of Music, The College of Arts and Sciences, The College of Bible and Christian Ministry, Alliance Graduate School of Counseling, School of Nursing, and the Alliance Theological Seminary. Undergraduate degrees in 47 majors include Associate in Arts, Associate in Science, Bachelor of Arts, Bachelor of Science, Bachelor of Music, and Bachelor of Sacred Music. Graduate degrees offered at Nyack College and Alliance Theological Seminary include: Master of Business Administration, Master of Arts, Master of Science, Master of Divinity, Master of Professional Studies, and Doctor of Ministry.	2, 5-year options

The following table presents certain information relating to the major tenant at the Nyack College NYC Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent (1)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Nyack College	NR / NR / NR	166,385	100.0%	$7,883,916	100.0%	$47.38	3/31/2036	2, 5-year options
Largest Tenant		166,385	100.0%	$7,883,916	100.0%	$47.38
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		166,385	100.0%	$7,883,916	100.0%	$47.38

(1)	Underwritten base rent includes a 3% rent escalation to take effect in March 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the Nyack College NYC Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027 & Thereafter	166,385	100.0	100.0%	$7,883,916	100.0	47.38	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	166,385	100.0%		$7,883,916	100.0%	$47.38	1

(1)	Information obtained from the underwritten rent roll.
(2)	Underwritten base rent includes a 3% rent escalation to take effect in March 2017.

The following table presents certain information relating to historical leasing at the Nyack College NYC Property:

Historical Leased %(1)

	2015	As of 4/1/2016
Owned Space	100.0%	100.0%

(1)	Historical occupancies are not available as the sponsor recently acquired the Nyack College NYC Property and these were not provided by the previous owner.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Nyack College NYC Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$7,883,916(2)	$47.38
Gross Up Vacancy	0	0.00
Total Rent	$7,883,916	$47.38
Total Reimbursables	0	0.00
Parking Income	0	0.00
Other Income	381,702	2.29
Vacancy & Credit Loss	(413,281)(3)	(2.48)
Effective Gross Income	$7,852,338	$47.19

Real Estate Taxes	$845,083(4)	$5.08
Insurance	325,964	1.96
Management Fee	235,570	1.42
Other Operating Expenses	1,470,197	8.84
Total Operating Expenses	$2,876,814	$17.29

Net Operating Income	$4,975,524	$29.90
TI/LC	0	0.00
Replacement Reserves	24,958	0.15
Net Cash Flow	$4,950,566	$29.75

(1)	Historical financials are not available as the sponsor recently acquired the Nyack College NYC Property and these were not provided by the previous owner.
(2)	Underwritten base rent includes a 3% rent escalation to take effect in March 2017.
(3)	The underwritten economic vacancy is 5.0%. The Nyack College NYC Property is 100.0% physically occupied as of April 1, 2016.
(4)	The underwritten real estate taxes are estimated unabated property tax expense for the 2015/2016 assessment year. Nyack College benefits from a 501(c)(3) tax exemption.

■	Appraisal. According to the appraisal, the Nyack College NYC Property had an “as-is” appraised value of $110,000,000 as of March 1, 2016, and a floor area ratio of $500 per SF.

■	Environmental Matters. Based on the Phase I environmental report dated November 10, 2015, there is an open New York State Department of Environmental Conservation (“NYSDEC”) spill incident related to the discovery of petroleum contamination in the sub-basement of the 17 Battery Place South building. As the source of the open NYSDEC spill associated with the 17 Battery Place South building has been attributed to the Hurricane Sandy and/or other historic releases and a responsible party has been identified, which is not the Nyack College NYC Property owner, the environmental consultant recommended that in regards to the ongoing remediation being conducted under NYSDEC oversight, there is nothing further to be done by the Nyack College NYC Property owner in order to obtain closure of the open spill file.

■	Market Overview and Competition. The Nyack College NYC Property is located on the west side of Washington Street between Morris Street and Battery Place within the Financial District of Downtown Manhattan. The Nyack College NYC Property is accessible to mass transit via several subway stops including the 1, 2, 3, 4, 5, J, Z, and R trains, and multiple ferry terminals including North Cove Marina, Staten Island Ferry Pier 11 and Pier 15. The Nyack College NYC Property is in close proximity to the World Trade Center PATH station, the World Trade Center transit hub, the Fulton Center transit hub, and several subway stations (Bowling Green, Rector Street, Wall Street, and South Ferry). The Nyack College NYC Property is also accessible to major roads such as the FDR Drive and the West Side Highway and is accessible to the Brooklyn Battery Tunnel.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Per the appraisal, the Nyack College NYC Property is located in the Financial West office submarket, which contained 5.4 million SF of office space and reported a direct vacancy of 10.7% as of the fourth quarter of 2015. The appraisers concluded direct weighted average rent for the Financial West submarket to be $50.40 per SF, which is in line with the competitive set average and 8.7% higher than the current gross rent for the Nyack College NYC Property ($46.00 per SF). The following table presents certain information relating to certain office lease comparables provided in the appraisal for the Nyack College NYC Property:

Office Lease Comparables(1)

	Nyack College NYC (Subject)	22 Cortlandt Street	123 William Street	55 Water Street	One Liberty Plaza
Address	New York City, NY	New York City, NY	New York City, NY	New York City, NY	New York City, NY
Year Built / Renovated	1972 / 2016	1972 / NAV	1957 / NAV	1972 / NAV	1961 / NAV
Total GLA	166,385	601,487	503,325	3,600,000	235,523
Occupancy %	100%	NAV	NAV	NAV	NAV
Quoted Base Rent(2)	$46.00	$44.00 - $51.50	$53.00	$47.50	$51.00
Expense Basis	Gross	Gross	Gross	Gross	Gross

	85 Broad Street	26 Broadway	5 Hanover Square	110 William Street	80 Broad Street
Address	New York City, NY	New York City, NY	New York City, NY	New York City, NY	New York City, NY
Year Built / Renovated	1983 / NAV	1922 / NAV	1961 / NAV	1958 / NAV	1931 / NAV
Total GLA	1,170,000	630,000	235,523	853,592	352,000
Occupancy %	NAV	NAV	NAV	NAV	NAV
Quoted Base Rent(2)	$45.50	$42.00	$43.00	$47.00	$50.00
Expense Basis	Gross	Gross	Gross	Gross	Gross

(1)	Source: Appraisal.
(2)	Quoted Base Rent reflects rents for comparable leases identified by the appraiser.

■	The Borrower. The borrower is Nyack 2 Washington LLC, a Delaware limited liability company and a single purpose entity, 100% controlled and owned by Nyack College. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Nyack College NYC Loan. The guarantor of the non-recourse carveouts is Nyack College, a New York education corporation. Nyack College has a net worth and liquidity of approximately $24.0 million and $9.2 million, respectively.

■	Escrows. On the origination date of the Nyack College NYC Loan, the borrower funded a reserve of (i) $212,310 for real estate taxes, (ii) $29,201 for insurance expenses, and (iii) $240,000 for three months of common charges.

On each due date, the borrower is required to pay to the lender (i) one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, which currently equates to $70,770, (ii) one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, which currently equates to $29,201, (iii) a common charge reserve in the amount of $80,000, and (iv) a replacement reserve in the amount of $2,080.

■	Lockbox and Cash Management. The Nyack College NYC Loan is structured with a lender-controlled hard lockbox, which is already in place, and springing cash management. The Nyack College NYC Loan requires all rents to be transmitted directly by Nyack College into a lockbox account. Prior to the occurrence of a Cash Management Period (as defined below), all funds in the lockbox account are required to be swept to the borrower’s operating account. During a Cash Management Period, all funds in the lockbox account are required to be swept to a lender-controlled cash management account.

A “Cash Management Period” will commence upon the occurrence of: (i) an event of default under the Nyack College NYC Loan; (ii) the amortizing debt service coverage ratio falling below 1.20x after the end of a calendar quarter; (iii) Nyack College ceases operations at all or any portion of the Nyack College NYC Property; or (iv) a monetary default or material non-monetary default after the expiration of any applicable notice and cure periods occurs under the Nyack College lease. A Cash Management Period will end with respect to clause (i) or (ii) above,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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if for six consecutive months (a) no default or event of default under the Nyack College NYC Loan has occurred or is continuing; (b) no event that would trigger another Cash Management Period has occurred; and (c) the amortizing debt service coverage ratio is at least 1.25x. A Cash Management Period will end with respect to clause (iii) above, either (a) if Nyack College resumes its operations at the Nyack College NYC Property and continuously operates pursuant to the terms of its lease for six consecutive months or (b) (A) if Nyack College vacates its space and all of the space demised has been fully leased pursuant to one or more replacement leases approved by the lender in accordance with the Nyack College NYC Loan documents, (B) if all applicable approved leasing expenses (and any other expenses in connection with the re-tenanting of such space) have been paid in full, and (C) if the borrower delivers to the lender an estoppel executed by each tenant under a replacement lease in form and substance acceptable to the lender. A Cash Management Period will end with respect to clause (iv) above, either (a) if no more than one time during the term of the Nyack College NYC Loan, Nyack College cures, to the satisfaction of the lender, the applicable default or event of default under the Nyack College lease and no subsequent monetary default or material non-monetary default occurs under the Nyack College lease during the calendar quarter following such cure, or (b) if all of the space demised has been fully leased pursuant to one or more replacement leases approved by the lender in accordance with the Nyack College NYC Loan documents.

■	Property Management. The Nyack College NYC Property is self-managed by the borrower.

■	Mezzanine or Subordinate Indebtedness. None.

■	Terrorism Insurance. The Nyack College NYC Loan documents provide that the required “special form” insurance policy must include coverage for terrorism in an amount equal to the full replacement cost of the Nyack College NYC Property, plus business interruption coverage in an amount equal to 100% of the projected net operating income plus fixed expenses of the Nyack College NYC Property for a period continuing from the time of loss until restoration, not to exceed 18 months plus a six month extended period of indemnity. See “Risk Factors – Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Washington Square Park
New York University
GREENWICH VILLAGE
NOHO
SOHO
NOLITA
LITTLE ITALY
LIGHTING DISTRICT
600 Broadway
600 Broadway
New York, NY 10012
WEST HOUSTON STREET
PRINCE STREET
SPRING STREET
BROOME STREET
BLEECKER STREET
W 3RD STREET
WASHINGTON SQUARE SOUTH
WASHINGTON PLACE
GREAT JONES STREET
E 4TH STREET
E 5TH STREET
E 6TH STREET
E 3RD STREET
E 2ND STREET
E 1ST STREET
KENMARE STREET
HOWARD STREET
CANAL STREET
LISPENARD STREET
CLEVELAND PLACE
THE BOWERY
Cooper Square
Marble Cemetery
Old St Patrick's Church
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Metropolitan Museum of Art
Central Park
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Midtown
Empire State Building
New York
MANHATTAN
NYU
SoHo
Hoboken
Jersey City
Financial District
BROOKLYN
Hudson River
East River

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		BNYM
Location (City/State)	New York, New York	Cut-off Date Principal Balance(3)		$50,000,000
Property Type	Retail	Cut-off Date Principal Balance per SF(2)		$1,552.80
Size (SF)	77,280	Percentage of Initial Pool Balance		6.5%
Total Occupancy as of 12/31/2015	100.0%	Number of Related Mortgage Loans		None
Year Built / Latest Renovation	1900 / 2008	Type of Security		Fee Simple
Appraised Value(1)	$220,000,000	Mortgage Rate		4.69000%
		Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$13,259,893
Underwritten Expenses	$3,709,744	Escrows
Underwritten Net Operating Income (NOI)	$9,550,149		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,199,870	Taxes	$259,197	$259,197
Cut-off Date LTV Ratio(2)	54.5%	Insurance(4)	$0	$0
Maturity Date LTV Ratio(2)	54.5%	Replacement Reserve	$0	$1,093
DSCR Based on Underwritten NOI / NCF(2)	1.67x / 1.61x	TI/LC	$0	$7,288
Debt Yield Based on Underwritten NOI / NCF(2)	8.0% / 7.7%	Other(5)	$5,000,000	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$120,000,000	100.0%	Loan Payoff	$69,585,845	58.0%
			Principal Equity Distribution	38,122,518	31.8
			Reserves	5,259,197	4.4
			Closing Costs	4,196,440	3.5
			Swap Breakage Fee	2,836,000	2.4
Total Sources	$120,000,000		Total Uses	$120,000,000	100.0%

(1)	Total Appraised Value represents the “As-Is” Appraised Value. The appraiser also concluded an “As Dark” Appraised Value of $191,000,000, which results in a Cut-off Date LTV of 62.8%.

(2)	Calculated based upon the aggregate outstanding principal balance of the 600 Broadway Loan Combination.

(3)	The 600 Broadway Loan Combination is evidenced by eight pari passu notes in the aggregate original principal amount of $120,000,000. The non-controlling Note A-1, Note A-2-1 and Note A-3 with an aggregate original principal balance of $50,000,000 will be contributed to the Issuing Entity. The remaining controlling Note A-4 and non-controlling Note A-2-2, Note A-5-1, Note A-5-2 and Note A-6, with an aggregate original principal balance of $70,000,000, are expected to be held by BNYM and German American Capital Corporation and contributed to one or more future securitization transactions. For additional information on the pari passu companion loans see “—The Mortgage Loan” below.

(4)	Insurance is covered by a blanket policy. The borrower is not required to make monthly insurance reserve payments to the lender so long as (a) no event of default under the 600 Broadway Loan is continuing, (b) the blanket policy remains in place, (c) the borrower provides the lender with evidence of renewal of the blanket policy, and (d) the borrower provides the lender with paid receipts evidencing the payment of the insurance premiums for such blanket policy no later than 10 days prior to the expiration of the blanket policy. See “—Escrows” below.

(5)	At closing, the borrower deposited $5,000,000 into the A&F Credit Reserve (as defined below). Upon the occurrence of an A&F Leasing Reserve Trigger Event (defined below), the borrower must deposit $3,500,000 into the A&F Leasing Reserve (as defined below). See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “600 Broadway Loan”) is part of a loan combination (the “600 Broadway Loan Combination”) that is evidenced by eight pari passu notes. The 600 Broadway Loan Combination is a fixed rate loan secured by the borrower’s fee simple interest in a 77,280 SF, anchored retail property located in New York, New York (the “600 Broadway Property”). The 600 Broadway Loan has an original and Cut-off Date principal balance of $50,000,000. The 600 Broadway Loan is evidenced by three pari passu non-controlling notes (Note A-1, Note A-2-1 and Note A-3), has an aggregate outstanding principal balance as of the Cut-off Date of $50,000,000, and represents approximately 6.5% of the Initial Pool Balance. The pari passu non-controlling Note A-2-2 with an original principal balance of $10,000,000 is expected to be held by The Bank of New York Mellon (“BNYM”) and contributed to one or more future securitization transactions. The remaining pari passu controlling Note A-4, non-controlling Note A-5-1, non-controlling Note A-5-2 and non-controlling Note A-6, with an aggregate original principal balance of $60,000,000 (and, together with Note A-2-2, the “600 Broadway Companion Loans”), will not be contributed to the Issuing Entity and are expected to be held by German American Capital Corporation and contributed to one or more future securitization transactions (or, in the case of the non-controlling Note A-6, it is possible that such note may be sold to The Bank of New York Mellon and thereafter contributed by it into one or more future securitization transactions).

The 600 Broadway Loan Combination was co-originated by The Bank of New York Mellon and German American Capital Corporation on December 18, 2015, had an original principal balance of $120,000,000, has an outstanding principal balance as of the Cut-off Date of $120,000,000 and accrues interest at an interest rate of 4.69000% per annum. The proceeds of the 600 Broadway Loan Combination were primarily used to retire existing debt of approximately $69.6 million, pay a swap breakage fee of approximately $2.8 million, fund

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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reserves of approximately $5.3 million, pay closing costs of approximately $4.2 million, and return approximately $38.1 million of equity to the sponsor.

Voluntary prepayment of the 600 Broadway Loan without payment of any prepayment premium is permitted on or after the monthly payment date occurring in September 2025. Provided no event of default under the 600 Broadway Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last pari passu note evidencing the 600 Broadway Loan Combination is deposited and (ii) the third anniversary of the origination of the 600 Broadway Loan Combination, the 600 Broadway Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 600 Broadway Loan documents.

■	The Mortgaged Property. The 600 Broadway Property is a six-story (plus two sub-levels) retail building consisting of 77,280 SF in SoHo, New York with frontage spanning from Broadway to Crosby Street. The 600 Broadway Property was developed in 1900 and has since been renovated in 2008. In 2008, the 600 Broadway Property was acquired by its current sponsors for approximately $70.0 million ($906 per SF), which have over the course of their ownership invested approximately $6.0 million in the 600 Broadway Property, including elevator upgrades and buildout costs for Abercrombie & Fitch Co. (“Abercrombie & Fitch”) and 24 Hour Fitness USA, Inc. (“24 Hour Fitness”). Abercrombie & Fitch, through its subsidiaries, Abercrombie, & Fitch Stores, Inc. (“Abercrombie”), J.M. Hollister, LLC (“Hollister”) and Gilly Hicks, LLC (“Gilly Hicks”; together with Abercrombie and Hollister, each individually, an “A&F Subsidiary”, and collectively, the “A&F Subsidiaries”) has invested approximately $40.0 million to build out its space.

As of December 31, 2015, 100.0% of the square footage of the 600 Broadway Property was leased to two major tenants: (i) Abercrombie & Fitch (through its subsidiaries, Abercrombie, Hollister and Gilly Hicks (collectively, “A&F”)); and (ii) 24 Hour Fitness. Additionally, Omnipoint leases 1 SF for a rooftop antenna. The A&F Subsidiaries collectively occupy 47,001 SF (60.8% of NRA) at the 600 Broadway Property, with Hollister as the major frontage store with an entrance on Broadway. The 47,001 SF includes the ground floor (8,600 SF), lower level (8,500 SF), sub-lower level (9,900 SF), 2nd floor (10,000 SF) and 3rd floor (10,000 SF). 24 Hour Fitness occupies 30,279 SF (39.2% of NRA) situated on the fourth through sixth floors.

The following table presents certain information relating to the tenants at the 600 Broadway Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Abercrombie & Fitch(2)
Hollister	NR / NR / BB-	30,509	39.5%	$3,701,596	37.0%	$121.33	5/31/2028	1, 5-year option
Abercrombie	NR / NR / BB-	8,246	10.7	1,850,798	18.5	224.45	5/31/2028	1, 5-year option
Gilly Hicks	NR / NR / BB-	8,246	10.7	1,850,798	18.5	224.45	5/31/2028	1, 5-year option
24 Hour Fitness	NR / NR / NR	30,279	39.2	2,576,000	25.7	85.08	12/17/2023	3, 5-year options
Omnipoint(3)	NR / NR / NR	0	0.0	37,080	0.4	37,080.00	12/31/2018	NAP
Total Occupied Collateral		77,280	100.0%	$10,016,273	100.0%	$129.13
Vacant Space		0	0	0	0.0	0.00
Total / Wtd. Avg. All Tenants		77,280	100.0%	$10,016,273	100.0%	$129.13

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	A&F operates on the ground and second floors; however, the store is currently closed due to water damage caused by a ruptured water pipe and coil malfunction that occurred in February, 2016. All water-impacted surfaces have been demolished. The tenant is in the process of interviewing general contractors to complete required work, which is the tenant’s responsibility. The repair work is estimated to cost in excess of $1.0 million. The sub level, lower level and 3rd floor leased to A&F are currently dark. The Abercrombie, Hollister and Gilly Hicks leases are guaranteed by the parent company, A&F, and are cross-defaulted.

(3)	Omnipoint represents a telecommunications antenna lease. Square footage not included in Tenant GLA.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the 600 Broadway Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Abercrombie & Fitch

Abercrombie & Fitch (47,001 SF; 60.8% of NRA; 73.9% of UW Base Rent; rated BB- by S&P) A&F sells men’s, women’s and kids’ casual style apparel and accessories. A&F operates approximately 965 stores across North America, Asia and Europe. In addition, Abercrombie & Fitch is the parent company to the teen-focused apparel store, Hollister and the Aussie-inspired, just-for-girls brand, Gilly Hicks. Abercrombie & Fitch has averaged $4.0 billion in revenue annually since 2010 and reported revenue of $3.7 billion at year-end 2014. Three A&F Subsidiaries took occupancy at the 600 Broadway Property in 2008, each pursuant to a 20-year lease expiring in May 2028, with all leases cross-defaulted and guaranteed by the parent company Abercrombie & Fitch. Each A&F Subsidiary space is based on a different Abercrombie & Fitch concept: Hollister (30,509 SF), Gilly Hicks (8,246 SF) and Abercrombie (8,246 SF). Hollister and Abercrombie currently operate on the ground and second floors and the store is currently closed due to recent water damage. The repair work is estimated to cost in excess of $1.0 million. The lower levels and third floor are dark, as Abercrombie & Fitch discontinued the Gilly Hicks concept in 2013. At the time of the 600 Broadway loan’s origination, A&F’s annualized 2015 store sales were approximately $7.2 million, which is less than its aggregate annual rent at the 600 Broadway Property. Due to this and struggling corporate level performance, A&F attempted to sublease the entirety of its space unsuccessfully in 2015. Prior to the origination of the 600 Broadway Loan, A&F terminated the broker on the sublease assignment and the space was taken off market. Each A&F Subsidiary has one, five-year renewal option and no termination options.

1, 5-year option

24 Hour Fitness

24 Hour Fitness (30,279 SF; 39.2% of NRA; 25.7% of UW Base Rent) Founded in 1983, 24 Hour Fitness is one of the world’s largest privately owned and operated fitness center chains. 24 Hour Fitness owns and operates approximately 425 fitness centers with over 4.0 million members in more than 15 states in the U.S. as well as throughout Asia. 24 Hour Fitness offers aerobic, cardiovascular and weight lifting activities with some facilities featuring squash, racquetball, basketball courts, swimming pools, and steam and sauna rooms. 24 Hour Fitness signed a 15-year lease in 2008, which expires in December 2023. 24 Hour Fitness has three, five-year renewal options.

3, 5-year options

The following table presents the lease rollover schedule at the 600 Broadway Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	37,080	0.4	37,080.00	1
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	30,279	39.2	39.2%	2,576,000	25.7	85.08	1
2024	0	0.0	39.2%	0	0.0	0.00	0
2025	0	0.0	39.2%	0	0.0	0.00	0
2026	0	0.0	39.2%	0	0.0	0.00	0
2027 & Thereafter	47,001	60.8	100.0%	7,403,193	73.9	157.51	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	77,280	100.0%		$10,016,273	100.0%	$129.13	5

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical leasing at the 600 Broadway Property:

Historical Leased %(1)

	2012	2013	2014	As of 12/31/2015
Owned Space	100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 600 Broadway Property:

Cash Flow Analysis

	2012	2013	2014	TTM 10/31/2015	Underwritten	Underwritten $ per SF
Base Rent	$9,139,551	$9,306,197	$9,761,226	$9,910,763	$10,016,273	$129.13
Contractual Rent Steps(1)	0	0	0	0	186,100	2.41
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$9,139,551	$9,306,197	$9,761,226	$9,910,763	$10,202,372	$132.02
Total Reimbursables	1,227,105	1,803,766	2,458,068	3,213,519	3,567,639	46.17
Vacancy & Credit Loss(2)	0	0	0	0	(510,119)	(6.60)
Effective Gross Income	$10,366,656	$11,109,963	$12,219,294	$13,124,281	$13,259,893	$171.58

Real Estate Taxes	$1,239,663	$1,697,483	$2,231,210	$2,782,852	$3,168,534	$41.00
Insurance	32,215	30,166	34,371	29,080	30,534	0.40
Management Fee	75,000	75,000	75,000	75,000	397,797	5.15
Other Operating Expenses	101,819	112,862	117,703	101,644	112,880	1.46
Total Operating Expenses	$1,448,697	$1,915,512	$2,458,284	$2,988,576	$3,709,744	$48.00

Net Operating Income	$8,917,959	$9,194,451	$9,761,011	$10,135,705	$9,550,149	$123.58
TI/LC	0	0	0	0	338,687	4.38
Replacement Reserves	0	0	0	0	11,592	0.15
Net Cash Flow	$8,917,959	$9,194,451	$9,761,011	$10,135,705	$9,199,870	$119.05

(1)	Underwritten Contractual Rent Steps includes contractual rent steps through June 2016.

(2)	Underwritten Vacancy represents 5.0% of Total Rent.

■	Appraisal. According to the appraisal, the 600 Broadway Property had an “as-is” appraised value of $220,000,000 as of December 14, 2015. The appraiser concluded an “As Dark” appraised value of $191,000,000, which results in a Cut-off Date LTV of 62.8%.

■	Environmental Matters. Based on the Phase I environmental report dated September 17, 2015, there were no recommendations for further action at the 600 Broadway Property other than to implement an asbestos operations and maintenance plan, which is currently in place.

■	Market Overview and Competition. The 600 Broadway Property is located in the SoHo neighborhood in the borough of Manhattan, New York. The SoHo neighborhood is generally bounded by Houston Street to the north; Crosby Street to the east; Canal Street to the south; and West Broadway to the west. SoHo is surrounded by the neighborhoods of NoHo to the north; Little Italy to the east; TriBeCa to the south; Hudson Square and the West Village to the west. The 600 Broadway Property is located at the southeast corner of East Houston Street and Broadway with frontage along Broadway and Crosby Street. The SoHo neighborhood is rapidly evolving from an area known for its artistic population residing and working in loft spaces to a top retail location showcasing several well-known retailers. While the heavily traveled arteries of Broadway, Houston Street, Canal Street and West Broadway have always contained a significant amount of retail space, the central roadways such as Mercer, Greene, Prince, Spring and Wooster Streets are attracting notable retailers and galleries. Some of the retailers in the SoHo District include Prada, Zara, Fossil, Armani AX, Banana Republic, Hugo Boss, H&M, TopShop, Uniqlo, Zales, Aeropostale, BeBe, Escada, Victoria’s Secret, Billabong, American Eagle, and J. Crew.

The SoHo neighborhood has a transportation network via subway with access to the A, B, C, D, E, F, M, N, R and No. 1 and 6 subway lines along with access to public buses. The Broadway/Lafayette Street Station (B, D, F and M subway lines) is located adjacent to the 600 Broadway Property at the corner of Houston Street and Broadway. The Bleecker Street Station (No. 6 subway line) is located one block north and three blocks east of the 600 Broadway Property at Bleecker Street and Lafayette Street. The Prince Street Station (N and R subway lines) is one block south of the 600 Broadway Property. The C and E subway lines are located 2 blocks south and seven

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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600 BROADWAY

blocks west of the subject at the intersection of Spring Street and 6th Avenue. The No. 1 subway line is located nine blocks west of the 600 Broadway Property at the intersection of West Houston and Varick Streets.

According to the appraisal, retail rental rates within the SoHo submarket averaged $535 per SF in Q3 2015, a 5.3% increase from $508 per SF in Q2 2015 and a 13.8% increase from the $470 per SF year-over-year. On the high streets of Broadway, Prince, and Spring Streets, the average asking rental rate registered $898 per SF with Prince Street registering the highest average asking rent at $1,033 per SF. The SoHo submarket vacancy rate was 5.6% as of Q3 2015.

The appraiser concluded to market rents of $650 PSF for the ground floor, $200 PSF for the 2nd floor, $150 per SF for the 3rd floor, $65 per SF for the lower level and $40 per SF for the sub-lower level. The appraiser concluded a blended rate per SF of $213.59 for the 47,001 SF A&F Subsidiary leases. Eight competitive properties are detailed below.

The following table presents certain information relating to the leasing comparables identified in the appraisal for the 600 Broadway Property:

Retail Lease Comparables(1)

Property	Tenant Name	Total GLA	Base Rent PSF
600 Broadway Property(2)	Hollister/Abercrombie/Gilly Hicks(3)	47,001	$129.13
510 Broadway	Stance Socks	5,000	$375.00
116 Prince Street	Slowear	2,250	$845.00
125 Prince Street	Lululemon	4,100	$515.00
513 Broadway	True Religion	2,900	$724.00
561 Broadway	Mango	22,500	$233.33
529 Broadway	Nike	52,941	$276.57
518 Broadway	Dune	7,500	$909.00
545 Broadway	Offering	3,675	$650.00
Total / Wtd. Avg.(4)		100,866	$367.67

(1)	Source: Appraisal.

(2)	Based on the rent roll dated December 31, 2015.

(3)	The A&F Subsidiary leases are all cross-defaulted and guaranteed by the parent company, Abercrombie & Fitch.

(4)	Total / Wtd. Avg. excludes the 600 Broadway Property.

■	The Borrower. The borrower, 600 Broadway Partners LLC, is a single-purpose, single asset New York limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 600 Broadway Loan. The sponsors of the borrower and non-recourse carve-out guarantors are Stanley Cayre, Stanley Chera and Harry Adjmi.

Stanley Cayre is the co-founder and managing member of Aurora Capital Associates. Over the past 40 years, the Cayre family has invested heavily in various commercial real estate properties and currently manages over 2.5 million SF of commercial real estate across the U.S. Aurora Capital Associates owns over 150 properties throughout major U.S. cities and is recognized as one of the the largest, single property owners on Broadway in SoHo, New York.

Stanley Chera is the co-founder of Crown Acquisitions, one of the largest private owners of retail and office properties in North America. Crown Acquisitions has acquired and developed billions of dollars of high-profile commercial real estate with a current portfolio of over 15 million SF. Focusing on acquiring and repositioning strategic assets, Crowne Acquisitions’ experience extends to major cities including New York, Chicago, Toronto, Philadelphia, Boston and Miami.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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600 BROADWAY

Harry Adjmi is a partial owner of the Adjmi Apparel Group, which has designed, produced and distributed fashion apparel since 1976. The Adjmi Apparel Group consists of recognizable brands such as Skechers, TapouT, South Pole, Disney, Fila and Champion. Harry Adjmi is a large real estate owner throughout Greater New York City owning 110 properties totaling an estimated $220.0 million.

■	Escrows. At origination, the borrower deposited (i) $259,197 into a tax reserve account and (ii) $5,000,000 into a reserve account (the “A&F Credit Reserve”) to be applied to debt service shortfalls, and required to be released to borrower upon (x) borrower replacing A&F with an “Investment Grade” tenant (as rated by two or more rating agencies) or (y) A&F’s credit rating being upgraded to “Investment Grade” by two or more rating agencies; provided that (1) no event of default under the 600 Broadway Loan is then continuing, (2) no Cash Trap Period (defined below) is then continuing, and (3) no A&F Leasing Reserve Trigger Event (defined below) has occurred.

On a monthly basis, the borrower is required to deposit reserves of (i) one-twelfth of the estimated annual real estate taxes, which currently equates to $259,197, into a tax reserve account, (ii) $1,093 into a replacement reserve account, (iii) $7,288 into a TI/LC reserve account. In addition, upon notice from the lender, the borrower will be required to deposit one-twelfth of the annual insurance premiums into an insurance reserve account if (i) an event of default under the 600 Broadway Loan has occurred, (ii) a blanket or umbrella policy approved by the lender in its reasonable discretion is no longer in place, (iii) the borrower fails to provide evidence of renewal of insurance or (iv) the borrower fails to provide evidence that the insurance premiums have been paid.

In addition, upon the occurrence of an A&F Leasing Reserve Trigger Event (defined below), the borrower is required to make a one-time deposit in an amount equal to $3,500,000 into a reserve account (the “A&F Leasing Reserve”). Funds in the A&F Leasing Reserve are required to be released to borrower for qualified leasing expenses in connection with re-leasing the A&F space. Once the A&F space has been fully leased to one or more replacement tenants at a market net effective rental rate greater than or equal to the then-current net effective rent under the A&F Subsidiary leases (and such replacement tenants have taken occupancy and are paying full unabated rent), then, provided no event of default under the 600 Broadway Loan or Cash Trap Period (defined below) is then continuing, funds remaining in the A&F Leasing Reserve will be disbursed to borrower.

An “A&F Leasing Reserve Trigger Event” will commence upon the earlier to occur of (i) the date that A&F commits a monetary or material non-monetary default under any A&F Subsidiary lease, (ii) the date upon which A&F terminates or gives notice of its intent to terminate any A&F Subsidiary lease, and (iii) a bankruptcy or insolvency proceeding of any A&F Subsidiary.

■	Lockbox and Cash Management. The 600 Broadway Loan is structured with a hard lockbox and springing cash management. The borrower was required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. Provided no Cash Trap Period (defined below) exists, all funds in the lockbox account are swept on each business day to the borrower’s operating account. Upon the occurrence and during the continuance of a Cash Trap Period, amounts on deposit in the clearing account are required to be swept to a cash management account established and maintained by the lender, and applied to payment of all required payments and reserves as set forth in the 600 Broadway Loan documents.

A “Cash Trap Period” will commence upon the occurrence of (i) an event of default under the 600 Broadway Loan or (ii) the assumed amortizing DSCR falling below 1.10x for two consecutive calendar quarters and will end upon (a) with respect to clause (i), the date on which such event of default under the 600 Broadway Loan is cured (and no other Cash Trap Period is then continuing) and (b) with respect to clause (ii), the assumed amortizing DSCR being at least 1.10x for two consecutive calendar quarters (and no other Cash Trap Period is then continuing).

■	Property Management. The 600 Broadway Property is managed by ACHS Management Corp., a borrower affiliate. The 600 Broadway Loan documents prohibit the borrower from terminating or amending the management agreement without the lender’s prior consent. The borrower is obligated to provide notice to the lender if the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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property manager sub-contracts its management responsibilities under the management agreement to an affiliate or third party manager. The lender has the right to (or to require the borrower to) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists any event of default under the 600 Broadway Loan, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds, (d) there is a change in control of the property manager, or (e) there exists a monetary default or material nonmonetary default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Not Permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $25,000 (excluding windstorm and earthquake insurance, which may have a deductible of 5% of the total insurable value), which provides coverage for among other things, terrorism, in an amount equal to the full replacement cost of the 600 Broadway Property (plus 24 months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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77

79 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

79 MADISON AVENUE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

79 MADISON AVENUE

CARTIFACT
79 Madison Avenue
79 Madison Avenue
New York, NY 10016
W 36TH STREET
E 36TH STREET
W 35TH STREET
W 34TH STREET
W 33RD STREET
W 32ND STREET
W 31ST STREET
W 30TH STREET
W 29TH STREET
W 28TH STREET
W 27TH STREET
W 26TH STREET
W 25TH STREET
W 24TH STREET
W 23RD STREET
W 22ND STREET
W 21ST STREET
E 32ND STREET
E 31ST STREET
E 30TH STREET
E 29TH STREET
E 28TH STREET
E 27TH STREET
E 26TH STREET
E 25TH STREET
E 24TH STREET
E 23RD STREET
E 22ND STREET
GRAMERCY PARK NORTH
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
PARK AVENUE
LEXINGTON AVENUE
THIRD AVENUE
BROADWAY
Courtyard
Hotel Metro
200 Madison
373 Fifth
Monterey at Park
Church Of The Incarnation
20 Park
Desigual
Marbridge Building
H&M
Comfort Inn
7 W 34th
Duane Reade
CUNY Graduate School
Herald Towers (Aka Mcalpin House)
Empire State Building
The Magellan
Madison Belmont Building
4 Park
Lewittes Building
Wilson Building
Greeley Square
Holiday Inn
Stanford Hotel
Arcade Building
La Quinta Manhattan Hotel
Stratford House
Crystal Building
Park Avenue Building
1250 Broadway
The Herald Square Hotel
The Avalon Hotel
Grand Union Hotel
475 Park
Lexington Plaza
215 Lexington
480 3rd
Hudson Hotel
Hyatt
Hotel Wolcott
1220 Broadway
295 5th
Chandler Hotel
Roger Williams Hotel
Hotel 31
142 E 31st
Library
Ramada NY Eastside
276 5th
Gilsey House
Bancroft Building
Marble Collegiate Church
Transfiguration Episcopal
Hotel Deauville
Talmud Torah
Ace Hotel
NOMAD
Carlton Hotel
80 Madison
Gansevoort Park Ave
31 E 28
Clarion Hotel
St Stephen's Church
The NoMad Hotel
800 Sixth Apartments
Senton Hotel
Gershwin Hotel
Prince George Hotel
The Evelyn
The Madison Hotel
63 Madison New York Life Insurance
400 Park
401 Park
387 Park
Park South Hotel
Victoria Building
The Capital
Lowell Building
225 5th
Mad Sq Bldg
60 Madison
New York Life Building
Giraffe Hotel
LexLofts
Chelsea Landmark
St Sava Serbian Orthodox Cathedral
Saint James Building
Madison Square Park
Merchandise Mart
Hess Bldg
New York State Supreme Court
345 Park
69 Regiment Armory
Information And Technology Building
137 E 25
Chelsea Vanguard
Arlington Hotel
La Semana Inn
Toy Center North
FLATIRON DISTRICT
11 Madison
Newman Vertical Campus
Carlton
71 W 23rd
200 5th
1 Madison
315 Park
115
George Washington Hotel
Post Office
700 Sixth
Flatiron Bldg
Madison Green Condos
21 E 22nd
United Charities Building
Baruch College
Lutheran Church
159 5th
936 Broadway
35 W 21st
Calvary Church
Gramercy Park Hotel
West New York
Upper West Side
Central Park
Upper East Side
Metropolitan Museum of Art
Astoria
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Long Island City
Midtown
Empire State Building
New York
Hoboken
JFK Stadium
MANHATTAN
NYU
Hudson River
East River
SoHo
Jersey City
Financial District
BROOKLYN

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

79 MADISON AVENUE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$45,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$310.12
Size (SF)	274,084	Percentage of Initial Pool Balance		5.8%
Total Occupancy as of 11/1/2015	98.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/1/2015	98.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1925 / 2015	Mortgage Rate		4.75000%
Appraised Value	$190,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)		120
Underwritten Revenues	$12,601,011
Underwritten Expenses	$5,691,868		Escrows
Underwritten Net Operating Income (NOI)	$6,909,143		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,222,755	Taxes	$198,542	$198,542
Cut-off Date LTV Ratio(1)	44.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	44.7%	Replacement Reserve	$0	$5,306
DSCR Based on Underwritten NOI / NCF(1)	1.69x / 1.52x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	8.1% / 7.3%	Other(3)	$10,874,851	$0

Sources and Uses(4)
Sources	$	%	Uses	$	%
Loan Combination Amount	$85,000,000	86.2%	Loan Payoff	$85,237,316	86.5%
Other Sources(5)	13,560,441	13.8	Reserves	11,073,393	11.2
			Closing Costs	1,627,747	1.7
			Principal Equity Distribution	621,984	0.6
Total Sources	$98,560,441	100.0%	Total Uses	$98,560,441	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the 79 Madison Avenue Loan Combination.

(2)	The 79 Madison Avenue Loan has an outstanding principal balance as of the Cut-off Date of $45,000,000 and is evidenced by the controlling note A-1 of the $85,000,000 79 Madison Avenue Loan Combination. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions. See “— The Mortgage Loan” below.

(3)	Upfront other reserves include the following: unfunded obligations reserve ($8,948,151), free rent reserve ($1,226,700) and Pranna reserve ($700,000). See “— Escrows” below.

(4)	Based on the aggregate original principal balance of the 79 Madison Avenue Loan Combination.

(5)	Other Sources includes an old loan reserve from KeyBank for $12,610,441. This reserve was for future lease ups that were never drawn down.

■	The Mortgage Loan. The mortgage loan (the “79 Madison Avenue Loan”) is part of a Loan Combination (the “79 Madison Avenue Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee interest in a 274,084 SF office building in New York, New York (the “79 Madison Avenue Property”). The 79 Madison Avenue Loan, which is evidenced by Note A-1 and represents the controlling interest in the 79 Madison Avenue Loan Combination, had an original principal balance of $45,000,000, has an outstanding principal balance as of the Cut-off Date of $45,000,000, and represents approximately 5.8% of the Initial Pool Balance. The related companion loan (the “79 Madison Avenue Companion Loan”), which is evidenced by Note A-2 and represents the non-controlling interest in the 79 Madison Avenue Loan Combination, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions, had an original principal balance of $40,000,000 and has an outstanding principal balance as of the Cut-off Date of $40,000,000. The 79 Madison Avenue Loan Combination was originated by Citigroup Global Markets Realty Corp. on December 18, 2015. The 79 Madison Avenue Loan Combination had an original principal balance of $85,000,000 and has an outstanding principal balance as of the Cut-off Date of $85,000,000. Both the 79 Madison Avenue Loan and the 79 Madison Avenue Companion Loan accrue interest at an interest rate of 4.75000% per annum. The proceeds of the 79 Madison Avenue Loan Combination were primarily used to refinance the 79 Madison Avenue Property, pay origination costs, return equity to the borrower sponsor and fund reserves.

The 79 Madison Avenue Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The 79 Madison Avenue Loan requires monthly payments of interest only during its term. The scheduled maturity date of the 79 Madison Avenue Loan is the due date in January 2026. Voluntary prepayment of the 79 Madison Avenue Loan without payment of any prepayment premium is permitted on or after the due date in November 2025. At any time after the earlier to occur of (i) the second anniversary of the last securitization of any portion of the 79 Madison Avenue Loan Combination and (ii) the fourth anniversary of the origination of the 79 Madison Avenue Loan Combination, the 79 Madison Avenue Loan may be defeased

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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with certain direct full faith and credit obligations of the United States of America or obligations which are “government securities” permitted under the 79 Madison Avenue Loan documents.

■	The Mortgaged Property. The 79 Madison Avenue Property consists of a 274,084 SF, 17-story, office building with ground floor retail located on the southeast corner of 28th Street and Madison Avenue in Midtown Manhattan. The 79 Madison Avenue Property was constructed in 1925 and most recently renovated in 2015. The 79 Madison Avenue Property is comprised of 253,514 SF of office space which includes storage space and 20,570 SF of retail space. The 79 Madison Avenue Property is 98.0% leased to seven office tenants and two retail tenants. The largest tenant at the 79 Madison Avenue Property is WeWork Companies Inc. which occupies 168,300 SF of the total square footage (61.4% of net rentable area; 61.3% of underwritten gross potential income). Additionally, WeWork Companies Inc. will occupy the eighth floor in January 2017 upon expiration of the current tenant’s lease at that space. The retail space is 100% leased to two tenants, Pranna Restaurant (“Pranna”) and SMK Wines & Liquors.

The following table presents certain information relating to the major tenants at the 79 Madison Avenue Property:

Five Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
WeWork Companies Inc.	NR / NR / NR	168,300	61.4%	$7,846,084	61.3%	$46.62	7/31/2032	1, 5-year option
Ted Moudis Associates Inc.	NR / NR/ NR	32,000	11.7	1,714,631	13.4	53.58	7/31/2024	NA
Pranna(2)	NR / NR / NR	19,429	7.1	1,020,000	8.0	52.50	3/31/2025	NA
Allsteel Inc	NR / NR / NR	16,935	6.2	724,935	5.7	42.81	9/30/2023	1, 3-year option
Morris Visitor Publications	NR / NR / NR	16,000	5.8	694,722	5.4	43.42	12/31/2016	NA
Five Largest Tenants		252,664	92.2%	$12,000,372	93.8%	$47.50
Remaining Tenants		16,064	5.9	790,985	6.2	49.24
Vacant Spaces		5,356	2.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		274,084	100.0%	$12,791,357	100.0%	$47.60

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Pranna is currently operating but is not paying rent and is expected to vacate the leased premises in the near future. As such, the space leased to Pranna has been underwritten as vacant. See “Cash Flow Analysis”, below. The 79 Madison Avenue Loan is structured with a $700,000 upfront reserve for the Pranna space; see “—Escrows” for more information. Additionally, Pranna has a $350,000 security deposit that will be retained by the lender as additional security for the Mortgage Loan upon Pranna’s default in accordance with the terms of the 79 Madison Avenue Loan documents.

The following table presents the lease rollover schedule at the 79 Madison Avenue Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
2016	19,836	7.2%	7.2%	$862,413	6.7%	$43.48	2
2017	0	0.0	7.2%	0	0.0	0.00	0
2018	0	0.0	7.2%	0	0.0	0.00	0
2019	11,087	4.0	11.3%	503,047	3.9	45.37	2
2020	0	0.0	11.3%	0	0.0	0.00	0
2021	0	0.0	11.3%	0	0.0	0.00	0
2022	0	0.0	11.3%	0	0.0	0.00	0
2023	16,935	6.2	17.5%	724,935	5.7	42.81	1
2024	32,000	11.7	29.1%	1,714,631	13.4	53.58	1
2025	20,570	7.5	36.6%	1,140,247	8.9	55.43	2
2026	0	0.0	36.6%	0	0.0	0.00	0
2027 & Thereafter	168,300	61.4	98.0%	7,846,084	61.3	46.62	1
Vacant	5,356	2.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	274,084	100.0%		$12,791,357	100.0%	$47.60	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	The Lease Expiration Schedule assumes that Pranna is in place, however, Pranna’s rent was excluded in our underwriting. See “Cash Flow Analysis”, below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the 79 Madison Avenue Property:

Historical Leased %(1)

	2012	2013(2)	2014	As of 11/1/2015
Owned Space	100.0%	52.8%	85.0%	98.0%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	Occupancy at the 79 Madison Property decreased significantly in 2013 primarily as a result of the departure of a major tenant.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 79 Madison Avenue Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten(2)	Underwritten $ per SF	Market Adjusted Underwriting(3)
Base Rent(4)	$8,088,744	$7,729,484	$5,851,097	$6,961,664	$12,558,562	$45.82	$13,045,324
Contractual Rent Steps(5)	0	0	0	0	232,795	0.85	172,795
Gross Up Vacancy	0	0	0	0	212,651	0.78	212,651
Total Rent	$8,088,744	$7,729,484	$5,851,097	$6,961,664	$13,004,008	$47.45	$13,430,770
Total Reimbursables	543,497	183,246	141,091	280,817	228,553	0.83	228,553
Other Income(6)	841,595	735,105	853,723	964,703	611,515	2.23	611,515
Vacancy & Credit Loss	0	0	0	0	(1,243,064)	(4.54)	(682,966)
Effective Gross Income	$9,473,836	$8,647,836	$6,845,911	$8,207,185	$12,601,011	$45.97	$13,587,871

Real Estate Taxes	$1,868,705	$1,988,639	$2,050,839	$2,265,921	$2,296,212	$8.38	$2,296,212
Insurance	66,853	53,737	108,463	88,405	169,535	0.62	169,535
Management Fee	331,584	302,674	239,607	287,251	441,035	1.61	475,575
Other Operating Expenses	3,106,432	2,846,737	3,065,964	2,915,326	2,785,086	10.16	2,785,086
Total Operating Expenses	$5,373,574	$5,191,787	$5,464,873	$5,556,903	$5,691,868	$20.77	$5,726,409

Net Operating Income	$4,100,261	$3,456,049	$1,381,038	$2,650,281	$6,909,143	$25.21	$7,861,463
TI/LC	0	0	0	0	623,348	2.27	695,908
Replacement Reserves	0	0	0	0	63,039	0.23	63,039
Net Cash Flow	$4,100,261	$3,456,049	$1,381,038	$2,650,281	$6,222,755	$22.70	$7,102,515

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The Pranna premises are underwritten as vacant, resulting in higher Vacancy & Credit Loss figures by the amount equal to Pranna’s current base rent. The Pranna space was also excluded from the calculation of TI/LC due to the $700,000 upfront Pranna Reserve (see “—Escrows” below).

(3)	Market Adjusted Underwriting is for presentation purposes only and was not used in the calculation of DSCR or Debt Yield figures in the term sheet or Preliminary Prospectus. Market Adjusted Underwriting reflects the lease up of the Pranna space at the appraiser’s concluded gross market rent of $75 per SF and a vacancy factor of 5%. Based on the Market Adjusted Underwriting, the NCF DSCR and NOI Debt Yield would be 1.74x and 9.2%, respectively.

(4)	Underwritten Base Rent represents in-place rent at the 79 Madison Avenue Property based on actual, contractual rent from nine tenants. The underwritten base rent is significantly higher than historical amounts due to lease-up at the 79 Madison Avenue Property. Additionally, as part of its initial lease, WeWork Companies Inc. received rent abatements that have started to expire thus restoring a portion of WeWork Companies Inc.’s space to fully unabated rent.

(5)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases on October 1, 2016.

(6)	Other Income includes electricity reimbursements, freight elevator reimbursements and other minor miscellaneous income sources.

■	Appraisal. According to the appraisal, the 79 Madison Avenue Property had an “as-is” appraised value of $190,000,000 as of November 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated November 10, 2015, there are no recognized environmental conditions or recommendations for further action at the 79 Madison Avenue Property other than the recommendation for the continued implementation of the existing asbestos O&M plan.

■	Market Overview and Competition. The 79 Madison Avenue Property is located in Midtown Manhattan at 79 Madison Avenue on the east side of Madison Avenue on the northeast corner of East 28th Street within the Madison/Union Square office submarket of Midtown South Manhattan. Per the appraisal, Midtown South continues to be one of the strongest office markets in the country with its steady rent growth and low vacancy

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

79 MADISON AVENUE

rate. It is Manhattan’s smallest office market, housing 66.6 million SF of office space. According to the appraisal, Midtown South continues to exhibit one of the lowest vacancy rates of any central business district office market in the nation, at 5.8% which represents a 2.6% decrease from 2014. Additionally, the overall average asking rent in Midtown South has increased considerably over the past year, up 15.4% from $58.08 per SF to $67.05 per SF during the third quarter of 2015. According to the appraisal, Midtown South registered 844,196 SF of positive absorption in the first three quarters of 2015, 126,127 SF of which was absorbed during the third quarter of 2015. The appraiser has identified six office buildings, totaling 484,846 SF of office space, that are considered to be directly competitive with the 79 Madison Avenue Property. The average overall occupancy rate for these buildings is approximately 94.2% with average asking rent range of $52.00 to $60.00 per SF.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 79 Madison Avenue Property:

Office Lease Comparables(1)

	79 Madison Avenue New York City	111 West 19th Street New York City	470 Park Avenue South New York City	119-125 West 24th Street New York City	387 Park Avenue South New York City	136 Madison Avenue New York City
Year Built	1925	1901	1912	1913	1910	1916
Total GLA	274,084	110,400	227,053	137,984	213,954	272,000
Lease SF	NAP	46,000	10,500	75,024	19,269	18,364
Lease Structure	Various	Gross	Gross	Gross	Gross	Gross
Lease Term (years)	Various	10.0	10.7	10.0	10.0	10.5
Rental Rate ($ per SF)	$47.60(2)	$60.04	$56.95	$60.97	$65.38	$47.88

(1)	Source: Appraisal.

(2)	Represents average gross rent at the 79 Madison Avenue Property.

■	The Borrower. The borrower is 79 Madison LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 79 Madison Avenue Loan Combination. The guarantors of the non-recourse carveouts under the 79 Madison Avenue Loan Combination are Michael T. Cohen, Robert Getreu and Andrew H. Roos. Michael T. Cohen, Robert Getreu and Andrew H. Roos, operating under the name, Colliers International, own a portfolio of office and retail properties throughout New York City.

■	Escrows. On the origination date of the 79 Madison Avenue Loan Combination, the borrower funded a reserve of (i) $198,542 for real estate taxes, (ii) $8,948,151 for unfunded obligations, (iii) $1,226,700 for free rent and (iv) $700,000 relating to the Pranna lease (the “Pranna Reserve”). The Pranna Reserve is disbursed proportionately to the borrower, provided no event of default is continuing under the 79 Madison Avenue Loan Combination documents, upon the lender’s receipt of evidence of a replacement lease of a portion or all of the Pranna premises (or, in the event that Pranna remains in the space for at least one year following origination of the 79 Madison Avenue Loan Combination with no defaults under the Pranna lease), the Pranna lease is in full force and effect and the tenant is in occupancy paying unabated rent and all tenant improvement and leasing costs in connection with the Pranna premises have been paid in full. Portions of the Pranna Reserve may also be disbursed in accordance with the 79 Madison Avenue Loan documents when tenant improvement and leasing costs are outstanding upon the satisfaction of certain conditions therein.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 79 Madison Avenue Loan Combination documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then-succeeding 12-month period, (iii) from such date as the debt service coverage ratio is less than 1.45x until such date as the debt

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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service coverage ratio is equal to or greater than 1.45x for one calendar quarter, a tenant improvements and leasing commissions reserve in the amount of $45,681 and (iv) a replacement reserve in the amount of $5,306.

■	Lockbox and Cash Management. The 79 Madison Avenue Loan Combination is structured with a springing lockbox and springing cash management. Upon the first occurrence of a 79 Madison Avenue Trigger Period (as defined below), the borrower is required to deposit, or cause to be deposited, all revenue generated by the 79 Madison Avenue Property into a restricted account. All funds are transferred on each business day from the restricted account to or at the direction of borrower unless a 79 Madison Avenue Trigger Period exists, in which case such funds are transferred on each business day to a lender-controlled cash management account for the payment of debt service and funding of reserves, with the remainder to be held by the lender in an excess cash flow fund.

A “79 Madison Avenue Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 79 Madison Avenue Loan Combination documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio as calculated under the 79 Madison Avenue Loan documents is less than 1.25x and continuing until the debt service coverage ratio is equal to or greater than 1.30x for two consecutive calendar quarters and (iii) commencing upon the occurrence of a 79 Madison Avenue Specified Tenant Trigger Period (as defined below), and continuing until the same is cured.

A “79 Madison Avenue Specified Tenant Trigger Period” means a period (A) commencing upon the first to occur of (i) a 79 Madison Avenue Specified Tenant (as defined below) being in material default under its lease beyond applicable notice and cure periods, (ii) a 79 Madison Avenue Specified Tenant failing to be in actual, physical possession of its space, failing to be open to the public for business during customary hours and/or “going dark” in a substantial portion of its space, (iii) a 79 Madison Avenue Specified Tenant giving notice that it is terminating any portion of its lease, (iv) any termination or cancellation of any 79 Madison Avenue Specified Tenant lease or any 79 Madison Avenue Specified Tenant Lease failing to otherwise be in full force and effect and (v) any bankruptcy or similar insolvency of any 79 Madison Avenue Specified Tenant; and (B) expiring upon the first to occur of the lender’s receipt of reasonably acceptable evidence of (1) the cure of the applicable event giving rise to the 79 Madison Avenue Specified Tenant Trigger Period in accordance with the provisions of the 79 Madison Avenue Loan Combination documents or such circumstances ceasing to exist, or (2) the borrower leasing the entire space demised to the applicable 79 Madison Avenue Specified Tenant and the applicable tenant under the lease being in occupancy and open for business in the space and paying the full amount of the rent due under its lease.

A “79 Madison Avenue Specified Tenant” means (i) WeWork Companies Inc. and (ii) any tenant under any ST Major Lease (as defined below) and any guarantor(s) of the applicable ST Major Lease.

An “ST Major Lease” means (i) any lease which, individually or when aggregated with all other leases at the 79 Madison Avenue Property with the same tenant or its affiliate, either (A) accounts for 30% or more of the total rental income for the 79 Madison Avenue Property or (B) demises 30% or more of the 79 Madison Avenue Property’s gross leasable area and (ii) any instrument guaranteeing or providing credit support for any lease meeting the requirements of (i) and/or (ii) above.

■	Property Management. The 79 Madison Avenue Property is currently managed by Colliers Tri-State Management LLC. Under the 79 Madison Avenue Loan documents, the 79 Madison Avenue Property may not be managed by any party other than Colliers Tri-State Management LLC; provided, however, that so long as no event of default under the 79 Madison Avenue Loan documents exists, the borrower can replace Colliers Tri-State Management LLC with a property manager upon notice to the lender, provided that (i) the replacement property manager and replacement property management agreement are approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation), (ii) the replacement would not cause a termination right, right of first refusal or similar right, cause termination fees to become due, or cause a material adverse effect, under the union agreements and (iii) if such property manager is an affiliate of the borrower, a new

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

79 MADISON AVENUE

non-consolidation opinion is provided from the borrower’s counsel. The lender has the right to terminate the property management agreement and replace the property manager or require that the borrower terminate the property management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists an event of default under the 79 Madison Avenue Loan documents, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the property management agreement.

■	Mezzanine or Subordinate Indebtedness. The 79 Madison Avenue Loan Combination documents permit the borrower to incur future mezzanine financing, subject to the satisfaction of certain conditions set forth in the 79 Madison Avenue Loan Combination documents, including among others: (i) no event of default under the 79 Madison Avenue Loan documents is ongoing; (ii) the lender’s receipt, at least 60 days and no more than 90 days, of prior written notice of the exercise of the mezzanine option; (iii) the mezzanine loan will be junior and subordinate to the 79 Madison Avenue Loan Combination; (iv) the lender’s approval of the terms and conditions of the mezzanine loan and the mezzanine loan documents; (v) if the interest rate under the mezzanine loan is a floating rate, the mezzanine borrower will have obtained and will maintain an interest rate cap agreement; (vi) upon notice of and after giving effect to the mezzanine loan, the debt service coverage ratio will be equal to or greater than 1.40x and the debt yield will be equal to or greater than 9.0%; (vii) the loan term (including any extension terms) of the mezzanine loan will be coterminous with or longer than the term of the 79 Madison Avenue Loan; (viii) upon notice of and after giving effect to the mezzanine loan, the loan-to-value ratio will be equal to or less than 70.0%; (ix) the mezzanine lender’s entry into an intercreditor agreement with the lender in form and substance acceptable to the lender and the rating agencies and (x) delivery of a rating agency confirmation.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 79 Madison Avenue Property (plus 18 months of rental loss and/or business interruption coverage and an additional period of indemnity covering the six months following restoration). If TRIPRA (or any applicable subsequent statute, extension or reauthorization) is not in effect and terrorism coverage becomes subject to rating and availability on the open market, the borrower is not required to pay additional annual premiums in excess of two times the annual premium payable at such time for the policies required under the 79 Madison Avenue Loan documents to the extent they insure the 79 Madison Avenue Property on a stand-alone basis (without giving effect to the terrorism coverage components of the policies) in order to obtain the terrorism coverage as part of any applicable insurance policy, but the borrower is obligated to purchase the maximum amount of terrorism coverage available with respect to the applicable insurance policy with such funds equal to two times the annual premium payable at such time for the policies required under the 79 Madison Avenue Loan documents. “See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 Penn Plaza

Floor	Tenants
26	Acuity Lighting Group Exp. 3/31/2017
25	Acuity Lighting Group Exp. 3/31/2017
24	HNTB Corporation Exp. 2/29/2016; Owner Occupied; HNTB Corporation Exp. 2/29/2016; Acuity Lighting Group Exp. 3/31/2017
23	HQ Global Workplace Exp. 2/28/2019
22	Sirius XM Radio Exp. 11/30/2029
21	Steamfitters' Industry Trust Exp. 9/30/2016; Allied Advertising Exp. 9/30/2016
20	Visiting Nurse Service NY Exp. 9/30/2020
19	HQ Global Workplace Exp. 8/31/2020
18	Sirius XM Radio Exp. 11/30/2029
17	Thomas Publishing Company Exp. 12/31/2025
16	Amnesty International Exp. 12/31/2019
15	Railworks Corporation Exp. 9/30/2025; SML Labels Exp. 10/31/2021; TCBA Watson Rice Exp. 10/31/2021
14	Vacant; OnX Enterprises Exp. 12/31/2020; Railworks Corporation Exp. 9/30/25
12	Visiting Nurse Service NY Exp. 9/30/2020
11	Sirius XM Radio Exp. 11/30/2029
10	Thomas Publishing Company Exp. 12/31/2025
9	Thomas Publishing Company Exp. 12/31/2025; St. Vincent's Catholic Med Ctr Exp. 8/31/2018; 1E Inc. Exp. 8/31/2018
8	Thomas Publishing Company Exp. 12/31/2025
7	The Wallace Foundation Exp. 2/28/2021
6	HNTB Corporation Exp. 2/29/2016; HNTB Corporation Exp. 2/29/2016
5	GTA Americas, LLC Exp. 2/28/2017
4	Town Sports International Exp. 4/30/2017
3	Covenant House Exp. 3/31/2022
2	Sirius XM Radio Exp. 11/30/2029; Covenant House Exp. 3/31/2022
1	TD Bank, N.A. Exp. 5/31/2026; Vacant; CVS Exp. 3/31/2030; Building Message Center

VACANT | BUILDING | 2016 – 2017 | 2018 – 2019 | 2020 – 2021 | 2022+

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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5 Penn Plaza
5 Penn Plaza
New York, NY 10001
DIAMOND ROW
RESTAURANT ROW
THEATER DISTRICT
GARMENT DISTRICT
MIDTOWN
NOMAD
FUR DISTRICT
FLATIRON DISTRICT
W 47TH STREET
W 42ND STREET
W 34TH STREET
W 23RD STREET
E 42ND STREET
E 34TH STREET
TENTH AVENUE
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
FIFTH AVENUE
MADISON AVENUE
BROADWAY
Manhattan Plaza
E-Walk
Times Square
Conde-Nast
Bank of America Tower
HBO
Grace Bldg
500 Fifth
Theater Row East
Port Authority Bus Terminal
New York Times Building
New York Public Library
Bryant Park
LINCOLN TUNNEL ENTRANCE & EXIT
Macy's Herald Square
Herald Square
Greeley Square
Empire State Building
Moynihan Station
Madison Square Garden
Penn Station
One Penn Plaza
Two Penn Plaza
Pennsylvania Hotel
Manhattan Mall (A&S Plaza)
5 MW by Brookfield
Manhattan West by Brookfield
United States Postal Service Morgan Station
Fashion Institute Of Technology
The Central High School
252 Seventh
Madison Square Park
Flatiron Bldg
1180 Sixth
1166 Sixth
1177 Sixth
InterContinental NY Times Square
Hippodrome
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Central Park
Carnegie Hall
Rockefeller Center
Times Square
Midtown
United Nations
Empire State Building
Metropolitan Museum of Art
New York
MANHATTAN
NYU
Hoboken
SoHo
Financial District
Jersey City
BROOKLYN
CARTIFACT

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller	CGMRC
Location (City/State)	New York, New York		Cut-off Date Principal Balance(3)	$42,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(2)	$399.80
Size (SF)	650,329		Percentage of Initial Pool Balance	5.4%
Total Occupancy as of 11/1/2015(1)	97.2%		Number of Related Mortgage Loans	None
Owned Occupancy as of 11/1/2015(1)	97.2%		Type of Security	Fee Simple
Year Built / Latest Renovation	1917 / 2016		Mortgage Rate	4.86153%
Appraised Value	$540,000,000		Original Term to Maturity (Months)	120
			Original Amortization Term (Months)	NAP
			Original Interest Only Term (Months)	120
Underwritten Revenues	$38,272,463
Underwritten Expenses	$15,542,394		Escrows
Underwritten Net Operating Income (NOI)	$22,730,069		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$21,073,984	Taxes	$1,168,977	$584,489
Cut-off Date LTV Ratio(2)	48.1%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	48.1%	Replacement Reserve	$0	$10,839
DSCR Based on Underwritten NOI / NCF(2)	1.77x / 1.64x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	8.7% / 8.1%	Other(4)	$23,524,035	$0

Sources and Uses

Sources	$	%	Uses	$	%
Loan Combination Amount	$260,000,000	86.6%	Loan Payoff(5)	$213,091,475	71.0%
Mezzanine Loan Amount	40,000,000	13.3	Principal Equity Distribution	55,730,831	18.6
Other Sources	300,000	0.1	Mortgage Loan Reserves	24,693,012	8.2
			Closing Costs	3,919,961	1.3
			Mezzanine Loan Reserves(6)	2,864,722	1.0
Total Sources	$300,300,000	100.0%	Total Uses	$300,300,000	100.0%

(1)	Total Occupancy and Owned Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property, but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, CGMRC required a reserve of $726,630 for gap rent related to TD Bank.

(2)	Calculated based on the aggregate outstanding principal balance of the 5 Penn Plaza Loan Combination.

(3)	The 5 Penn Plaza Loan has an outstanding principal balance as of the Cut-off Date of $42,000,000 and is evidenced by the non-controlling note A-2-I of the $260,000,000 5 Penn Plaza Loan Combination, which is evidenced by four pari passu notes. The companion loan evidenced by the controlling note A-1 has an outstanding principal balance as of the Cut-off Date of $115,000,000 and has been contributed to the CGCMT 2016-GC36 securitization transaction. The companion loan evidenced by the non-controlling note A-2-II has an outstanding principal balance as of the Cut-off Date of $25,000,000, and is expected to be contributed to one or more future securitization transactions. The companion loan evidenced by the non-controlling note A-3 has an outstanding principal balance as of the Cut-off Date of $78,000,000 and has been contributed to the JPMBB 2016-C1 securitization transaction. See “—The Mortgage Loan” below.

(4)	Other upfront reserves represents (i) $17,333,334 to be used for any recourse carveouts under the 5 Penn Plaza Loan documents (up to $7,333,333 of which can also be made available to the Mezzanine Lender in certain circumstances in connection with the recourse carveouts under the 5 Penn Plaza Mezzanine Loan, provided that the mortgage lender does not have a competing claim against the guarantor), (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) $1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment or monetary default under the 5 Penn Plaza Loan documents and (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016. See “—Escrows” below.

(5)	The Loan Payoff of $213,091,475 consists of $203,000,000 to pay off the principal balance of the 5 Penn Plaza Property’s prior CMBS loan, which was securitized in the JPMCC 2007-LD11 securitization transaction and $10,091,475 in defeasance costs.

(6)	In connection with the origination of the 5 Penn Plaza Mezzanine Loan, the Mezzanine Borrower delivered the following escrows to the Mezzanine Lender: (i) $2,666,666 to be used solely for any amounts due from the guarantor under the 5 Penn Plaza Mezzanine Loan recourse carveout guaranty and/or the 5 Penn Plaza Mezzanine Loan environmental indemnity; and (ii) $198,056 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Mezzanine Loan documents, to be used to pay debt service and/or pay reserve deposits on the 5 Penn Plaza Mezzanine Loan in the event of any late payment under the 5 Penn Plaza Mezzanine Loan documents.

■	The Mortgage Loan. The mortgage loan (the “5 Penn Plaza Loan”) is part of a loan combination (the “5 Penn Plaza Loan Combination”) evidenced by four pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a 26-story office and retail building located in Midtown Manhattan, New York (the “5 Penn Plaza Property”). The 5 Penn Plaza Loan, which is evidenced by note A-2-I and represents a non-controlling interest in the 5 Penn Plaza Loan Combination, had an original principal balance of $42,000,000, has an outstanding principal balance as of the Cut-off Date of $42,000,000 and represents approximately 5.4% of the Initial Pool Balance. The companion loan evidenced by the controlling note A-1 had an original principal balance as of the Cut-off Date of $115,000,000, has an outstanding principal balance as of the Cut-off Date of $115,000,000 and was contributed to the CGCMT 2016-GC36 securitization transaction. The companion loan evidenced by the non-controlling note A-2-II had an original principal balance of $25,000,000, has an outstanding principal balance as of the Cut-off Date of $25,000,000, is currently held by Citigroup Global Markets Realty Corp. and is expected to be contributed to one or more future securitization transactions. The companion loan evidenced by the non-controlling note A-3 had an original principal balance of $78,000,000, has an outstanding principal balance as of the Cut-off Date of $78,000,000, and was contributed to the JPMBB 2016-C1 securitization transaction. The 5 Penn Plaza Loan Combination was co-originated by Citigroup Global Markets Realty Corp. and Barclays Bank PLC on January 6, 2016, had an original principal balance of $260,000,000, has

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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an outstanding principal balance as of the Cut-off Date of $260,000,000 and accrues interest at an interest rate of 4.86153% per annum. The proceeds of the 5 Penn Plaza Loan Combination were primarily used to refinance the 5 Penn Plaza Property, return equity to the borrower sponsor, pay origination costs and fund reserves.

The 5 Penn Plaza Loan had an initial term of 120 months and has a remaining term as of the Cut-off Date of 117 months. The 5 Penn Plaza Loan requires interest only payments on each due date through the scheduled maturity date in January 2026. Voluntary prepayment of the 5 Penn Plaza Loan without payment of any prepayment premium is permitted on or after the due date in November 2025. Provided no event of default under the 5 Penn Plaza Loan Combination documents has occurred and is continuing, at any time prior to the maturity date and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the 5 Penn Plaza Loan Combination is deposited and (ii) the third anniversary of the origination of the 5 Penn Plaza Loan Combination, the 5 Penn Plaza Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the 5 Penn Plaza Loan documents.

■	The Mortgaged Property. The 5 Penn Plaza Property consists of a 26-story, 650,329 SF, LEED Gold certified Class A- office building with ground floor retail located on Eighth Avenue between West 33rd and West 34th Streets in Midtown Manhattan. The 5 Penn Plaza Property contains 17,180 SF of ground floor retail space with the remaining 633,149 SF of building space consisting of 621,951 SF of office space and 11,198 SF of miscellaneous non-revenue, concourse and sub-concourse spaces. The 5 Penn Plaza Property was built in 1917 and is currently undergoing a projected $10.6 million renovation of its lobby, elevators and facade. The typical floor plate (on floors 3 through 23) at the 5 Penn Plaza Property is approximately 28,642 SF. Total Occupancy and Owned Occupancy at the 5 Penn Plaza Property were both 97.2% as of November 1, 2015. The office space at the 5 Penn Plaza Property is approximately 98.0% occupied. The ground floor retail space at the 5 Penn Plaza Property is approximately 79.0% occupied. Two of the three ground floor retail spaces are leased to CVS and TD Bank with leases extending through March 2030 and May 2026, respectively. The third ground floor retail space, which is 3,600 SF, is currently being utilized as the temporary entranceway during the 5 Penn Plaza Property’s lobby renovation. Following the completion of the lobby renovation in the first half of 2016, the third ground floor retail space will be available for leasing.

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the 5 Penn Plaza Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sirius XM Radio	NR / NR / NR	99,754	15.3%	$4,235,991	13.3%	$42.46	11/30/2029	(2)
Thomas Publishing Company	NR / NR / NR	93,072	14.3	3,899,310	12.2	41.90	12/31/2025	1, 5-year option
CVS (Retail)	NR / Baa1 / BBB+	12,437	1.9	3,103,449	9.7	249.53	3/31/2030	1, 10-year option
Visiting Nurse Service NY	NR / NR / NR	55,754	8.6	3,010,716	9.5	54.00	9/30/2020	NA
HQ Global Workplace	NR / NR / NR	55,754	8.6	2,899,208	9.1	52.00	Various(3)	(3)
TD Bank (Retail)	NR / Aa1 / AA-	3,882	0.6	1,743,913	5.5	449.23	5/31/2026	3, 5-year options
Covenant House	NR / NR / NR	39,254	6.0	1,570,160	4.9	40.00	3/31/2022	(4)
HNTB Corporation(5)	NR / NR / NR	36,844	5.7	1,427,583	4.5	38.75	2/29/2016	NA
Railworks Corporation	NR / NR / NR	26,561	4.1	1,351,821	4.2	50.89	9/30/2025	NA
Town Sports International	NR / NR / NR	27,877	4.3	1,115,080	3.5	40.00	4/30/2017	1, 5-year option
Ten Largest Tenants		451,189	69.4%	$24,357,231	76.5%	$53.98
Remaining Tenants		180,827	27.8	7,476,782	23.5	41.35
Vacant Spaces		18,313	2.8	0	0.0	0.00
Total / Wtd. Avg. All Tenants		650,329	100.0%	$31,834,013	100.0%	$50.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sirius XM Radio has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

(3)	HQ Global Workplace occupies the entire 19th and 23rd floor spaces at the 5 Penn Plaza Property under two separate leases. The lease on the 23rd floor expires on February 28, 2019 and HQ Global Workplace has the option to renew this space for either (i) one additional period of five years or (ii) one additional period of ten years. The lease on the 19th floor expires on August 31, 2020 and HQ Global Workplace has the option to renew this space for an additional period so as to expire on the same date as HQ Global Workplace’s 23rd floor space.

(4)	Covenant House has the option to extend its term for either (i) one additional period of five years or (ii) one additional period of ten years.

(5)	According to the rent roll dated 11/1/2015, HNTB Corporation leased (i) 27,877 SF on the sixth floor at a rental rate equal to $35.16 per SF, (ii) 7,800 SF on the 24th floor at a rental rate equal to $53.52 per SF and (iii) 1,167 SF of concourse space at a rental rate equal to $25.71 per SF. The tenant has vacated all of its space due to its lease expiration on February 29, 2016. The Doman Group, LLC and Browne George Ross LLP have both executed leases for the vacated 24th floor space at a weighted average rental rate equal to $66.52 per SF resulting in a total increase in base rent of $101,406 for that space. According to the appraisal, the market rent for the sixth floor space (which is currently being marketed) is equal to $60.00 per SF which would result in a total increase in base rent of $692,488 if a lease(s) were executed at that level.

The following table presents the lease rollover schedule at the 5 Penn Plaza Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	8,162	1.3%	1.3%	$385,540	1.2%	$47.24	5
2016(2)(3)	64,373	9.9	11.2%	2,635,006	8.3	40.93	7
2017	71,136	10.9	22.1%	2,724,324	8.6	38.30	3
2018	24,645	3.8	25.9%	1,188,002	3.7	48.20	3
2019	55,866	8.6	34.5%	2,180,406	6.8	39.03	3
2020	90,110	13.9	48.3%	5,116,605	16.1	56.78	3
2021	42,530	6.5	54.9%	1,705,487	5.4	40.10	3
2022	39,254	6.0	60.9%	1,570,160	4.9	40.00	1
2023	524	0.1	61.0%	6,000	0.0	11.45	1
2024	0	0.0	61.0%	0	0.0	0.00	0
2025	119,343	18.4	79.3%	5,239,131	16.5	43.90	2
2026	3,882	0.6	79.9%	1,743,913	5.5	449.23	1
2027 & Thereafter	112,191	17.3	97.2%	7,339,440	23.1	65.42	2
Vacant	18,313	2.8	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	650,329	100.0%		$31,834,013	100.0%	$50.37	34

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	According to the rent roll dated 11/1/2015, HNTB Corporation leased (i) 27,877 SF on the sixth floor at a rental rate equal to $35.16 per SF, (ii) 7,800 SF on the 24th floor at a rental rate equal to $53.52 per SF and (iii) 1,167 SF of concourse space at a rental rate equal to $25.71 per SF. The tenant has vacated all of its space due to its lease expiration on February 29, 2016. The Doman Group, LLC and Browne George Ross LLP have both executed leases for the vacated 24th floor space at a weighted average rental rate equal to $66.52 per SF resulting in a total increase in base rent of $101,406 for that space. According to the appraisal, the market rent for the sixth floor space (which is currently being marketed) is equal to $60.00 per SF which would result in a total increase in base rent of $692,488 if a lease(s) were executed at that level.

(3)	Abovenet Communications’ lease expires in 3/31/2016. The tenant only leases 133 SF of space in the concourse.

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the 5 Penn Plaza Property:

Historical Leased %(1)

	2012	2013	2014	As of 11/1/2015(2)
Owned Space	99.9%	99.0%	99.0%	97.2%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise indicated.

(2)	Occupancy as of November 1, 2015 includes TD Bank, as the tenant has executed a lease at the 5 Penn Plaza Property but does not take occupancy or commence paying rent until June 2016. In connection with the origination of the 5 Penn Plaza Loan, CGMRC required a reserve of $726,630 for gap rent related to TD Bank.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5 Penn Plaza Property:

Cash Flow Analysis(1)

	2012	2013	2014	TTM 9/30/2015	Underwritten	Underwritten $ per SF
Base Rent(2)	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$30,552,942	$46.98
Contractual Rent Steps(3)	0	0	0	0	1,281,071	1.97
Gross Up Vacancy	0	0	0	0	1,851,975	2.85
Total Rent	$25,432,229	$27,243,371	$26,655,881	$28,643,579	$33,685,988	$51.80
Total Reimbursables	1,241,799	2,059,774	2,461,092	2,591,608	3,452,319	5.31
Other Income(4)	3,349,215	3,173,699	3,063,531	2,991,072	2,991,072	4.60
Vacancy & Credit Loss	0	0	0	0	(1,856,915)	(2.86)
Effective Gross Income	$30,023,243	$32,476,844	$32,180,504	$34,226,259	$38,272,463	$58.85

Real Estate Taxes	$5,160,259	$5,592,081	$6,048,976	$6,770,415	$6,941,473	$10.67
Insurance	587,783	517,709	479,972	455,813	590,150	0.91
Management Fee	425,000	475,000	485,000	485,000	1,000,000	1.54
Other Operating Expenses	6,427,824	6,885,766	6,684,253	6,962,164	7,010,771	10.78
Total Operating Expenses	$12,600,866	$13,470,556	$13,698,201	$14,673,392	$15,542,394	$23.90

Net Operating Income	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$22,730,069	$34.95
TI/LC	0	0	0	0	1,526,020	2.35
Replacement Reserves	0	0	0	0	130,066	0.20
Net Cash Flow	$17,422,377	$19,006,288	$18,482,303	$19,552,867	$21,073,984	$32.41

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten net cash flow.

(2)	The increase from TTM 9/30/2015 Base Rent to Underwritten Base Rent is primarily from (i) the expiration of the free rent period offered under the terms of CVS’ lease and (ii) TD Bank executing a lease at a market rental rate to occupy one of the ground floor retail spaces which was previously rented at a below market rental rate.

(3)	Contractual Rent Steps are underwritten based upon actual scheduled rent increases through January 1, 2017 from six office tenants and the present value of rent steps for TD Bank and CVS during the term of the 5 Penn Plaza Loan.

(4)	Other Income includes sub-metered electricity, condenser water, overtime heating, ventilating and air conditioning, cleaning, trash removal and tenant sundry charges.

■	Appraisal. According to the appraisal, the 5 Penn Plaza Property had an “as-is” appraised value of $540,000,000 as of November 1, 2015.

■	Environmental Matters. Based on the Phase I environmental report dated November 12, 2015, there were no recognized environmental conditions or recommendations for further action at the 5 Penn Plaza Property other than the implementation of an asbestos operations and maintenance plan.

■	Market Overview and Competition. The 5 Penn Plaza Property is located in Midtown Manhattan on Eighth Avenue between West 33rd and West 34th Streets across the street from Penn Station. Penn Station is one of the busiest transportation hubs in the United States, providing direct access to Amtrak, New Jersey Transit, and the Long Island Railroad, as well as the 1, 2, 3, A, C, and E subway lines. Additionally, PATH trains and the Q, R, B, D, F, and M subway lines all stop two avenues east of the 5 Penn Plaza Property at 33rd Street and Broadway.

The 5 Penn Plaza Property is located within the Penn Station Office submarket in Midtown Manhattan. According to a third party report, as of the third quarter of 2015, the Penn Station Class A submarket contained approximately 6.5 million SF of office space with a 2.0% direct vacancy rate and average gross rental rate of

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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$63.59 per SF. The appraiser concluded a gross market rent of $60.00 per SF for floors 2 through 9, $63.00 per SF for floors 10 through 18, $66.00 per SF for floors 19 through 23 and $69.00 per SF for floors 24 through 26 at the 5 Penn Plaza Property. The appraiser’s concluded weighted average gross market rent for the office space at the 5 Penn Plaza Property is $62.87 per SF. The weighted average in-place office rent at the 5 Penn Plaza Property is $42.86 per SF, or 31.8% below the market office rent concluded to by the appraiser.

The following table presents certain information relating to the directly competitive office buildings identified in the appraisal for the 5 Penn Plaza Property:

Directly Competitive Office Buildings(1)

	370 Seventh Avenue	393 Seventh Avenue	132 West 31st Street	1250 Broadway	330 West 34th Street	112 West 34th Street
Total GLA	306,017	980,000	348,946	604,279	654,000	548,000
Direct Occupancy	98.9%	100.0%	98.2%	97.5%	73.9%	90.6%
Direct Asking Gross Rent (per SF)	$64	N/A	$85	$72	$70-$74	$65-$69

(1)	Source: Appraisal.

■	The Borrower. The borrower is 5 Penn Plaza LLC, a single-purpose, single-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 5 Penn Plaza Loan. The guarantors of the non-recourse carveouts under the 5 Penn Plaza Loan are Stephen D. Haymes and The Stephen D. Haymes Revocable Trust Dated October 8, 2014.

Stephen D. Haymes is a partner of Haymes Investment Company, a family-owned and operated real estate enterprise established by his father, Morice Haymes, in 1925. Haymes Investment Company is headquartered at the 5 Penn Plaza Property. Stephen D. Haymes has been involved in the real estate industry for over 40 years and has owned and operated over 3 million SF of office buildings, 500,000 SF of shopping centers and 5,000 units in residential buildings. Stephen D. Haymes also owns interests in other Manhattan office properties, including the nearby 330 West 34th Street.

■	Escrows. On the origination date of the 5 Penn Plaza Loan Combination, the borrower funded a reserve of (i) $1,168,977 for real estate taxes, (ii) unfunded obligations of $3,069,378 for existing tenant improvements, leasing commissions and free rent related to TD Bank’s and Sirius XM Radio’s spaces, (iii) deferred maintenance of $1,306,250, (iv) $1,088,443 in a contingency reserve, which represents 31 days of interest due under the 5 Penn Plaza Loan documents, to be used to pay debt service and/or pay reserve account deposits on the 5 Penn Plaza Loan in the event of any late payment or monetary default under the 5 Penn Plaza Loan documents, (v) $726,630 for gap rent related to TD Bank, as the tenant does not commence paying rent until June 2016 and (vi) $17,333,334 (the “Guaranty Collateral”) to be used solely for any amounts due from the guarantor under the recourse carveout guaranty and/or the environmental indemnity under the 5 Penn Plaza Loan documents (the “Guaranty Obligations”) prior to the enforcement of any judgment against the guarantor, provided that, (x) if the Mezzanine Lender obtains a judgment against the guarantor in connection with the 5 Penn Plaza Mezzanine Loan documents and the mortgage lender does not have any competing claim against the guarantor, the mortgage lender may make up to $7,333,333 of the Guaranty Collateral available to the Mezzanine Lender to satisfy the claim and (y) the Guaranty Collateral is not general collateral for the 5 Penn Plaza Loan but only collateral for the Guaranty Obligations.

On each due date, the borrower will be required to fund (i) one-twelfth of the taxes that the lender estimates will be payable over the then-succeeding 12-month period, which currently equates to $584,489, (ii) at the option of the lender, if the liability or casualty policy maintained by the borrower does not constitute an approved blanket or umbrella insurance policy under the 5 Penn Plaza Loan documents, an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period and (iii) a replacement reserve in the amount of $10,839. During any period (A)

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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commencing upon the debt service coverage ratio being less than 1.20x and (B) expiring upon the date that the debt service coverage ratio is equal to or greater than 1.25x for two consecutive calendar quarters, the borrower will be obligated to make monthly deposits of $125,000 into a reserve for payments of future tenant improvements and leasing commissions.

■	Lockbox and Cash Management. The 5 Penn Plaza Loan documents require a hard lockbox with springing cash management. The 5 Penn Plaza Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the 5 Penn Plaza Property be promptly deposited into such lockbox account following receipt. So long as a 5 Penn Plaza Trigger Period is not in effect, all funds in the lockbox account are required to be swept on each business day to the borrower’s operating account. During the continuance of a 5 Penn Plaza Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and applied to pay debt service and operating expenses of the 5 Penn Plaza Property, to fund required reserves in accordance with the 5 Penn Plaza Loan documents and, provided no event of default is continuing pursuant to the 5 Penn Plaza Loan documents, to fund mezzanine loan debt service. After the foregoing disbursements are made and so long as a 5 Penn Plaza Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the 5 Penn Plaza Loan, provided, however, that if a 5 Penn Plaza Trigger Period is continuing solely because a mezzanine loan event of default has occurred and is continuing or the Mezzanine Lender has provided the lender notice it is entitled to sums under the 5 Penn Plaza Loan documents, then all excess cash flow will be provided to the Mezzanine Lender to be held and applied pursuant to the terms of the 5 Penn Plaza Mezzanine Loan documents. During the continuance of an event of default under the 5 Penn Plaza Loan documents, the lender may apply any funds in the cash management account to amounts payable under the 5 Penn Plaza Loan and/or toward the payment of expenses of the 5 Penn Plaza Property, in such order of priority as the lender may determine, provided, however, that until the lender (or its affiliates or nominees) takes title to the 5 Penn Plaza Property in connection with an exercise of remedies under the 5 Penn Plaza Loan documents or the receiver appointed in connection with the lender’s remedies under the 5 Penn Plaza Loan documents takes physical possession of and controls the 5 Penn Plaza Property, funds in the cash management account will be applied to the payment of taxes and insurance premiums as if no event of default were ongoing.

A “5 Penn Plaza Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured, (ii) commencing on the date that the debt service coverage ratio as calculated under the 5 Penn Plaza Loan documents based on a trailing 12-month period is less than 1.10x and continuing until the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters or (iii) commencing upon the occurrence of the lender’s notice of a mezzanine event of default under the 5 Penn Plaza Loan documents and continuing until the same is cured. Notwithstanding the foregoing, no 5 Penn Plaza Trigger Period will be deemed to exist solely with respect to clause (ii) of this definition during any period that the Collateral Cure Conditions are satisfied.

“Collateral Cure Conditions” exist if the borrower: (i) deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, serves as additional collateral for the 5 Penn Plaza Loan, in an amount equal to $2,600,000 (the “Collateral Deposit Amount”) and on each one-year anniversary date thereafter, the borrower deposits additional cash collateral in the amount of the Collateral Deposit Amount or increases the amount of the letter of credit (as applicable) by an amount equal to the Collateral Deposit Amount and (ii) provides evidence to the lender that the Mezzanine Borrower has deposited $400,000 with the Mezzanine Lender (in the form of cash or a letter of credit) as and when required by the 5 Penn Plaza Mezzanine Loan documents.

■	Property Management. The 5 Penn Plaza Property is currently managed by CBRE, Inc. Under the 5 Penn Plaza Loan documents, the 5 Penn Plaza Property may not be managed by any party other than CBRE, Inc.; provided, however, that so long as no event of default under the 5 Penn Plaza Loan documents exists, the borrower can replace CBRE, Inc. with a property manager upon notice to the lender, provided that the

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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replacement property manager is reasonably approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation) unless pre-approved as described below and the replacement manager meets certain criteria under the 5 Penn Plaza Loan documents. The lender has pre-approved each of (i) Newmark Grubb Knight Frank, (ii) Jones Lang LaSalle, (iii) Cushman & Wakefield, Inc., (iv) Colliers International and (v) Jeffrey Management Corporation provided that the applicable replacement manager has not had a material adverse change in reputation or financial condition since the origination of the 5 Penn Plaza Loan. The lender has the right to (or to require that the borrower) terminate the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii) any voluntary bankruptcy or insolvency proceeding, (b) there exists a 5 Penn Plaza Trigger Period, (c) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Mezzanine or Subordinate Indebtedness. Concurrently with the origination of the 5 Penn Plaza Loan, SM Core Credit Finance LLC (the “Mezzanine Lender”) made a $40,000,000 mezzanine loan (the “5 Penn Plaza Mezzanine Loan”) to 461 Eighth Holdings LLC (the “Mezzanine Borrower”), a Delaware limited liability company, secured by a pledge of 100% of the Mezzanine Borrower’s equity interest in the borrower. The 5 Penn Plaza Mezzanine Loan carries an interest rate of 5.75000% per annum and is co-terminous with the 5 Penn Plaza Loan. The lender entered into an intercreditor agreement with the Mezzanine Lender.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy, with a deductible no greater than $50,000, that provides coverage for terrorism in an amount equal to the full replacement cost of the 5 Penn Plaza Property (plus eighteen months of rental loss and/or business interruption coverage with an additional period of indemnity covering the six months following restoration). If TRIPRA or a similar or subsequent statute is not in effect, provided that terrorism coverage is commercially available, the borrower is required to carry terrorism insurance throughout the term of the 5 Penn Plaza Loan Combination, but the borrower is not required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the 5 Penn Plaza Loan documents (without giving effect to the cost of the terrorism component of such property and business interruption/rental loss insurance), and if the cost of terrorism insurance exceeds such amount, the borrower must purchase the maximum amount of terrorism insurance available with funds equal to such amount. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when,as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

CARTIFACT
225 Liberty Street
225 Liberty Street
New York, NY 10281
Hudson River
BATTERY PARK CITY
WEST STREET
Winter Garden Brookfield Place
250 Vesey
200 Vesey
The Conrad
200 West Street Goldman Sachs
One World Trade Center
Two World Trade Center
Three World Trade Center
Four World Trade Center
Seven World Trade Center
World Trade Center Transportation Hub & Westfield Retail
North Pool
South Pool
Museum Entrance Hall
200 Liberty
Gateway Plaza
American Stock Exchange
Trinity Church
Four Season Residences
Woolworth Bldg
1 Liberty Plaza
25 Broadway
26 Broadway
1 Wall
VESEY STREET
LIBERTY STREET
ALBANY STREET
CHAMBERS STREET
WARREN STREET
MURRAY STREET
PARK PLACE
BARCLAY STREET
CEDAR STREET
RECTOR STREET
WEST THAMES STREET
BROOKLYN BATTERY TUNNEL
New York
MANHATTAN
Financial District
BROOKLYN
Jersey City
Hoboken
SoHo
Midtown
Upper East Side
Upper West Side
Astoria
Long Island City

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

Mortgaged Property Information		Mortgage Loan Information

Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	New York, New York	Cut-off Date Principal Balance(2)		$40,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$189.08
Size (SF)	2,427,515	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 1/31/2016	93.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/31/2016	93.5%	Type of Security		Leasehold
Year Built / Latest Renovation	1987 / 2015	Mortgage Rate		4.65700%
Appraised Value	$1,400,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120
Underwritten Revenues	$132,184,800
Underwritten Expenses	$58,709,263	Escrows
Underwritten Net Operating Income (NOI)	$73,475,537		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	67,846,470	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	32.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	32.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.39x / 3.13x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	16.0% / 14.8%	Other(3)	$80,810,295	$0

Sources and Uses(4)

Sources	$	%	Uses	$	%
Loan Combination Amount	$900,000,000	100.0%	Loan Payoff(5)	$801,958,400	89.1%
			Reserves	80,810,295	9.0
			Principal Equity Distribution	11,682,590	1.3
			Closing Costs	5,548,715	0.6
Total Sources	$900,000,000	100.0%	Total Uses	$900,000,000	100.0%

(1)	Calculated based on the aggregate original principal balance of the 225 Liberty Street A-1 Note (as defined below).
(2)	The 225 Liberty Street Loan has an outstanding principal balance as of the Cut-off Date of $40,500,000 and is evidenced by the non-controlling Note A-1D, which is part of the 225 Liberty Street Loan Combination. See “—The Mortgage Loan” below.
(3)	Other upfront reserves represent reserves for free rent associated with Time Inc., D’Amato & Lynch and Hudson’s Bay Company. See “—Escrows” below. In addition, the Reserve Guarantor (as defined below) executed a guaranty for approximately $72.8 million of outstanding tenant improvements. See “—Unfunded Obligation Guaranty” below.
(4)	Based on the original principal balance of the 225 Liberty Street Loan Combination.
(5)	Approximately $802 million, including accrued interest, was used to repay an existing bank loan having an outstanding principal balance of approximately $800 million encumbering both the 225 Liberty Street Property and the Retail Component (both as defined below). Simultaneous with the repayment, the Retail Component, along with the retail components of 200 Vesey Street and 250 Vesey Street, were financed separately via a $325 million bank loan, which was effectuated as a loan amendment to the existing facility.

■	The Mortgage Loan. The mortgage loan (the “225 Liberty Street Loan”) is part of a loan combination (the “225 Liberty Street Loan Combination”) evidenced by (i) six senior pari passu notes (Note A-1A, Note A-1B, Note A-1C, Note A-1D, Note A-1E and Note A-1F, collectively, the “225 Liberty Street A-1 Note”) with a combined outstanding principal balance as of the Cut-off Date of $459,000,000, and (ii) three junior pari passu notes (Note A-2A, Note A-2B, and Note A-2C, collectively, the “225 Liberty Street A-2 Note”) with a combined outstanding principal balance as of the Cut-off Date of $441,000,000. The 225 Liberty Street A-2 Note is subordinate to the 225 Liberty Street A-1 Note as and to the extent described in “Description of the Mortgage Pool—The Loan Combinations—The 225 Liberty Street Loan Combination” in the Preliminary Prospectus. The aggregate outstanding principal balance as of the Cut-off Date of all the notes evidencing the 225 Liberty Street Loan Combination is $900,000,000. The 225 Liberty Street Loan Combination is secured by the borrower’s leasehold interest in a 44-story, Class A office tower located in the Battery Park City neighborhood of Lower Manhattan (the “225 Liberty Street Property”). The 225 Liberty Street Loan (evidenced by Note A-1D), which represents a non-controlling interest in the 225 Liberty Street Loan Combination, will be contributed to the Issuing Entity, has an outstanding principal balance as of the Cut-off Date of $40,500,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loans (collectively, the “225 Liberty Street Companion Loans”) are evidenced by (i) the controlling Note A-1A and the non-controlling Note A-1B, Note A-1C, Note A-2A, Note A-2B and Note A-2C, which were contributed to the 225 Liberty Street Trust 2016-225L transaction, and have a combined outstanding principal balance as of the Cut-off Date of $778,500,000, (ii) the non-controlling Note A-1E, which has an outstanding principal balance as of the Cut-off Date of $40,500,000, is currently held by German American Capital Corporation and is expected to be contributed to one or more future securitization transactions, and (iii) the non-controlling Note A-1F, which has an outstanding principal balance as of the Cut-off Date of $40,500,000, is currently held by Wells Fargo Bank, National Association and is expected to be contributed to the WFCM 2016-C33 securitization transaction. The 225 Liberty Street Loan Combination was originated by Citigroup Global Markets Realty Corp., German American Capital Corporation, and Wells Fargo Bank, National

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

Association on January 22, 2016. Each note evidencing the 225 Liberty Street Loan Combination has an interest rate of 4.65700% per annum. The borrower utilized the proceeds of the 225 Liberty Street Loan Combination to refinance the existing debt on the 225 Liberty Street Property, return equity to the borrower sponsor, fund reserves and pay origination costs.

The 225 Liberty Street Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The 225 Liberty Street Loan requires interest only payments on each due date through and including the due date occurring in January 2026, and a payment of all amounts due (including principal and interest) on the due date occurring in February 2026. The scheduled maturity date of the 225 Liberty Street Loan is the due date in February 2026. Voluntary prepayment of the 225 Liberty Street Loan Combination in whole, but not in part, is permitted without payment of any prepayment premium on a monthly payment date on or after the monthly payment date in September 2025. At any time after the earlier to occur of (i) the second anniversary of the securitization of the last portion of the 225 Liberty Street Loan Combination and (ii) the third anniversary of the origination of the 225 Liberty Street Loan Combination, the 225 Liberty Street Loan may be defeased in whole, but not in part, with certain direct full faith and credit obligations of the United States of America, subject to certain conditions in the 225 Liberty Street Loan documents.

■	The Mortgaged Property. The 225 Liberty Street Property is a 44-story, Class A office tower located between West Street and the Hudson River in the Battery Park City neighborhood of Lower Manhattan. The 225 Liberty Street Property is the largest of four office towers within Brookfield Place (formerly known as the World Financial Center), a mixed-use complex featuring approximately 7.1 million aggregate SF of office space and approximately 340,000 aggregate SF of retail space along with extensive public spaces (the “Brookfield Place Complex”). The 225 Liberty Street Property, designed by renowned architect Cesar Pelli, was developed in 1987 and 100% of the office space therein was leased to a subsidiary of Merrill Lynch pursuant to a triple net lease from delivery until September 2013.

Following the Merrill Lynch lease expiration in 2013, the sponsor, Brookfield Financial Properties, L.P., which is an affiliate of the borrower, and its affiliates commenced significant renovations at the 225 Liberty Street Property which included two new lobbies, a new façade, elevator modernizations, and fire alarm and building management systems upgrades. Approximately $71.6 million had been spent as of January 15, 2016. This renovation coincided with the broader $211 million redevelopment of the retail and dining component of the Brookfield Place Complex, which upgraded the amenity base to include a luxury and lifestyle-oriented shopping destination with tenants including Hermès, Salvatore Ferragamo, Gucci and Saks Fifth Avenue while adding food, entertainment and fitness outlets including Hudson Eats (an upscale fast-casual food court), Amada (a tapas restaurant) and a new Equinox fitness facility.

As of January 31, 2016, the 225 Liberty Street Property was 93.5% leased to 13 office tenants (94.0% excluding storage from the GLA), including a number of institutional-quality tenants occupying the 225 Liberty Street Property as their U.S. and/or global headquarters. The office tenant roster features a diversified mix of major media, financial and legal firms including Time Inc., Bank of America, The Bank of New York Mellon, OFI Global Asset Management, Hudson’s Bay Company and Commerzbank. All current office leases were executed after Merrill Lynch elected to downsize its presence at the 225 Liberty Street Property following its acquisition by Bank of America. The resulting rent roll now reflects a weighted average remaining office lease term of 14.1 years, with only 19.9% of the 225 Liberty Street Property’s net rentable area rolling during the 225 Liberty Street Loan term.

Unless otherwise specifically noted herein, all numerical information in this summary, including references to square footage, height, occupancy, leases, net rentable area, appraised value, loan-to-value ratio, underwritten net operating income, underwritten net cash flow or similar terms with respect to the 225 Liberty Street Property or the tenants therein excludes the approximately 220,925 SF of retail space and associated mechanical and storage space located on multiple lower floors at the 225 Liberty Street Property and the related leases and retail tenants (collectively, the “Retail Component”). The Retail Component is excluded because, although the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

borrower’s interest in the Retail Component constitutes collateral for the 225 Liberty Street Loan Combination, (i) the Retail Component has been leased to an affiliate of the sponsor (the “Retail Master Tenant”) on a long-term basis at a rent of $1 per year by and between the borrower and the Retail Master Tenant (as the same may be modified, amended, restated or replaced from time to time, the “Master Retail Lease”), (ii) the subleasehold interest of the Retail Master Tenant in the Retail Component does not constitute collateral for the 225 Liberty Street Loan Combination, and (iii) the Retail Component has not been taken into account in the underwriting of the 225 Liberty Street Loan Combination.

■	Ground Lease. The 225 Liberty Street Property is subject to a long-term ground lease with the Battery Park City Authority (“BPCA”) through June 2069 (the “Ground Lease”). Pursuant to the Ground Lease, the annual ground rent payment consists of the following: (1) a fixed $5.1 million annual payment with no scheduled increases, subject to certain conditions set forth in the Ground Lease (the “Base Rent”)[1], (2) certain annual retail rent for the Retail Component, (3) an amount (the “Other Rent”) equal to the greater of (a) $0.75 per rentable SF of space at the Brookfield Place Complex which is rented for purposes other than office or retail and (b) 10% of the annual gross income from such space, which rent is the responsibility of the Retail Master Tenant, and (4) payments in lieu of taxes (“PILOT Payments”) which are based on the assessed values provided by the City of New York to the BPCA.

■	Master Retail Lease. The Retail Component at the 225 Liberty Street Property, located on portions of certain below-grade levels, the ground floor, lobby levels, 3rd floor, and 5th floor and storage space, is subject to the Master Retail Lease, which expires on June 16, 2069 (one day before the Ground Lease). Both the Retail Master Tenant and the landlord under the Master Retail Lease (i.e., the borrower) are currently borrower-affiliated entities. The Retail Master Tenant is responsible for payment of $1 in annual rent to the landlord under the Master Retail Lease, in addition to (1) its pro rata share of certain building expenses, (2) the PILOT Payments made by the Retail Master Tenant, (3) the annual retail rent payable to BPCA, as ground lessor, under the Ground Lease to the extent applicable to the Retail Component, and (4) the Other Rent and payments applicable to the Retail Component for certain utilities or services.

1 Base Rent includes a small percentage rent component that expires in June 2017. Per the terms of the Ground Lease, the percentage rent threshold will not be met prior to the expiration date in June 2017 and therefore has not been included in the underwriting. Pursuant to the terms of the Ground Lease, the borrower is entitled, subject to certain conditions, to a 10-year rent abatement in ground rent in the amount of $1,000,000 per annum, but such rent abatement is passed through to The Bank of New York Mellon pursuant to the terms of its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

The following table presents certain information relating to the major tenants at the 225 Liberty Street Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Time Inc. (2)	NR / Ba3 / BB	699,142	28.8%	$34,602,976	26.5%	$49.49	12/31/2032	2, 5-year options
Bank of America	A / Baa1 / BBB+	330,755	13.6	21,351,512	16.4	64.55	9/30/2020	4, 5 or 10-year options(3)
The Bank of New York Mellon(4)	AA- / A1 / A	324,818	13.4	19,394,728	14.9	59.71	12/31/2034	1, 10-year option or 2, 5-year options
Hudson’s Bay Company	NR / B1 / B+	232,950	9.6	18,705,885	14.3	80.30	12/31/2032	1, 13 -year option followed by 1, 10-year option(5)
OFI Global Asset Management	AA / Aa2 / AA+	291,129	12.0	15,854,531	12.2	54.46	9/30/2028	2, 5-year options
Commerzbank(6)	BBB / A2 / BBB+	132,363	5.5	7,515,925	5.8	56.78	11/30/2028	1, 10-year option or 2, 5-year options
The Institute of Culinary Education	NR / NR / NR	76,256	3.1	3,291,414	2.5	43.16	8/11/2035	1, 5-year option
D’Amato & Lynch, LLP	NR / NR / NR	57,314	2.4	2,751,072	2.1	48.00	12/31/2021	NA
Sedgwick LLP	NR / NR / NR	43,374	1.8	2,450,631	1.9	56.50	12/31/2024	2, 5-year options
First Data Corporation(7)	BB / B1 / B+	29,189	1.2	1,601,883	1.2	54.88	2/29/2024	NA
Largest Tenants		2,217,290	91.3%	$127,520,557	97.8%	$57.51
Remaining Tenants		52,085	2.1	2,930,370	2.2	56.26
Vacant Spaces		158,140	6.5	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		2,427,515	100.0%	$130,450,927	100.0%	$57.48

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	Time Inc. has a one-time contraction option effective as of December 31, 2027 provided notice is given on or before June 30, 2026, subject to the terms and conditions set forth in its lease.
(3)	Bank of America has 4 renewal options, subject to satisfaction of certain conditions under its lease, as follows: (a) one extension of either 5 or 10 years; (b) a second extension of either 5 or 10 years; (c) a third extension of either 5 or 10 years; which may only be exercised if either or both of the first and second extensions were for 5 years only, and further provided that the tenant can only select a 10-year extension if both the first and second extensions were for 5 years; and (d) a fourth extension of 5 years, provided that each of the preceding extensions were for 5 years only.
(4)	The Bank of New York Mellon has two one-time contraction options subject to the satisfaction of certain lease conditions and effective, with respect to the first option, as of December 31, 2024 provided notice is given on or before June 30, 2023, and effective with respect to the second option as of December 31, 2029 provided notice is given on or before June 30, 2028.
(5)	The Hudson’s Bay Company lease will automatically extend, subject to certain conditions in the lease, for two renewal periods, unless the tenant gives landlord notice of tenant’s election not to extend the lease at least 24 months prior to the expiration date of the term or first renewal period, as applicable. The first renewal period is for an additional 13 years, and the second is for an additional 10 years.
(6)	Commerzbank has a one-time right to terminate its lease with respect to its entire premises effective September 30, 2023 provided written notice of termination is given no later than March 30, 2021 and upon payment of a termination fee.
(7)	First Data Corporation has a one-time right to terminate its lease with respect to the entire premises effective December 31, 2021 provided written notice of termination is given no later than April 30, 2021 and upon payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

The following table presents certain information relating to the lease rollover schedule for the 225 Liberty Street Property:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	3,725	0.2	0.2%	0	0.0	0.00	1
2019	0	0.0	0.2%	0	0.0	0.00	0
2020	341,746	14.1	14.2%	22,038,450	16.9	64.49	2
2021	57,314	2.4	16.6%	2,751,072	2.1	48.00	1
2022	0	0.0	16.6%	0	0.0	0.00	0
2023	0	0.0	16.6%	0	0.0	0.00	0
2024	83,609	3.4	20.0%	4,742,889	3.6	56.73	3
2025	0	0.0	20.0%	0	0.0	0.00	0
2026	0	0.0	20.0%	0	0.0	0.00	0
2027 & Thereafter	1,782,981	73.4	93.5%	100,918,516	77.4	56.60	7
Vacant	158,140	6.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,427,515	100.0%		$130,450,927	100.0%	$57.48	14

(1)	Certain tenants have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and which are not reflected in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the 225 Liberty Street Property:

Historical Leased %(1) (2)

As of 1/31/2016
Owned Space	93.5%

(1)	As provided by the borrower.
(2)	100% of the office space at the 225 Liberty Street Property was leased to a subsidiary of Merrill Lynch pursuant to a triple net lease from delivery of the 225 Liberty Street Property until September 2013. Following Merrill Lynch’s lease expiration and departure in 2013, the 225 Liberty Street Property underwent renovations and was leased up between 2013 and 2015. Historical occupancy is not shown as a result.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 225 Liberty Street Property:

Cash Flow Analysis(1)

	Underwritten	Underwritten $ per SF
Base Rent	$126,402,591	$52.07
Contractual Rent Steps(2)	4,048,337	1.67
Gross Up Vacancy	10,069,980	4.15
Total Rent	$140,520,907	$57.89
Total Reimbursables	1,373,956	0.57
Other Income	359,917	0.15
Vacancy & Credit Loss	(10,069,980)	(4.15)
Effective Gross Income	$132,184,800	$54.45

Real Estate Taxes	$17,381,903	$7.16
Insurance	1,980,977	0.82
Management Fee	1,000,000	0.41
Ground Rent	5,100,000	2.10
Other Operating Expenses	33,246,383	13.70
Total Operating Expenses	$58,709,263	$24.18

Net Operating Income	$73,475,537	$30.27
TI/LC	5,143,565	2.12
Replacement Reserve	485,503	0.20
Net Cash Flow	$67,846,470	$27.95

(1)	100% of the office space at the 225 Liberty Street Property was leased to a subsidiary of Merrill Lynch pursuant to a triple net lease from delivery until September 2013. Following Merrill Lynch’s lease expiration and departure in 2013, the 225 Liberty Street Property underwent renovations and was leased up between 2013 and 2015. Historical cash flows are not shown as the 225 Liberty Street Property as a result.
(2)	Contractual Rent Steps underwritten reflect the present value of rent steps for credit tenants through the shorter of the lease or loan term, discounted at 8%. Credit tenants include Bank of America, The Bank of New York Mellon, and Commerzbank.

■	Appraisal. According to the appraisal, 225 Liberty Street Property had an “as-is” appraised value of $1,400,000,000 as of October 20, 2015.

■	Environmental Matters. According to a Phase I environmental site assessment dated October 26, 2015, there were no recognized environmental conditions or recommendations for further action at the 225 Liberty Street Property.

■	Market Overview and Competition. The 225 Liberty Street Property is located in the Brookfield Place Complex (formerly known as the World Financial Center), an office and retail development at the intersection of West Street and Liberty Street in the World Trade Center submarket of Downtown Manhattan. The 225 Liberty Street Property provides direct access to the World Trade Center development and a new transportation hub via an underground commuter passageway which is currently under construction. At completion, the passageway will connect Broadway via the Fulton Street Transportation Hub to the 225 Liberty Street Property. The 225 Liberty Street Property benefits from on-site shopping, dining and fitness options within the Brookfield Place Complex, which currently includes Hudson Eats, Le District Marketplace, Equinox fitness center, major luxury brand retailers, specialty shops, and casual/fine dining restaurants.

A growing residential population and amenity base, coupled with lower rents relative to other areas of Manhattan, has driven a resurgence in the Downtown Manhattan office submarkets. From 2014 to third quarter 2015, the Downtown Manhattan office market’s overall net absorption was 3.6 million SF, and asking rents have increased approximately 22.8% during the same period, increasing to $59.66 per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the 225 Liberty Street Property:

Office Lease Comparables(1)

	225 Liberty Street Property	One Liberty Plaza	250 Vesey Street	195 Broadway	300 Vesey Street	28 Liberty Street
Year Built/Renovated	1987/2015	1972	1986	1916/2013	1997	1960
Total GLA	2,427,515	2,126,437	1,600,000	875,000	507,711	2,239,000
Lease SF	NAP	44,558	6,929	82,274	169,000	101,958
Lease Structure	Gross	Gross	Gross	Gross	Gross	Gross
Rental Rate ($ per SF)	-	$51.00	$64.00	$53.00	$70.00	$50.00
	255 Greenwich Street	Seven World Trade Center	Four World Trade Center	200 Vesey Street	200 Liberty Street
Year Built	1987	2006	2013	1985	1985
Total GLA	532,000	1,700,000	2,300,000	2,300,000	1,711,305
Lease SF	14,607	5,168	15,023	15,907	42,128
Lease Structure	Gross	Gross	Gross	Gross	Gross
Rental Rate ($ per SF)	$60.00	$74.00	$71.00	$55.00	$54.00

(1)	Source: Appraisal

■	The Borrower. The borrower is WFP Tower B Co. L.P., a New York limited partnership and a single-purpose, single-asset entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 225 Liberty Street Loan Combination. The non-recourse carve-out guarantor is Brookfield Financial Properties, L.P., a Delaware limited partnership, which indirectly owns 99% of the borrower. Brookfield Property Partners L.P., which is an indirect parent of the guarantor, is a global real estate company that invests in and operates office, retail, industrial, multifamily, triple net lease, and hospitality assets. As of September 2015, its diversified portfolio included interests in over 400 office and retail properties encompassing over 250 million SF, 38,821 multifamily units, 47 million SF of industrial space, and approximately 9.0 million SF of office development pipeline worldwide. As of the third quarter of 2015, Brookfield Office Properties Inc., Brookfield Property Partners L.P.’s office division, owned and managed a portfolio of 12 office properties in New York City comprising 19.8 million SF. Brookfield Property Partners L.P. and/or its affiliates have owned the leasehold interest in the Brookfield Place Complex since 1996 (other than its interest in 200 Vesey Street, which it acquired in 2002).

■	Permitted Transfers and Assumptions. The borrower and its constituent owners will be permitted, without obtaining the lender’s consent but subject to the satisfaction of the conditions set forth in the 225 Liberty Street Loan Combination documents, to transfer the direct and indirect equity interests in the borrower. At any time other than the 60 days prior to and following any sale, participation or securitization of any portion of the 225 Liberty Street Loan Combination by the lender, two transfers of the 225 Liberty Street Property in its entirety to, and the related assumption of the 225 Liberty Street Loan Combination by, any person are permitted without the lender’s consent subject to certain conditions under the 225 Liberty Street Loan documents, including delivery to the lender of a rating agency confirmation with respect to such transfer.

■	Escrows. The 225 Liberty Street Loan documents provide for upfront reserves in the amount of $80,810,295 for free rent associated with certain tenants at the 225 Liberty Street Property. During a Master Retail Lease Trigger Period (as defined below), the borrower funds reserves for leasing commissions and tenant improvement expenses for which the borrower becomes directly liable under subleases of the Retail Component. During a 225 Liberty Street Trigger Period (defined below), the borrower deposits on each monthly payment date reserves for taxes and insurance (unless the 225 Liberty Street Property is covered by an acceptable blanket policy), ground rent (which includes any PILOT Payments) and capital expenditures in the amount of $60,688.

“Master Retail Lease Trigger Period” means a period (a) commencing upon the first to occur of (i) a monetary default under the Master Retail Lease that remains uncured after the expiration of any applicable notice, grace or

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

cure periods thereunder, (ii) a material non-monetary default under the Master Retail Lease that could reasonably be expected to result in a material adverse effect and that remains uncured after the expiration of any applicable notice, grace or cure periods thereunder and (iii) the end of the period following the termination of the Master Retail Lease during which a qualifying mortgagee is entitled to enter into a new master retail lease in accordance with the terms and provisions of the Master Retail Lease; and (b) expiring upon the first to occur of the lender’s receipt of evidence reasonably acceptable to the lender of (i) the cure of all defaults under the Master Retail Lease or (ii) the borrower leasing the entire Retail Component pursuant to a new master retail lease with a retail tenant, each reasonably satisfactory to the lender.

■	Unfunded Obligations Guaranty. Pursuant to existing leases at the 225 Liberty Street Property, the borrower was obligated to pay at origination allowances for tenant improvements in the aggregate amount of approximately $72,789,685 (collectively, the “Unfunded Obligations”). As security for the Unfunded Obligations, Brookfield Office Properties Inc., an affiliate of the borrower (the “Reserve Guarantor”) delivered a rollover guaranty in favor of the lender securing up to $72,789,685 (plus reasonable costs payable to the lender in connection with the enforcement thereof and which cap will be reduced on a dollar-for-dollar basis if and to the extent the borrower funds the Unfunded Obligations) with respect to the borrower’s obligation to pay any installment of the Unfunded Obligations (the “Rollover Guaranty”). If the Reserve Guarantor fails to maintain certain credit ratings as described in the 225 Liberty Street Loan Combination documents, the borrower will be required, within 10 days of such failure, to either (i) provide substantially the same replacement rollover guaranty from an approved replacement reserve guarantor permitted in the 225 Liberty Street Loan Combination documents, which guarantees the same amount as the Rollover Guaranty being replaced, and obtain a rating agency confirmation in connection therewith, or (ii) deposit cash into a rollover reserve account, or deliver to the lender a letter of credit in lieu thereof, in either case in an amount equal to the sum of all amounts then guaranteed by the Rollover Guaranty.

■	Lockbox and Cash Management. The 225 Liberty Street Loan Combination is structured with a hard lockbox and springing cash management. From and after the origination of the 225 Liberty Street Loan Combination, the borrower is required to deposit, or cause to be deposited, all gross revenue generated by the 225 Liberty Street Property (excluding unless certain termination events under the Master Retail Lease have occurred, revenue derived from the ownership and operation of the retail space leased pursuant to the Master Retail Lease, other than amounts payable to the borrower pursuant to the Master Retail Lease) into a clearing account. Funds on deposit in the clearing account are required to be transferred on a daily basis to a deposit account. Funds on deposit in the deposit account are required to be transferred on each business day to borrower’s operating account, unless a 225 Liberty Street Trigger Period (as defined below) exists, in which case such funds are required to be applied on each monthly payment date to the payment of debt service reserves and other expenses, with the remainder to be held by the lender in an excess cash flow fund and disbursed to the borrower upon the termination of the 225 Liberty Street Trigger Period.

A “225 Liberty Street Trigger Period” means a period (A) commencing upon the occurrence of (i) an event of default under the 225 Liberty Street Loan Combination documents, (ii) the debt service coverage ratio being less than 1.35x or (iii) the existence of any mezzanine loan; and (B) expiring upon (i) with regard to any 225 Liberty Street Trigger Period commenced in connection with clause (A)(i) above, the cure of such event of default, (ii) with regard to any 225 Liberty Street Trigger Period commenced in connection with clause A(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.35x for two consecutive calendar quarters, and (iii) with regard to any 225 Liberty Street Trigger Period commenced in connection with clause (A)(iii) above, the date that no mezzanine loan continues to exist.

■	Property Management. The 225 Liberty Street Property is managed by Brookfield Financial Properties, L.P., an affiliate of the borrower. Under the 225 Liberty Street Loan Combination documents, Brookfield Financial Properties, L.P. may not be replaced as the property manager of the 225 Liberty Street Property by the borrower except with a management company meeting certain criteria specified in the 225 Liberty Street Loan documents, including consent from the lender (which may be conditioned upon delivery to the lender of a rating agency

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

225 LIBERTY STREET

confirmation). The lender may require the borrower to replace the property manager if (i) the property manager is insolvent or a debtor in a bankruptcy or insolvency proceeding or (ii) following the occurrence of an event of default under the 225 Liberty Street Loan documents and the earlier to occur of either (x) the acceleration of the 225 Liberty Street Loan Combination or (y) the maturity date of the 225 Liberty Street Loan Combination.

■	Mezzanine or Subordinate Indebtedness. Following the earlier to occur of a securitization of any portion of the 225 Liberty Street Loan and the third anniversary of the 225 Liberty Street Loan origination date, the borrower has the one-time right to have an affiliate of the borrower obtain a mezzanine loan from a mezzanine lender meeting certain requirements as described in the 225 Liberty Street Loan documents or otherwise reasonably acceptable to the lender and the applicable rating agencies (“Approved Mezzanine Loan”) subject to satisfaction of conditions set forth in the 225 Liberty Street Loan documents, including but not limited to: (i) the Approved Mezzanine Loan does not exceed the lesser of (a) $150,000,000; and (b) an amount that when added to the 225 Liberty Street Loan Combination will result in (1) a combined loan to “as-is” appraised value of the 225 Liberty Street Property of no more than 95% of the closing date loan-to-value ratio, (2) a combined debt service coverage ratio of not less than 110% of the debt service coverage ratio at origination of the 225 Liberty Street Loan Combination, and (3) a combined debt yield of not less than 110% of the debt yield at origination of the 225 Liberty Street Loan Combination; (ii) the Approved Mezzanine Loan is coterminous with the 225 Liberty Street Loan; (iii) the mezzanine lender for the Approved Mezzanine Loan has entered into an intercreditor agreement reasonably satisfactory to the applicable rating agencies; and (iv) the lender has received a rating agency confirmation with respect to the Approved Mezzanine Loan.

■	Terrorism Insurance. The borrower is required to maintain (x) an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 225 Liberty Street Property and (y) business interruption coverage with no exclusion for terrorism covering no less than 24 months in an amount equal to 100% of the projected gross income from the 225 Liberty Street Property and providing an extended period of indemnity of not less than 12 months of additional coverage from the date the 225 Liberty Street Property is repaired or replaced and operations are resumed. In the event TRIPRA is not in effect, the borrower is required to provide terrorism insurance throughout the term of the 225 Liberty Street Loan, but the borrower is not required to spend more than two times the annual amount of the total insurance premium that is then payable with respect to the 225 Liberty Street Property and business income insurance policies required under the 225 Liberty Street Loan documents (without giving effect to the terrorism, named storm, flood, and earthquake components thereof). See “Risk Factors —Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision   (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may   commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials.   Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not   satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to   purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates.   Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this   offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton,   LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

HERITAGE INDUSTRIAL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Toronto
Hamilton
Buffalo
Rochester
Syracuse
NEW YORK
Corland
Albany
VT
MA
Detroit
Binghamton
Hartford
CT
Cleveland
Scranton
Bridgeport
State College
Newark
New York
PENNSYLVANIA
OHIO
Pittsburgh
Harrisburg
Columbus
Philadelphia
NEW JERSEY
MARYLAND
Baltimore
Washington, D.C.
WEST VIRGINIA
DELAWARE
Atlantic Ocean
Charleston
VIRGINIA
1
2
3
4
5
6
7
8
9
10
11
12

Heritage Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	2294 Molly Pitcher Highway	2294 Molly Pitcher Highway	Chambersburg, PA	17202
2	1001 & 1011 Air Park Drive	1001 & 1011 Air Park Drive	Middletown, PA	17057
3	4472 Steelway Boulevard North	4472 Steelway Boulevard North	Clay, NY	13090
4	3530 East Pike Road	3530 East Pike Road	Zanesville, OH	43701
5	22 Northeastern Industrial Park	22 Northeastern Industrial Park	Guilderland, NY	12085
6	8 Northeastern Industrial Park	8 Northeastern Industrial Park	Guilderland, NY	12085
7	4 & 8 Marway Circle	4 & 8 Marway Circle	Gates, NY	14624
8	4500 & 4510 Steelway Boulevard South	4500 & 4510 Steelway Boulevard South	Clay, NY	13090
9	4474 Steelway Boulevard North	4474 Steelway Boulevard North	Clay, NY	13090
10	21 Northeastern Industrial Park	21 Northeastern Industrial Park	Guilderland, NY	12085
11	16725 Square Drive	16725 Square Drive	Marysville, OH	43040
12	5 Marway Circle	5 Marway Circle	Gates, NY	14624

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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HERITAGE INDUSTRIAL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information

Number of Mortgaged Properties	12	Loan Seller		PCC
Location (City/State)	Various/Various	Cut-off Date Principal Balance(2)		$40,375,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(2)(3)		$31.55
Size (SF)	2,578,919	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 2/19/2016	95.1%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/19/2016	95.1%	Type of Security		Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate		4.64000%
Appraised Value(1)	$116,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		36

Underwritten Revenues	$10,616,900	Escrows
Underwritten Expenses	$2,958,656		Upfront	Monthly
Underwritten Net Operating Income (NOI)	$7,658,244	Taxes	$694,723	$141,872
Underwritten Net Cash Flow (NCF)	$6,986,357	Insurance	$64,203	$16,051
Cut-off Date LTV Ratio(3)	69.8%	Replacement Reserve	$0	$21,517
Maturity Date LTV Ratio(3)	61.3%	General TI/LC(4)	$800,000	$32,250
DSCR Based on Underwritten NOI / NCF(3)	1.52x / 1.39x	Staples Space TI/LC	$0	$33,333
Debt Yield Based on Underwritten NOI / NCF(3)	9.4% / 8.6%	Other(5)	$88,889	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$81,375,000	97.1%	Loan Payoff	$80,854,476	96.5%
Principal’s New Cash Contribution	2,416,629	2.9	Closing Costs	1,647,816	2.0
			Reserves	1,289,338	1.5
Total Sources	$83,791,629	100.0%	Total Uses	$83,791,629	100.0%

(1)	Appraised Value is based on the “as-is” portfolio value. The aggregate appraised “as-is” value of the Heritage Industrial Portfolio Properties on an individual basis is $108,500,000, which results in a Cut-off Date LTV Ratio of 75.0%. See “—Appraisal” below.

(2)	The Cut-off Date Principal Balance of $40,375,000 represents note A-2 of a $81,375,000 loan combination evidenced by two pari passu notes. The pari passu companion loan is evidenced by note A-1 in the original principal amount of $41,000,000. Such pari passu companion loan was contributed to the WFCM 2015-P2 securitization transaction.

(3)	Calculated based on the Heritage Industrial Portfolio Loan Combination. See “—The Mortgage Loan”

(4)	General TI/LC reserve does not include the Staples Contract & Commercial, Inc. (“Staples”) space.

(5)	Other upfront reserve represents deferred maintenance of $88,889 for items identified in the physical condition reports. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “Heritage Industrial Portfolio Loan”) is part of a loan combination (the “Heritage Industrial Portfolio Loan Combination”) evidenced by two pari passu notes that are secured by a first mortgage encumbering the borrowers’ fee simple interests in a portfolio of 12 industrial/warehouse/flex properties located in various states (each individually, a “Heritage Industrial Portfolio Property” and, collectively, the “Heritage Industrial Portfolio Properties”). The Heritage Industrial Portfolio Loan (evidenced by note A-2), which represents the non-controlling interest in the Heritage Industrial Portfolio Loan Combination, will be contributed to the Issuing Entity, has an outstanding balance as of the Cut-off Date of $40,375,000 and represents approximately 5.2% of the Initial Pool Balance. The related companion loan (the “Heritage Industrial Portfolio Companion Loan”), which has an outstanding principal balance as of the Cut-off Date of $41,000,000 and is evidenced by note A-1, represents the controlling interest in the Heritage Industrial Portfolio Loan Combination and was contributed to the WFCM 2015-P2 securitization transaction. The Heritage Industrial Portfolio Loan Combination was originated by Principal Commercial Capital on July 29, 2015. The Heritage Industrial Portfolio Loan Combination had an original principal balance of $81,375,000, and each note has an interest rate of 4.64000% per annum. The borrowers utilized the proceeds of the Heritage Industrial Portfolio Loan Combination to refinance the existing debt on the Heritage Industrial Portfolio Properties, fund reserves and pay closing costs.

The Heritage Industrial Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 112 months as of the Cut-off Date. The Heritage Industrial Portfolio Loan Combination requires payments of interest only for the initial 36 months, followed by monthly payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule. The scheduled maturity date of the Heritage Industrial Portfolio Loan Combination is the due date in August 2025. Provided that no event of default under the Heritage Industrial Portfolio Loan Combination is continuing, at any time after the earlier to occur of (i) the 48th month following the first monthly payment date of the Heritage Industrial Portfolio Loan Combination and (ii) the 25th payment date after the closing date of the last securitization into which the Heritage Industrial Portfolio Loan Combination is deposited, the Heritage Industrial Portfolio Loan Combination may be defeased, in whole or in part, with certain

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Heritage Industrial Portfolio Loan Combination documents. On or after the due date occurring in May 2025, the borrowers will be permitted to prepay the Heritage Industrial Portfolio Loan Combination in whole (but not in part) without incurring a prepayment premium or penalty.

■	The Mortgaged Properties. The Heritage Industrial Portfolio Properties consist of 12 industrial/warehouse/flex properties located in New York, Ohio and Pennsylvania. The Heritage Industrial Portfolio Properties, comprising an aggregate 2,578,919 SF, were constructed between 1953 and 1991. The borrowers acquired the Heritage Industrial Portfolio Properties in 2007, and occupancy has reportedly averaged approximately 91.5% since the time of acquisition. As of February 19, 2016, Total Occupancy and Owned Occupancy were both 95.1% at the Heritage Industrial Portfolio Properties.

2294 Molly Pitcher Highway is a 621,400 SF warehouse building located in Chambersburg, PA, less than 2.0 miles west of an I-81 interchange via Kriner Road. The building was constructed in phases between 1960 and 1991 and contains approximately 97% warehouse space and 3% office space. 2294 Molly Pitcher Highway is 100% leased to one tenant as of February 19, 2016. The sole tenant at 2294 Molly Pitcher Highway is Staples Contract & Commercial, Inc. which leases 621,400 SF through March 31, 2018 and contributes 30.1% of the overall UW Base Rent of the portfolio.

1001 & 1011 Air Park Drive is a two-building, 286,203 SF warehouse complex located in Middletown, PA, situated approximately 2.0 miles from the Pennsylvania Turnpike (I-76), offering access points to the east and west, and is also just off I-283, which offers access points north and south via I-83 and I-81. The buildings were constructed in 1991 and 1992 and contain approximately 96% warehouse space and 4% office space. 1001 & 1011 Air Park Drive is 100% leased to five tenants as of February 19, 2016. The largest tenant at 1001 & 1011 Air Park Drive is Iron Mountain Information Management, Inc. which leases 109,237 SF through January 31, 2021 and contributes 5.8% of the overall UW Base Rent of the portfolio.

4472 Steelway Boulevard North is a 378,500 SF warehouse building located in Clay, NY, approximately 1.5 miles north of the New York State Thruway (I-90), 4.0 miles west of I-81 and 8.0 miles west of the Syracuse Hancock International Airport. The building was constructed in 1977 and contains approximately 99% warehouse space and 1% office space. 4472 Steelway Boulevard North is 90.7% leased to three tenants as of February 19, 2016. The largest tenant at 4472 Steelway Boulevard North is Victory Packaging, L.P. which leases 195,949 SF through September 30, 2017 and contributes 7.6% of the overall UW Base Rent of the portfolio.

3530 East Pike Road is a 300,000 SF warehouse building located in Zanesville, OH, immediately south of I-70 with access 1.0 mile to the west, which offers access to Columbus and I-77, which in turn offers access points north and south. The building was constructed in 1991 and contains warehouse space and less than 1% office space. 3530 East Pike Road is 100% leased to one tenant as of February 19, 2016. The sole tenant at 3530 East Pike Road is Owens-Brockway Glass Container Inc. which leases 300,000 SF through April 30, 2017 and contributes 9.0% of the overall UW Base Rent of the portfolio.

22 Northeastern Industrial Park is a 104,000 SF warehouse building located in Guilderland, NY, immediately adjacent to the New York State Thruway (I-90) between two exits, and is part of the 586-acre, 3.0 million SF Northeastern Industrial Park. The building was constructed in 1989 and contains approximately 95% warehouse space and 5% office space. As of February 19, 2016, 22 Northeastern Industrial Park is 100% leased to one tenant, McLane Food Service, Inc., which leases 104,000 SF through August 31, 2018 and contributes 5.4% of the overall UW Base Rent of the portfolio.

8 Northeastern Industrial Park is a 199,045 SF warehouse building located in Guilderland, NY, immediately adjacent to the New York State Thruway (I-90) between two exits, and is part of the 586-acre, 3.0 million SF Northeastern Industrial Park. The building was constructed in 1953 and contains approximately 96% warehouse space and 4% office space. 8 Northeastern Industrial Park is 93.1% leased to three tenants as of February 19,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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2016. The largest tenant at 8 Northeastern Industrial Park is Warehouse Services, Inc. which leases 113,000 SF on a month-to-month tenancy and contributes 2.6% of the overall UW Base Rent of the portfolio.

4 & 8 Marway Circle is a two-building, 124,696 SF warehouse complex located in Gates, NY, situated less than 1.0 mile east of I-490, within close proximity to the I-490 Expressway Buffalo Road Entrance, and approximately 2.0 miles west of I-390, both of which access the New York State Thruway (I-90). The buildings were both constructed in 1980 and contain approximately 94% warehouse space and 6% office space. 4 & 8 Marway Circle is 100.0% leased to three tenants as of February 19, 2016. The largest tenant at 4 & 8 Marway Circle is Inland Transport Services which leases 61,816 SF through August 31, 2017 and contributes 2.0% of the overall UW Base Rent of the portfolio.

4500 & 4510 Steelway Boulevard South is a two-building, 123,000 SF warehouse complex located in Clay, NY, approximately 1.5 miles north of the New York State Thruway (I-90), 4.0 miles west of I-81 and 8.0 miles west of the Syracuse Hancock International Airport. The buildings were both constructed in 1970 and contain approximately 99% warehouse space and 1% office space. 4500 & 4510 Steelway Boulevard South is 100% leased to two tenants as of February 19, 2016. The largest tenant at 4500 & 4510 Steelway Boulevard South is Packaging Corporation of America which leases 82,356 SF through June 30, 2018 and contributes 3.2% of the overall UW Base Rent of the portfolio.

4474 Steelway Boulevard North is a 160,000 SF warehouse building located in Clay, NY, approximately 1.5 miles north of the New York State Thruway (I-90), 4.0 miles west of I-81 and 8.0 miles west of the Syracuse Hancock International Airport. The building was constructed in 1977 and contains approximately 99% warehouse space and 1% office space. 4474 Steelway Boulevard North is 100% leased to two tenants as of February 19, 2016. The largest tenant at 4474 Steelway Boulevard North is Rotondo Warehouse which leases 112,000 SF through June 30, 2021 and contributes 3.6% of the overall UW Base Rent of the portfolio.

21 Northeastern Industrial Park is a 100,065 SF warehouse building located in Guilderland, NY, immediately adjacent to the New York State Thruway (I-90) between two exits, and is part of the 586-acre, 3.0 million SF Northeastern Industrial Park. The building was constructed in 1987 and contains approximately 98% warehouse space and 2% office space. 21 Northeastern Industrial Park is 100% leased to two tenants as of February 19, 2016. The largest tenant at 21 Northeastern Industrial Park is Dynarex Corporation which leases 72,065 SF through February 28, 2023 and contributes 2.8% of the overall UW Base Rent of the portfolio.

16725 Square Drive is a 130,735 SF warehouse building located in Marysville, OH, near the junction of US Highway 36 and US Highway 33, which provides expressway access to I-270 and the Columbus outer-belt expressway, approximately 20 miles to the southeast. The building was constructed in 1987 and contains approximately 94% warehouse space and 6% office space. 16725 Square Drive is 50.0% leased to one tenant as of February 19, 2016. The sole tenant at 16725 Square Drive is Midwest Express Inc. which leases 65,368 SF through October 31, 2017 and contributes 2.4% of the overall UW Base Rent of the portfolio.

5 Marway Circle is a 51,275 SF flex building located in Gates, NY, situated less than 1.0 mile east of I-490, within close proximity to the I-490 Expressway Buffalo Road Entrance, and approximately 2.0 miles west of I-390, both of which access the New York State Thruway (I-90). The building was constructed in 1976 and contains approximately 65% office space and 35% warehouse space. 5 Marway Circle is 76.6% leased to eight tenants as of February 19, 2016. The largest tenant at 5 Marway Circle is Dynamic Elite Athletics, LLC which leases 13,750 SF through August 31, 2020 and contributes 0.7% of the overall UW Base Rent of the portfolio.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the Heritage Industrial Portfolio Properties:

Property Name	Detailed Property Type	City	State	Year Built	Total GLA	Loading Docks/Drive- In Doors	Clear Height (Feet)	Occupancy(1)	Allocated Cut-Off Date Loan Combination Amount	% Allocated Cut-off Date Loan Combination Amount	Appraised Value
2294 Molly Pitcher Highway	Warehouse	Chambersburg	PA	1960	621,400	62/17	24-32	100.0%	$28,200,000	34.70%	$37,600,000
1001 & 1011 Air Park Drive	Warehouse	Middletown	PA	1991/1992	286,203	55/1	30	100.0%	14,400,000	17.7	19,200,000
4472 Steelway Boulevard North	Warehouse	Clay	NY	1977	378,500	29/3	20	90.7%	6,750,000	8.3	9,000,000
3530 East Pike Road	Warehouse	Zanesville	OH	1991	300,000	13/1	30 eave 36 peak	100.0%	6,427,500	7.9	8,570,000
22 Northeastern Industrial Park	Warehouse	Guilderland	NY	1989	104,000	22/1	30	100.0%	4,350,000	5.3	5,800,000
8 Northeastern Industrial Park	Warehouse	Guilderland	NY	1953	199,045	38/4	24	93.1%	4,275,000	5.3	5,700,000
4 & 8 Marway Circle	Warehouse	Gates	NY	1980	124,696	14/1	22	100.0%	3,825,000	4.7	5,100,000
4500 & 4510 Steelway Boulevard South	Warehouse	Clay	NY	1970	123,000	26/1	28	100.0%	3,075,000	3.8	4,100,000
4474 Steelway Boulevard North	Warehouse	Clay	NY	1977	160,000	16/0	28	100.0%	2,925,000	3.6	3,900,000
21 Northeastern Industrial Park	Warehouse	Guilderland	NY	1987	100,065	16/2	36	100.0%	2,925,000	3.6	3,900,000
16725 Square Drive	Warehouse	Marysville	OH	1987	130,735	18/1	20.2 eave 25.4 peak	50.0%	2,647,500	3.3	3,530,000
5 Marway Circle	Flex	Gates	NY	1976	51,275	13/2	22	76.6%	1,575,000	1.9	2,100,000
Total / Wtd. Avg.					2,578,919			95.1%	$81,375,000	100.0%	$108,500,000(2)

(1)	Occupancy as of February 19, 2016.

(2)	The appraised value of $108,500,000 represents the aggregate “as-is” appraised value of the Heritage Industrial Portfolio Properties on an individual basis. The “as-is” appraised value of the Heritage Industrial Portfolio Properties as a combined portfolio is $116,500,000.

The following table presents information relating to the major tenants at the Heritage Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Staples Contract & Commercial, Inc.	BBB- / Baa2 / BBB-	621,400	24.1%	$2,609,880	30.1%	$4.20	3/31/2018	1, 5-year option
Owens-Brockway Glass Container Inc.	NR / Ba3 / BB	300,000	11.6	780,000	9.0	2.60	4/30/2017	2, 5-year options
Victory Packaging, L.P.	NR / NR / NR	195,949	7.6	655,991	7.6	3.35	9/30/2017	1, 5-year option
Iron Mountain Information Management, Inc. (2)(3)	NR / Ba3 / B+	149,881	5.8	636,297	7.3	4.25	Various	2, 5-year options
McLane Foodservice, Inc.	A+ / Aa2 / AA	104,000	4.0	468,000	5.4	4.50	8/31/2018	NA
Rotondo Warehouse(4)	NR / NR / NR	142,000	5.5	398,200	4.6	2.80	Various	1, 5-year option
CMH Space Flooring Products, Inc.	NR / NR / NR	91,452	3.5	384,087	4.4	4.20	9/30/2017	NA
McGrann Paper Corporation	NR / NR / NR	117,329	4.5	322,655	3.7	2.75	8/31/2019	2, 5-year options
Packaging Corporation of America	NR / Baa3 / BBB	82,356	3.2	280,010	3.2	3.40	6/30/2018	1, 3-year option
Dynarex Corporation	NR / NR / NR	72,065	2.8	241,418	2.8	3.35	2/28/2023	1, 5-year option
Ten Largest Owned Tenants		1,876,432	72.8%	$6,776,538	78.0%	$3.61
Remaining Owned Tenants		576,099	22.3	1,906,066	22.0	3.31
Vacant Spaces (Owned Space)		126,388	4.9	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		2,578,919	100.0%	$8,682,604	100.0%	$3.54

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Iron Mountain Information Management, Inc. (“Iron Mountain”) is a tenant at both the 1001 Air Park Drive and 4500 Steelway Boulevard South buildings and leases its space under the following terms: (a) 1001 Air Park Drive---109,237 SF at UW Base Rent of $4.64 per SF with a lease expiration of January 2021 with two, 5-year renewal options; (b) 4500 Steelway Boulevard South---40,644 SF at UW Base Rent of $3.18 per SF with a lease expiration of September 2022 with two, 5-year renewal options. Iron Mountain has a right of first refusal to purchase the 4500 Steelway Boulevard South property.

(3)	Iron Mountain subleases a portion of its space to an affiliate.

(4)	Rotondo Warehouse is a tenant at both the 4474 Steelway Boulevard North and the 4472 Steelway Boulevard North buildings and leases its space under the following terms: (a) 4474 Steelway Boulevard North—112,000 SF at UW Base Rent of $2.78 per SF with a lease expiration of June 2021 with one, 5-year renewal option; (b) 4472 Steelway Boulevard North---30,000 SF at UW Base Rent of $2.90 per SF with a lease expiration of September 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents the lease rollover schedule at the Heritage Industrial Portfolio Properties, based on the initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA(3)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	115,750	4.5%	4.5%	$240,165	2.8%	$2.07	2
2016	78,321	3.0	7.5%	240,606	2.8	3.07	4
2017	815,581	31.6	39.2%	2,561,245	29.5	3.14	8
2018	897,699	34.8	74.0%	3,694,559	42.6	4.12	6
2019	152,294	5.9	79.9%	501,280	5.8	3.29	3
2020	19,250	0.7	80.6%	85,111	1.0	4.42	3
2021	252,677	9.8	90.4%	943,945	10.9	3.74	3
2022	48,894	1.9	92.3%	174,275	2.0	3.56	2
2023	72,065	2.8	95.1%	241,418	2.8	3.35	1
2024	0	0.0	95.1%	0	0.0	0.00	0
2025	0	0.0	95.1%	0	0.0	0.00	0
2026	0	0.0	95.1%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	95.1%	0	0.0	0.00	0
Vacant	126,388	4.9	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,578,919	100.0%		$8,682,604	100.0%	$3.54	32(2)

(1)	Calculated based on approximate square footage occupied by each owned tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	Some expiring tenants are tenants with multiple leases.

The following table presents certain information relating to historical leasing at the Heritage Industrial Portfolio Properties:

Historical Leased %(1)

	2011	2012	2013	2014	2015	As of 2/19/2016
Owned Space	94.0%	90.2%	93.9%	94.3%	95.1%	95.1%

(1)	As provided by the borrowers and represents occupancy as of December 31 for the indicated year unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Heritage Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2012	2013	2014	2015	Underwritten	Underwritten $ per SF
Base Rent	$8,239,034	$8,316,139	$8,500,363	$8,409,041	$8,593,134	$3.33
Contractual Rent Steps(2)	0	0	0	0	89,470	0.03
Gross Up Vacancy	0	0	0	0	403,941	0.16
Total Rent	$8,239,034	$8,316,139	$8,500,363	$8,409,041	$9,086,545	$3.52
Total Reimbursables	$1,730,488	1,766,020	1,916,629	1,862,169	2,089,139	0.81
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss(3)	0	0	0	0	(558,784)	(0.22)
Effective Gross Income	$9,969,522	$10,082,159	$10,416,992	$10,271,210	$10,616,900	$4.12

Real Estate Taxes	$1,573,912	$1,612,014	$1,624,139	$1,639,592	$1,636,282	$0.63
Insurance	160,000	170,000	170,000	175,101	175,100	0.07
Management Fee	299,085	302,465	312,510	308,136	318,507	0.12
Other Operating Expenses	811,651	793,060	890,795	828,767	828,767	0.32
Total Operating Expenses	$2,844,648	$2,877,539	$2,997,444	$2,951,596	$2,958,656	$1.15

Net Operating Income	$7,124,874	$7,204,620	$7,419,548	$7,319,614	$7,658,244	$2.97
TI/LC	0	0	0	0	413,995	0.16
Replacement Reserves	0	0	0	0	257,892	0.10
Net Cash Flow	$7,124,874	$7,204,620	$7,419,548	$7,319,614	$6,986,357	$2.71

(1)	The Heritage Industrial Portfolio Properties were underwritten on a portfolio basis.

(2)	Contractual Rent Steps of $89,470 are underwritten based upon the actual scheduled increases through July 2016.

(3)	The underwritten physical vacancy is 5.0%. The Heritage Industrial Portfolio Properties were 92.3% physically occupied as of February 19, 2016.

■	Appraisal. According to the appraisals dated between June 4, 2015 and June 10, 2015, the Heritage Industrial Portfolio Properties had an aggregate “as-is” appraised value of $108,500,000. According to the portfolio appraisal dated July 1, 2015, the Heritage Industrial Portfolio Properties had a portfolio value of $116,500,000.

■	Environmental Matters. Based on the Phase I environmental reports dated between May 27, 2015 and June 4, 2015, there were no recommendations for further action for the Heritage Industrial Portfolio Properties other than the continuation or implementation of an operations and maintenance plan for asbestos for 2294 Molly Pitcher Highway, 4474 Steelway Boulevard North, 4500 & 4510 Steelway Boulevard South, 8 Northeastern Industrial Park, 21 Northeastern Industrial Park, 22 Northeastern Industrial Park, 4 & 8 Marway Circle, 5 Marway Circle and 16725 Square Drive, which were in place at origination of the Heritage Industrial Portfolio Loan Combination.

■	Market Overview and Competition. The Heritage Industrial Portfolio Properties are located in five markets.

Harrisburg, Pennsylvania MSA (2 properties totaling 907,603 SF, 35.2% of NRA, 43.9% of UW Base Rent) 2294 Molly Pitcher Highway is located in Chambersburg, Pennsylvania. According to the appraisal, the property is located in the Harrisburg West Industrial submarket, which has an overall inventory of 74.6 million SF. As of Q1 2015, the vacancy rate for the submarket was 4.2% with an average quoted rental rate of $4.08 per SF, triple net.

The 1001 & 1011 Air Park Drive property is located within the Airport Industrial Park in Middletown, Pennsylvania. According to the appraisal, the property is located in the Harrisburg East Industrial submarket, which is comprised of 585 buildings with nearly 44.6 million SF of space. As of Q1 2015, the vacancy rate in the submarket was 8.9% and the average quoted rental rate was $3.39 per SF, triple net. The appraisal reports roughly 8.8 million SF of industrial properties within a 3-mile radius of the 1001 & 1011 Air Park Drive property.

Syracuse, New York MSA (3 properties totaling 661,500 SF, 25.7% of NRA, 22.6% of UW Base Rent) The 4472 Steelway Boulevard North, 4474 Steelway Boulevard North and 4500 & 4510 Steelway Boulevard South properties are located in an industrial park in Clay, New York, in suburban Syracuse. According to the appraisal,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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each property is located in the NE Outer Onondaga County Warehouse submarket. As of Q1 2015, the submarket included nearly 9.3 million SF of space in 144 buildings, with a 2.4% vacancy rate and an average quoted rental rate of $3.97 per SF, triple net.

Albany, New York MSA (3 properties totaling 403,110 SF, 15.6% of NRA, 14.6% of UW Base Rent) The 8, 21 and 22 Northeastern Industrial Park properties are located in the Northeastern Industrial Park in Guilderland, New York, within the Albany MSA. The Northeastern Industrial Park is served by three rail lines (CSX, Canadian Pacific and Norfolk Southern). According to the appraisal, the properties are located in the West Outer Albany County submarket. As of Q1 2015, the submarket included just over 6.1 million SF of space in 102 buildings, with a 13.2% vacancy rate and an average quoted rental rate of $4.27 per SF, triple net.

Rochester, New York MSA (2 properties totaling 175,971 SF, 6.8% of NRA, 7.5% of UW Base Rent) The properties located at 4 & 8 Marway Circle and 5 Marway Circle in Gates, New York are located within an industrial park. Marway Circle is approximately four miles northwest of the Greater Rochester International Airport and six miles west of the Rochester central business district. According to the related appraisal, the 4 & 8 Marway Circle property was noted as being located in the Southwest Rochester Warehouse Industrial submarket. As of Q1 2015, the submarket included 234 buildings totaling just less than 9.9 million SF of space, with a 12.9% vacancy rate and an average quoted rental rate of $7.58 per SF/year. The appraisal for 5 Marway Circle indicated the property was located in the Southwest Rochester Flex submarket. As of Q1 2015, the submarket included 25 buildings totaling just under 3.5 million SF of space, with a 31.8% vacancy rate and an average quoted rental rate of $8.03 per SF, triple net.

Columbus, Ohio MSA (2 properties totaling 430,735 SF, 16.7% of NRA, 11.4% of UW Base Rent) 16725 Square Drive is located in Marysville, Ohio. According to the appraisal, the subject is located in the Union County Warehouse submarket. As of Q1 2015, the submarket was comprised of 114 buildings totaling nearly 5.9 million SF of space, with a 7.5% vacancy rate and an average quoted rental rate of $3.67 per SF, triple net.

3530 East Pike Road is located in Zanesville, Ohio. According to the appraisal, the subject is located in the Muskingum and Surrounding Counties Warehouse/Distribution submarket. The submarket includes 73 buildings ranging in size from 50,000 to 500,000 SF with just over 11 million SF in total. As of Q1 2015, the vacancy rate for the submarket was 13.3% with an average quoted rental rate of $3.84 per SF, triple net.

■	The Borrowers. The borrowers consist of a two tenants-in-common structure, comprised of 550BSA III, LLC and Tri-Martin IV, LLC, each of which is a single purpose entity and Delaware limited liability company with two independent directors. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Heritage Industrial Portfolio Loan Combination. Steven Greenberg and Jeffrey Greenberg are the guarantors of certain non-recourse carveouts under the Heritage Industrial Portfolio Loan Combination. Combined, the guarantors own 62.2% of 550BSA III, LLC and 36.4% of Tri-Martin IV, LLC and are the managing members of both borrowing entities.

■	Escrows. The Heritage Industrial Portfolio Loan documents provide for upfront escrows in the amount of $88,889 for deferred maintenance, $800,000 for tenant improvements and leasing commissions for space other than Staples (the “General TI/LC Reserve”) $694,723 for real estate taxes and $64,203 for insurance premiums. The Heritage Industrial Portfolio Loan Combination documents require ongoing monthly deposits in the amount determined by the lender for real estate taxes and insurance (currently $141,872 for real estate taxes and $16,051 for insurance premiums), $21,517 for replacement reserves and $32,250 into the General TI/LC Reserve (subject to a cap of $500,000).

The Heritage Industrial Portfolio Loan Combination documents require escrows to cover the costs of tenant improvements and leasing commissions for the Staples space (the “Staples Space TI/LC Reserve”) consisting of monthly deposits of $33,333 for the first 15 months of the Heritage Industrial Portfolio Loan Combination term and $83,333 beginning on the first payment date 12 months prior to Staples’ lease expiration (subject to a combined

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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cap of $1,500,000). In lieu of the $83,333 monthly deposits, a $1,000,000 letter of credit may be provided by the borrowers no later than 13 months prior to the Staples lease expiration. The Heritage Industrial Portfolio Loan Combination documents also require monthly deposits of $100,000 starting on the first payment date on or after the date that is 18 months prior to a subsequent lease expiration for Staples (or for any replacement tenant that leases all of Staples’ space) until such time as funds have accumulated to $1,800,000 for the reimbursement of tenant improvements and leasing commissions for the Staples space; provided that in lieu of such deposits, an $1,800,000 letter of credit may be provided by the borrowers. In addition, if only a portion of the Staples space has been leased to a replacement tenant(s), monthly deposits are required starting 18 months prior to the then-scheduled expiration date of such lease in an amount equal to $0.16 per SF for such tenant’s space (provided that if such replacement lease is for less than five years, the required deposit will be equal to the foregoing amount multiplied by the number of years for such lease divided by five). If a Cash Sweep Trigger Event (as defined below) is continuing, and funds in the cash management account are insufficient to pay monthly debt service payments on the Heritage Industrial Portfolio Loan Combination, and no event of default under the loan documents exists, at the borrowers’ request, the lender is required to apply funds in the Staples TI/LC Reserve to pay monthly debt service payments; provided that the maximum aggregate amount of such reserve permitted to be applied for such purpose is $480,000.

■	Lockbox and Cash Management. The Heritage Industrial Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The Heritage Industrial Portfolio Loan Combination requires all rents to be directly deposited by tenants of the Heritage Industrial Portfolio Properties into the lockbox account. The Heritage Industrial Portfolio Loan Combination documents also require that the borrowers or property manager deposit all rents into the lockbox account within three business days of receipt. Prior to the occurrence of a Cash Sweep Trigger Event (as defined below), all funds in the lockbox account are swept into the borrowers’ operating account. Upon the occurrence and during the continuance of a Cash Sweep Trigger Event, all cash flow is required to be swept from the lockbox account into a lender-controlled cash management account.

A “Cash Sweep Trigger Event” means the occurrence of any one or more of the following as determined by the lender in its sole discretion: (a) an event of default under the Heritage Industrial Portfolio Loan Combination documents, (b) the amortizing debt service coverage ratio is less than 1.10x as of the last day of any calendar quarter for such quarter, or (c) Staples (i) ceases to operate its business from all or any material portion of the Staples space for more than 30 consecutive days, (ii) becomes the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or files for bankruptcy or other insolvency proceedings, (iii) provides notice of its intent to terminate the Staples lease, or (iv) defaults under any monetary or material non-monetary term of the Staples lease and such monetary or material non-monetary default continues after any applicable notice and cure period and such monetary or material non-monetary default would allow the borrowers to terminate the Staples lease.

A “Cash Sweep Cure” will occur, with respect to clause (a) above, upon the cure of such event of default; with respect to clause (b) above, upon the amortizing debt service coverage ratio being equal to or greater than 1.15x for two consecutive calendar quarters; with respect to clause (c) above, upon the amortizing debt service ratio being equal to or greater than 1.20x for two consecutive calendar quarters; provided, however, that such Cash Sweep Cure set forth in this definition shall be subject to the following conditions: (x) no event of default shall have occurred and be continuing under the cash management agreement or any of the Heritage Industrial Portfolio Loan Combination documents, (y) no other Cash Sweep Trigger Event shall have occurred and be continuing, and (z) the borrowers shall have paid all of the lender’s expenses in connection with such Cash Sweep Cure including, without limitation, reasonable attorney’s fees and expenses.

■	Property Management. The Heritage Industrial Portfolio Properties are currently managed by Heritage Industrial Fund I, LLC and Avenue B, C & E, LLC, each of which is an affiliate of the borrowers, pursuant to separate management agreements. The Heritage Industrial Portfolio Loan Combination documents provide that the borrowers may not terminate or replace the property managers without the prior written consent of the lender (which shall not be unreasonably withheld). The Heritage Industrial Portfolio Loan Combination documents

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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provide that if (a) an event of default has occurred and is continuing, (b) the property manager becomes bankrupt or insolvent, or (c) a default beyond any applicable notice and cure period by the property manager occurs under any management agreement, then the lender, at its option, may require the borrowers to engage a replacement property manager and terminate the respective property manager.

■	Purchase Option. Midwest Express, Inc., the sole tenant at the 16725 Square Drive property, has the right to purchase such property at any time after the 25th payment date after the securitization of the Heritage Industrial Portfolio Loan Combination, for a purchase price equal to $4,000,000 plus all applicable defeasance costs.

■	Partial Release. Provided no event of default is then continuing under the Heritage Industrial Portfolio Loan Combination documents, at any time prior to the maturity date and after the date that is the earlier to occur of (a) the 25th payment date following the startup day of any REMIC which holds the final portion of the Heritage Industrial Portfolio Loan Combination, and (b) 48 months following the first payment date, the borrowers may obtain the release of any of the Heritage Industrial Portfolio Properties in connection with a partial defeasance, subject to certain conditions including: (i) the principal balance defeased equals the greater of (a) 120% of the allocated loan amount for the properties located in Pennsylvania (2294 Molly Pitcher Highway; 1001 & 1011 Air Park Drive) and Guilderland, New York (8 Northeastern Industrial Park; 21 Northeastern Industrial Park and 22 Northeastern Industrial Park) or 110% of the allocated loan amount for all other properties; and (b) an amount equal to 100% of the net proceeds of the sale of the released property; (ii) the remaining portfolio, following release, would have (x) an amortizing debt service coverage ratio utilizing annual net operating income (without deduction for tenant improvements, leasing commissions or replacement reserves) from leases on the remaining premises that have remaining terms of at least 18 months of at least 1.25x and (y) a loan-to-value ratio of not more than 75.0%; (iv) at the lender’s option, the lender has received confirmation from each rating agency rating the Series CGCMT 2016-P3 certificates that such release will not result in a downgrade, withdrawal or qualification of the respective ratings assigned to the Series 2016-P3 certificates, along with similar confirmations from each rating agency rating any securities backed by the Heritage Industrial Portfolio Companion Loan; and (v) receipt of a REMIC opinion.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The Heritage Industrial Portfolio Loan Combination documents require that the “all risk” insurance policy required to be maintained by the borrowers provides coverage for terrorism in an amount equal to the full replacement cost of the Heritage Industrial Portfolio Properties. The Heritage Industrial Portfolio Loan Combination documents also require business interruption insurance covering no less than the 12-month period following the occurrence of a casualty event, together with a six-month extended period of indemnity; provided that if the policies contain an exclusion for loss or damage incurred as a result of an act of terrorism or similar acts of sabotage, the borrowers are required to maintain separate insurance against such loss or damage provided such insurance (a) is commercially available and (b) can be obtained at a commercially reasonable cost as reasonably determined by lender. The “all risk” insurance is required to contain a deductible that is acceptable to the lender and is no larger than $50,000. See “Risk Factors – Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
MANHATTAN
QUEENS
Long Island City
Roosevelt Island
Sutton Place
Ravenswood
Dutch Kills
Queens Plaza
Hunters Point
Sunnyside
Greenpoint
BROOKLYN
East River
Newtown Creek
Roosevelt Island - Main St
21st St - Queensbridge
39th Ave
Queensboro Plaza
Queens Plaza
23rd St - Ely Av
Court House Square
Long Island City - Court Sq
21st St
Vernon Blvd - Jackson Ave
Hunters Point Ave
33rd St
Greenpoint Ave
One Court Square
1 Court Square
Long Island City, NY 11101
Con Edison
Silvercup Studios
Two Court Square
MoMA PS1
Queens West Development
Hunter's Point South Development
Anheuser-Busch
LaGuardia Community College
JetBlue Airways
Gotham Center
QUEENSBORO BRIDGE
LONG ISLAND EXPRESSWAY
QUEENS MIDTOWN TUNNEL
THOMSON AVE
JACKSON AVE
HUNTERS POINT AVE
BORDEN AVE
GREENPOINT AVE
New York
MANHATTAN
BROOKLYN
Upper East Side
Upper West Side
West New York
Astoria
Long Island City
Carnegie Hall
Rockefeller Center
Times Square
United Nations
Midtown
Empire State Building
Hoboken
Jersey City
SoHo
Financial District
NYU

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	Natixis
Location (City/State)	Long Island City, NY	Cut-off Date Principal Balance(2)	$40,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$224.74
Size (SF)	1,401,609	Percentage of Initial Pool Balance	5.2%
Total Occupancy as of 4/1/2016	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2016	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	1989 / 2014	Mortgage Rate	3.89300%
Appraised Value	$640,000,000	Original Term to Maturity (Months)	60
Original Amortization Term (Months)	NAP
Original Interest Only Term (Months)	60
Underwritten Revenues	$54,976,719
Underwritten Expenses	$22,110,231	Escrows(3)
Underwritten Net Operating Income (NOI)	$32,866,488	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$31,254,638	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	49.2%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	49.2%	Replacement Reserve	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.64x / 2.51x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.4% / 9.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$315,000,000	94.0%	Mortgage Loan Payoff	$290,000,000	86.6%
Principal’s New Cash Contribution	19,932,157	6.0	B-note Payoff	25,000,000	7.5
Closing Costs	19,932,157	6.0
Total Sources	$334,932,157	100.0%	Total Uses	$334,932,157	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the One Court Square Loan Combination.

(2)	The One Court Square Loan, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is evidenced by the non-controlling note A-5, and is part of the $315,000,000 One Court Square Loan Combination, which is evidenced by five pari passu notes. The companion loans are evidenced by (i) the controlling note A-1, which had an original principal balance of $50,000,000 and will be held by Natixis Real Estate Capital LLC and (ii) the non-controlling note A-2, note A-3 and note A-4, which had revised and original principal balances of $75,000,000, $70,000,000 and $80,000,000, respectively; and were contributed to the WFCM 2016-NXS5 securitization transaction, WFCM 2015-NXS4 securitization transaction and WFCM 2015-NXS3 securitization transaction, respectively. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “One Court Square Loan”) is part of a loan combination (the “One Court Square Loan Combination”) evidenced by five pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in a Class A office complex located in Long Island City, New York (the “One Court Square Property”). The One Court Square Loan, which is evidenced by note A-5 and represents a non-controlling interest in the One Court Square Loan Combination, has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 5.2% of the Initial Pool Balance. The related companion loans (the “One Court Square Companion Loans”), which are evidenced by note A-1 (which represents the controlling interest in the One Court Square Loan Combination), note A-2, note A-3 and note A-4 (each of which represents a non-controlling interest in the One Court Square Loan Combination), have an aggregate outstanding principal balance as of the Cut-off Date of $275,000,000. The controlling note A-1 had an original principal balance of $50,000,000 and is held by Natixis Real Estate Capital LLC. The non-controlling note A-2, note A-3 and note A-4 had revised and original principal balances of $75,000,000, $70,000,000 and $80,000,000, respectively and were contributed to the WFCM 2016-NXS5 securitization transaction, WFCM 2015-NXS4 securitization transaction and WFCM 2015-NXS3 securitization transaction, respectively. The One Court Square Loan Combination was originated by Natixis Real Estate Capital LLC on September 1, 2015, has an outstanding principal balance as of the Cut-off Date of $315,000,000 and accrues interest at an interest rate of 3.89300% per annum. The proceeds of the One Court Square Loan Combination were used to refinance the One Court Square Property and pay origination costs. The One Court Square Property was previously securitized in the CD 2005-CD1 transaction.

The One Court Square Loan had an initial term of 60 months and has a remaining term as of the Cut-off Date of 53 months. The One Court Square Loan requires interest only payments through the term of the One Court Square Loan. The scheduled maturity date of the One Court Square Loan is the due date in September 5, 2020. On or after November 5, 2017(which is the first payment date after the second anniversary of the “start-up date” of October 13, 2015 identified in the REMIC declaration related to the One Court Square Loan), the borrower has the right to defease the One Court Square Loan Combination in whole or in part. The borrower has the right to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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prepay the One Court Square Loan Combination in whole or in part on any date before June 5, 2020, provided that the borrower pays the greater of a yield maintenance premium or a prepayment premium equal to 1.0% of the principal amount being prepaid. In addition, the One Court Square Loan Combination is prepayable without penalty on or after June 5, 2020.

■	The Mortgaged Property. The One Court Square Property is a Class A, LEED Silver certified office complex located in Long Island City, New York in the borough of Queens. The One Court Square Property is comprised of a 50-story tower and two low-rise buildings connected via a glass rotunda and bridge with landscaped plaza. The One Court Square Property is the tallest building in the state of New York outside of Manhattan, with unobstructed views of the New York City skyline. The One Court Square Property contains in the aggregate approximately 1,538,747 SF of gross rentable area, as per re-measurement based on current market practices, situated on approximately 1.9 acres. As of April 1, 2016, the One Court Square Property is 100.0% leased to Citibank, N.A. (‘‘Citibank’’ or “Citi”) pursuant to a triple-net lease. As per the current lease, the total gross leasable area is 1,401,609 SF. The One Court Square Property was built-to-suit for Citibank and has been fully-leased by Citibank since construction in 1989. Between 2012 and 2014, Citibank fully renovated and modernized 15 floors of the One Court Square Property, while upgrading the pantries and bathrooms on an additional 10 floors. Citibank spent approximately $100.0 million ($71.19 per SF) on these renovations. The One Court Square Property has a multi-level lobby of white marble, tinted glass, and black terrazzo flooring. The One Court Square Property contains many amenities including a fitness center and dining services, an ATM, a florist, a newsstand, a beauty salon, a shoe repair shop, a gourmet coffee stand, and a branch of the Queens Public Library. Citibank is rated A+/A1/A by Fitch/Moody’s/S&P and is the consumer and corporate banking arm of Citigroup, Inc. (‘‘Citigroup’’) (NYSE: C). Citigroup, headquartered in New York City, is one of the largest financial services holding companies in the world, providing a range of financial services to consumer and corporate customers around the globe. In the fourth quarter of 2015, Citigroup reported net income of $3.3 billion on revenues of $18.5 billion, compared to net income of $344.0 million on revenues of $17.9 billion for the fourth quarter of 2014. Citibank has retail operations in more than 100 countries and over 1,400 offices, more than half of which are located in the United States. Citibank offers banking services to consumers and small businesses, offering deposits and loans, and utilizing Citigroup’s range of financial services, by offering insurance and investment products. There are approximately 5,000 Citibank employees working at the One Court Square Property in various divisions that include consumer banking, retail banking, credit cards and compliance. The credit card unit of Citibank is one of the largest users of space in the One Court Square Property.

The following table presents certain information relating to the major tenant at the One Court Square Property:

Tenant Name	Tenant Description	Renewal/Extension Options
Citibank(1)	Citibank is rated A+/A1/A by Fitch/Moody’s/S&P and is the consumer and corporate banking arm of Citigroup, Inc. (‘‘Citigroup’’) (NYSE: C). Citigroup, headquartered in New York City, is one of the largest financial services holding companies in the world, providing a range of financial services to consumer and corporate customers around the globe. In the fourth quarter of 2015, Citigroup reported net income of $3.3 billion on revenues of $18.5 billion, compared to net income of $344.0 million on revenues of $17.9 billion for the fourth quarter of 2014	5, 5-year options(2)

(1)	Citibank subleases a portion of the retail space to outside tenants and the 44th floor to National Benefit Life Insurance Company.

(2)	Citibank has five, five-year extension options at 95.0% of fair market value, with 15 months prior notice, for either (i) the entire premises; (ii) a portion of the premises containing not less than three continuous office floors on or above the sixth floor plus all/or any portion of the retail space and/or storage space located in the lobby and/or sub-concourse, the mechanical areas, rooftop areas, and the 3rd floor and/or 4th floor and/or 50th floor, whether or not the same is contiguous to any other portion of the extension premises or (iii) all or any portion of the premises comprising retail space and/or storage space located in the lobby and/or concourse areas of the building.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenant at the One Court Square Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Citibank(1)	A+ / A1 / A	1,401,609	100.0%	$35,760,000	100.0%	$25.51	5/11/2020	5, 5-year options(2)
Total		1,401,609	100.0%	$35,760,000	100.0%	$25.51
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg.		1,401,609	100.0%	$35,760,000	100.0%	$25.51

(1)	Citibank subleases a portion of the retail space to outside tenants and the 44th floor to National Benefit Life Insurance Company.

(2)	Citibank has five, five-year extension options at 95.0% of fair market value, with 15 months prior notice, for either (i) the entire premises; (ii) a portion of the premises containing not less than three continuous office floors on or above the sixth floor plus all/or any portion of the retail space and/or storage space located in the lobby and/or sub-concourse, the mechanical areas, rooftop areas, and the 3rd floor and/or 4th floor and/or 50th floor, whether or not the same is contiguous to any other portion of the extension premises; or (iii) all or any portion of the premises comprising retail space and/or storage space located in the lobby and/or concourse areas of the building.

The following table presents the lease rollover schedule at the One Court Square Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	0	0.0	0.0%	0	0.0	0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	1,401,609	100.0	100.0%	35,760,000	100.0	25.51	1
2021	0	0.0	100.0%	0	0.0	0.00	0
2022	0	0.0	100.0%	0	0.0	0.00	0
2023	0	0.0	100.0%	0	0.0	0.00	0
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026	0	0.0	100.0%	0	0.0	0.00	0
2027 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	1,401,609	100.0%		$35,760,000	100.0%	$25.51	1

(1)	Information obtained from the underwritten rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to historical leasing at the One Court Square Property:

Historical Leased %(1)

	2012	2013	2014	2015	As of 4/1/2016
Owned Space	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Information obtained from the Citi lease.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the One Court Square Property:

Cash Flow Analysis(1)

	In Place	Underwritten	Underwritten $ per SF
Base Rent	$35,760,000	$35,760,000	$25.51
Contractual Rent Steps	0	0	0.00
Gross Up Vacancy	0	0	0.00
Total Rent	$35,760,000	$35,760,000	$25.51
Total Reimbursables	0	22,110,231	15.77
Parking Income	0	0	0.00
Other Income	0	0	0.00
Vacancy & Credit Loss	0	(2,893,512)(2)	(2.06)
Effective Gross Income	$35,760,000	$54,976,719	$39.22

Real Estate Taxes	$0	$6,865,429	$4.90
Insurance	0	615,498	0.44
Management Fee	0	549,767	0.39
Other Operating Expenses	0	14,079,537	10.05
Total Operating Expenses	$0	$22,110,231	$15.77

Net Operating Income	$35,760,000	$32,866,488	$23.45
TI/LC	0	1,401,609	1.00
Replacement Reserves	0	210,241	0.15
Net Cash Flow	$35,760,000	$31,254,638	$22.30

(1)	Historical financials were not available. Citibank’s lease is a triple net lease, in which Citibank is responsible for direct payment of taxes, insurance, utilities, and other operating expenses. The Net Operating Income for the period beginning on January 1, 2015 and ending on June 30, 2015 was $9,694,657.

(2)	The underwritten economic vacancy is 5.0%. The One Court Square Property is 100.0% physically occupied as of April 1, 2016.

■	Appraisal. According to the appraisal, as of July 30, 2015, the One Court Square Property had an “as-is” appraised value of $640,000,000, a “go dark” value of $580,000,000 and a land value of $308,100,000.

■	Environmental Matters. Based on the Phase I environmental report dated August 12, 2015, there was no evidence of any recognized environmental condition at the One Court Square Property.

■	Market Overview and Competition. The One Court Square Property is located in Long Island City, Queens, New York, and is built directly above the Court Square subway station, providing access to Midtown Manhattan, as well as other destinations in Manhattan, Brooklyn and Queens via the E, M, G and 7 trains. The One Court Square Property is one subway stop (approximately three minutes) from Citibank’s East 53rd Street Midtown Manhattan campus (which includes 399 Park Avenue, Citigroup Center (601 Lexington Avenue), and 875 Lexington Avenue). In 2011, the Court Square subway station was renovated for approximately $47.6 million, $33.7 million of which was contributed by Citigroup. Citigroup also built a new entrance to the Court Square complex at Jackson Avenue and 23rd Street. Access to the F train and the elevated N, Q and R trains are also within a few blocks of the One Court Square Property. All subway trains along with the East River Ferry and the nearby Queensboro Bridge and Long Island Railroad’s Hunters Point Avenue Station provide access to the New York metropolitan area from the

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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One Court Square Property. Access to Grand Central Station, Penn Station, and the Port Authority Bus Terminal is available from the One Court Square Property without transferring trains via the subway lines listed above.

The One Court Square Property is located in the Long Island City neighborhood, which is home to nearly 6,300 businesses employing over 90,000 people. Major office tenants include Citibank, Publicis, MetLife, Fresh Direct, Uber, New York City Department of Health, JetBlue, Steve Madden and Silvercup Studios. In 2001, 37 blocks around Queens Plaza and Court Square were rezoned for large-scale development and the city designated the area a central business district. According to a Long Island City economic group, the neighborhood has added 2.0 million SF of new Class A office space since 2003, 20 hotels since 2008 and 8,600 apartment units since 2006; and an additional 22,500 apartment units are in the planning/construction phase. Long Island City’s population grew over 25.0% between 2000 and 2010, and the 22,500 residential units that are either planned or under construction will add approximately 40,000 new residents bringing the total population to approximately 160,000 by 2018. Long Island City is home to LaGuardia Community College (40,000 students/staff), which was joined by the City University of New York School of Law (600 students/staff), at Two Court Square in August of 2012. Cornell University and Technion Institute of Technology is expected to open a technology-focused campus on Roosevelt Island by 2017. Long Island City is also home to several museums dedicated to contemporary art, such as Metropolitan Museum of Art PS1 (an affiliate of the Museum of Modern Art), Socrates Sculpture Park, the Sculpture Center and the Noguchi Museum.

Per the appraisal, the One Court Square Property is located in the Northwest Queens office submarket, which contained 13.3 million SF of office space and reported a direct vacancy of 4.5% as of the second quarter of 2015. The appraisal’s concluded gross market rent for the One Court Square Property is $47.00 per SF, which is in line with the competitive set average but 25.0% higher than the current Citibank gross rent ($37.61 per SF), based on the One Court Square Property re-measurement.

The following table presents certain information relating to certain office lease comparables provided in the appraisal for the One Court Square Property:

Office Lease Comparables(1)

	One Court Square Property	2 Court Square	2 Gotham Center	One Pierrepont Plaza	4 Metrotech Center	15 Metrotech Center	Dumbo Heights
Address	Long Island City, NY	Long Island City, NY	Long Island City, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY	Brooklyn, NY
Year Built / Renovated	1989 / 2014	2007 / NAV	2008 / NAV	1988 / NAV	1993 / NAV	2003 / NAV	2015 / NAV
Total GLA	1,401,609	600,000	3,500,000	655,598	1,300,000	670,000	959,130
Occupancy %	100%	100%	100%	88%	100%	100%	60% Pre-leased
Quoted Base Rent	-	NAV	NAV	$36.00	NAV	$33.00	$53.74
Expense Basis		Triple Net	Triple Net	Triple Net	Triple Net	Triple Net	Triple Net

(1)	Source: Appraisal.

■	The Borrower. The borrower is Waterbridge Court Square Holdings LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Court Square Loan Combination. Waterbridge Court Square Holdings LLC is 100.0% owned by Court Square SREF Property Investors JV, LLC, a joint venture controlled and owned by the sponsors. Savanna Real Estate Fund III, L.P., Savanna Real Estate (PIV) Fund III, L.P., Savanna Real Estate Fund IIA, L.P., Savanna Real Estate (AIV) Fund IIA, L.P. and Savanna Real Estate (PIV) Fund IIA, L.P. are the guarantors of certain nonrecourse carveouts under the One Court Square Loan Combination. OCS Master LP (“Junius”) is a limited guarantor of certain nonrecourse carveouts under the One Court Square Loan Combination.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. So long as the One Court Square Property is leased in its entirety to Citi under the Citi lease, the One Court Square Loan documents do not require monthly escrows for replacement reserves, provided (i) Citi is not in default beyond any applicable notice and cure period under the Citi lease and (ii) Citi is obligated to make and pay for capital improvements and repairs pursuant to the terms of the Citi lease. So long as the One Court Square Property is leased in its entirety to Citi under the Citi lease, the One Court Square Loan documents do not require monthly escrows for real estate taxes and insurance premiums as long as (i) Citi is not in default beyond any applicable notice and cure period under the Citi lease; (ii) Citi is obligated to pay the real estate taxes and insurance premiums (or is permitted to self-insure) pursuant to the terms of the Citi lease; (iii) with respect to insurance premiums, Citi has not made an Insurance Election (as defined below) under the Citi lease; and (iv) the borrower provides the lender with evidence acceptable to the lender of timely payment of such taxes and insurance premiums (if applicable), with respect to insurance premiums, only if Citi is no longer self-insuring. At any time during the last two years of the term of the Citi lease, either prior to the occurrence of a casualty or after the occurrence of a casualty to which resulting damage has been restored (other than de minimis items of work), Citi or its corporate successor may elect (“Insurance Election”) to require the landlord to maintain the insurance coverages set forth in the Citi lease by delivering written notice to the landlord.

■	Lockbox and Cash Management. The One Court Square Loan documents require a hard lockbox with springing cash management. The One Court Square Loan documents require all rents to be transmitted directly into a lockbox account. Prior to the occurrence of a Cash Management Period or Senior Debt Service Cash Management Period (each as defined below), all funds in the lockbox account are required to be swept to the borrower’s operating account. During a Cash Management Period or Senior Debt Service Cash Management Period, all funds in the lockbox account are required to be swept to a lender-controlled cash management account. Upon the occurrence of a Citi Cash Management Trigger Event (as defined below), an amount not to exceed, in the aggregate, $40.00 per rentable SF multiplied by the square footage of the One Court Square Property that has not been (i) renewed or leased by Citi, or (ii) leased to an acceptable replacement tenant pursuant to the terms of the loan agreement with all costs for tenant improvements, leasing commissions, free rent or other concessions due and payable on or before one year after the maturity date having been paid, expired (in the case of free rent) or remaining on account in reserve and the applicable tenant being in occupancy and having commenced rent payment (the “Citi Reserve Cap”), are required to be deposited into the reserve for the Citi lease (the “Citi Reserve”), provided that deposits will no longer be required to be made to the Citi Reserve at any time following the date on which the Citi Reserve has reached the Citi Reserve Cap.

A “Cash Management Period” will commence upon any of the following: (i) the occurrence and continuance of an event of default under the One Court Square Loan Combination; (ii) the occurrence of a Citi Cash Management Trigger Event; or (iii) the creation of a senior debt service structure, if for purposes of this clause (iii) only, Citi no longer qualifies as a Citi Credit Tenant in Good Standing (as defined below). A Cash Management Period will end upon any of the following: with respect to each of clauses (i) through (iii) above, the Citi lease is renewed for the entire building or the Citi lease is terminated or is not renewed for the entire building and the One Court Square Property is rented to tenant(s) who have taken occupancy and have commenced paying rent under one or more lease agreements entered into in accordance with the terms of the loan agreement, and all tenant improvements, leasing commissions, free rent or other concessions due and payable on or before one year after the maturity date have been paid, expired (in the case of free rent) or remain on account in a reserve, subject to the requirements of the One Court Square Loan documents and the Citi Reserve; with respect to clause (i) above, upon the cure of such event of default; with respect to clause (ii) above, (a) the Citi Reserve Cap has been deposited in the Citi Reserve, (b) the One Court Square Property achieves a net cash flow debt yield of 8.0% based on new leases or the renewal of the Citi lease, or (c) the borrower posts a letter of credit in accordance with the One Court Square Loan documents; and with respect to clause (iii), Citi then qualifies as a Citi Credit Tenant in Good Standing.

A “Citi Cash Management Trigger Event” will commence upon the date which (a) Citi becomes subject to a bankruptcy proceeding; (b) Citi goes “dark” in 80% or more of the rentable SF area or vacates the One Court Square Property and in either case does not maintain a senior long-term debt rating by a nationally recognized

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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statistical rating agency (“NRSRO”) of at least BBB-; (c) Citi is in default beyond any applicable notice and cure periods of any monetary or material non-monetary obligation under the Citi lease; (d) Citi terminates the Citi lease; or (e) as of December 11, 2018, the date that is 18 months prior to the expiration of the Citi lease, either (A) Citi has not renewed its lease or given notice electing to exercise its renewal option or entered into a new lease with the borrower on terms acceptable to the lender or (B) the One Court Square Property has not been leased to another tenant(s) in accordance with the terms of the loan agreement, with all tenant improvements, leasing commissions, free rent or other concessions due and payable on or before one year after the maturity date having been paid, expired (in the case of free rent) or remaining on account in reserve and such tenant(s) being in occupancy and paying rent.

A “Citi Credit Tenant in Good Standing” means with respect to Citi at any time: (i) Citi is the sole tenant with respect to the entire One Court Square Property; (ii) Citi is not in default beyond any applicable notice and cure periods of any monetary or material non-monetary obligation under the Citi lease; (iii) Citi’s senior long-term debt rating by a NRSRO is not less than BBB-; and (iv) no Cash Management Period is in effect for any reason other than clause (iii) of such definition.

A “Senior Debt Service Cash Management Period” will commence upon the lender giving notice to the borrower and the clearing bank following the creation of a Mezzanine Loan (as defined below) or a senior/subordinate loan structure and provided Citi qualifies as a Citi Credit Tenant in Good Standing.

■	Property Management. The One Court Square Property is managed by Citibank.

■	Mezzanine or Subordinate Indebtedness. The borrower may enter into a mezzanine loan (a “Mezzanine Loan”) with an institutional investor reasonably acceptable to the lender, and on terms and pursuant to a structure reasonably acceptable to the lender in all respects. At the closing of the Mezzanine Loan (i) the aggregate loan-to-value ratio (including the One Court Square Loan Combination and the Mezzanine Loan) will not exceed 75.0%, and (ii) the aggregate underwritten debt service coverage ratio is at least 1.10x. All Mezzanine Loan documents will be subject to the lender’s consent. The Mezzanine Loan will be subject to an intercreditor agreement reasonably acceptable to the lender in all respects.

■	Right of First Refusal. The sole tenant at the One Court Square Property, Citibank, has a right of first offer to purchase the One Court Square Property, if during the initial term of the lease, the borrower desires to sell all or any portion of the One Court Square Property, provided that certain conditions under the lease are satisfied, which tenant may accept within 30 days by providing a written acceptance and 5% soft deposit.

■	Terrorism Insurance. The loan documents provide that the required “all risk” insurance policy must include coverage for terrorism in an amount equal to the full replacement cost of the One Court Square Property. According to the Citi lease, the tenant is required to obtain terrorism insurance in such amounts and types of coverage that are commercially available; provided that such amounts and types of coverage are consistent with those that are then generally required of, or carried by, owners of comparable buildings that are real estate investment trusts and taking into account the tenancy of such buildings (including the One Court Square Property); provided, that, if the tenant is self-insuring with respect to the base elements, the tenant will only be required to obtain terrorism insurance to the extent available at commercially reasonable rates. The One Court Square Loan documents also require business interruption insurance covering no less than the 24-month period following the occurrence of a casualty event; provided, however, if the Citi lease is in effect and Citi is either self-insuring or providing the insurance for the entire One Court Square Property then the terms and provisions of the Citi lease will govern and satisfy the insurance requirements under the One Court Square Loan documents. Citi has elected to self-insure.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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GFH BRENNAN INDUSTRIAL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CARTIFACT
Minneapolis
MINNESOTA
WISCONSIN
Madison
Milwaukee
MICHIGAN
Lansing
Detroit
IOWA
Des Moines
Omaha
Lincoln
Chicago
ILLINOIS
INDIANA
OHIO
Columbus
Springfield
Indianapolis
Kansas City
St. Louis
Cincinnati
MISSOURI
KANSAS
Louisville
KENTUCKY
Tulsa
OKLAHOMA
Dallas
TEXAS
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15

GFH Brennan Industrial Portfolio

#	Property Name	Address	City/State	Zip Code
1	Cumberland	5501-5523 North Cumberland Avenue	Chicago, IL	60656
2	UMIP Jefferson Hwy	8401 Jefferson Highway	Maple Grove, MN	55369
3	UMIP W 27th Street	7309 West 27th Street	St. Louis Park, MN	55426
4	Main	6709 Main Street	Union, IL	60180
5	Trolley Industrial	22701 Trolley Industrial Drive	Taylor, MI	48180
6	UMIP N 107th Street	9160 North 107th Street	Milwaukee, WI	53224
7	Addison	11440 Addison Avenue	Franklin Park, IL	60131
8	Pagemill	11477 Pagemill Road	Dallas, TX	75243
9	UMIP Xeon Street	11385 Xeon Street Northwest	Coon Rapids, MN	55448
10	8402-8440 Jackson	8400-8440 East 33rd Street	Indianapolis, IN	46226
11	Jackson Pagosa	3316-3346 North Pagosa Court	Indianapolis, IN	46226
12	8520-8630 Jackson	8520-8630 East 33rd Street	Indianapolis, IN	46226
13	Common	16000 Common Road	Roseville, MI	48066
14	8710-8768 Jackson	8710-8768 East 33rd Street	Indianapolis, IN	46226
15	Dolton	2150 Dolton Road	Calumet City, IN	60409

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	15	Loan Seller		Société Générale
Location (City/State)(1)	Various	Cut-off Date Principal Balance(3)		$40,000,000
Property Type(1)	Industrial/Office	Cut-off Date Principal Balance per SF(2)		$47.31
Size (SF)	1,448,215	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 11/10/2015	95.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/10/2015	95.7%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)	Various / Various	Mortgage Rate		5.05000%
Appraised Value	$91,350,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)		60
Underwritten Revenues	$10,292,194
Underwritten Expenses	$3,600,680		Escrows
Underwritten Net Operating Income (NOI)	$6,691,514		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,095,139	Taxes	$690,386	$140,956
Cut-off Date LTV Ratio(2)	75.0%	Insurance	$40,892	$8,011
Maturity Date LTV Ratio(2)	69.2%	Replacement Reserve	$0	$18,103
DSCR Based on Underwritten NOI / NCF(2)	1.51x / 1.37x	TI/LC(4)	$123,800	$31,366
Debt Yield Based on Underwritten NOI / NCF(2)	9.8% / 8.9%	Other	$15,057	$0

		Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$68,512,500	69.5%	Purchase Price	$92,962,000	94.4%
Principal’s New Cash Contribution	26,198,991	26.6	Other Uses(6)	2,839,963	2.9
Other Sources(5)	3,801,606	3.9	Closing Costs	1,840,999	1.9
			Reserves	870,136	0.9
Total Sources	$98,513,097	100.0%	Total Uses	$98,513,097	100.0%

(1)	See “The Mortgaged Properties” table below.

(2)	Calculated based on the aggregate outstanding principal balance of the GFH Brennan Industrial Portfolio Loan Combination.

(3)	The GFH Brennan Industrial Portfolio Loan, with an outstanding principal balance as of the Cut-off Date of $40,000,000, is evidenced by the controlling Note A-1, and is part of the $68,512,500 GFH Brennan Industrial Portfolio Loan Combination, which is evidenced by two pari passu notes. The companion loan is evidenced by the non-controlling Note A-2, with an outstanding principal balance as of the Cut-off Date of $28,512,500, which is currently held by Société Générale and is expected to be contributed to one or more future securitization transactions. See “—The Mortgage Loan” below.

(4)	The TI/LC reserve is subject to reduction and cap upon certain conditions. See “—Escrows” below.

(5)	Other Sources include a borrower credit for earnest money, capital reserve credit, prepaid rent, TI obligations, and tenant security deposits. Initial deposits from the Principals of Brennan Investment Group (as defined below) and GFH Financial Group B.S.C. that were used to fund the borrower (GFG NC 1 LLC) are also included in Other Uses.

(6)	Other Uses include a return of earnest money deposits and excess funds.

■	The Mortgage Loan. The mortgage loan (the “GFH Brennan Industrial Portfolio Loan”) is part of a loan combination (the “GFH Brennan Industrial Portfolio Loan Combination”) evidenced by two pari passu notes that are together secured by a first mortgage encumbering the borrower’s fee simple interest in fourteen industrial properties and one office property, located across six states including Illinois, Indiana, Michigan, Minnesota, Texas and Wisconsin (the “GFH Brennan Industrial Portfolio Properties”). The GFH Brennan Industrial Portfolio Loan, which is evidenced by Note A-1 and represents the controlling interest in the GFH Brennan Industrial Portfolio Loan Combination, has an outstanding principal balance as of the Cut-off Date of $40,000,000 and represents approximately 5.2% of the Initial Pool Balance. The related companion loan (the “GFH Brennan Industrial Portfolio Companion Loan”), which is evidenced by Note A-2 and represents the non-controlling interest in the GFH Brennan Industrial Portfolio Loan Combination, has an outstanding principal balance as of the Cut-off Date of $28,512,500. The $28,512,500 Note A-2 is currently held by Société Générale and is expected to be contributed to one or more future securitization transactions. The GFH Brennan Industrial Portfolio Loan Combination was originated by Société Générale on February 9, 2016, has an outstanding principal balance as of the Cut-off Date of $68,512,500 and accrues interest at an interest rate of 5.05000% per annum. The proceeds of the GFH Brennan Industrial Portfolio Loan Combination were used to acquire the GFH Brennan Industrial Portfolio Properties, pay origination costs and fund reserves.

The GFH Brennan Industrial Portfolio Loan had an initial term of 120 months, and has a remaining term as of the Cut-off Date of 119 months. The GFH Brennan Industrial Portfolio Loan requires interest only payments on each due date through and including the due date occurring in March 2021, and thereafter requires payments of interest and principal based on a 30-year amortization schedule. The scheduled maturity date of the GFH Brennan Industrial Portfolio Loan is the due date in March 2026. Voluntary prepayment of the GFH Brennan Industrial Portfolio Loan without payment of any prepayment premium is permitted on or after the due date in

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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December 2025. Provided no event of default under the GFH Brennan Industrial Portfolio Loan documents has occurred and is continuing, at any time prior to the due date in December 2025 and after the earlier to occur of (i) the second anniversary of the closing date of the securitization into which the last piece of the GFH Brennan Industrial Portfolio Loan Combination is deposited and (ii) the third anniversary of the origination of the GFH Brennan Industrial Portfolio Loan Combination, the GFH Brennan Industrial Portfolio Loan may be defeased with certain direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the GFH Brennan Industrial Portfolio Loan documents.

■	The Mortgaged Properties. The GFH Brennan Industrial Portfolio Properties consist of fourteen industrial properties and one office property totaling 1,448,215 rentable SF, located in six states, including Illinois, Indiana, Michigan, Minnesota, Texas and Wisconsin. The GFH Brennan Industrial Portfolio Properties were assembled by affiliates of the sponsors between 2011 and 2015 and sold to the borrower in February 2016. The GFH Brennan Industrial Portfolio Properties range in size from 43,200 SF and 193,592 SF. Nine of the fifteen GFH Brennan Industrial Portfolio Properties are occupied by single tenants and the remaining six are leased to between three and thirty tenants. No tenant at the GFH Brennan Industrial Portfolio Properties represents greater than 13.4% total SF or 11.8% of underwritten base rent. As of November 10, 2015, the GFH Brennan Industrial Portfolio Properties were 95.7% occupied by tenants in an array of industries including transportation and logistics, soft goods, chemicals, steel and aluminum products, financial services, wood products and others.

The following table presents certain information relating to the GFH Brennan Industrial Portfolio Properties:

Property Name – Location	Allocated Cut- off Date Principal Balance(1)	% of Portfolio Cut-off Date Principal Balance	Occupancy	Year Built/ Renovated(2)(3)	Net Rentable Area (SF)	Allocated LTV	Appraised Value
Cumberland - Chicago, IL	$17,025,000	24.8%	91.3%	1984 / NAP	164,448	75.0%	$22,700,000
UMIP Jefferson Hwy - Maple Grove, MN	$7,500,000	10.9%	100.0%	1999 / NAP	104,262	75.0%	$10,000,000
UMIP W 27th Street - St. Louis Park, MN	$6,712,500	9.8%	100.0%	1958 / 1989	103,783	75.0%	$8,950,000
Main - Union, IL	$6,075,000	8.9%	100.0%	Various / NAP	193,592	75.0%	$8,100,000
Trolley Industrial - Taylor, MI	$4,950,000	7.2%	100.0%	1999 / NAP	160,035	75.0%	$6,600,000
UMIP N 107th Street – Milwaukee, WI	$4,350,000	6.3%	100.0%	1990 / 2011	82,124	75.0%	$5,800,000
Addison - Franklin Park, IL	$3,487,500	5.1%	100.0%	1965 / NAP	111,588	75.0%	$4,650,000
Pagemill - Dallas, TX	$2,962,500	4.3%	100.0%	1976 / 2012	90,364	75.0%	$3,950,000
UMIP Xeon Street - Coon Rapids, MN	$2,887,500	4.2%	100.0%	2002 / NAP	46,423	75.0%	$3,850,000
8402-8440 Jackson - Indianapolis, IN	$2,400,000	3.5%	77.5%	1977 / NAP	55,200	75.0%	$3,200,000
Jackson Pagosa - Indianapolis, IN	$2,325,000	3.4%	100.0%	1977 / NAP	81,000	75.0%	$3,100,000
8520-8630 Jackson - Indianapolis, IN	$2,250,000	3.3%	61.1%	1977 / NAP	81,000	75.0%	$3,000,000
Common - Roseville, MI	$2,175,000	3.2%	100.0%	1965 / Various	60,450	75.0%	$2,900,000
8710-8768 Jackson - Indianapolis, IN	$1,875,000	2.7%	90.7%	1979 / NAP	43,200	75.0%	$2,500,000
Dolton – Calumet City, IL	$1,537,500	2.2%	100.0%	1986 / NAP	70,746	75.0%	$2,050,000
Total/Weighted Average	$68,512,500	100.0%	95.7%		1,448,215	75.0%	$91,350,000

(1)	Based on the entire GFH Brennan Industrial Portfolio Loan Combination.

(2)	The Main property in Union IL was built over 3 phases which were completed in 1955, 2007 and 2008.

(3)	The Common property in Roseville, MI was renovated in 1984, 1988, 1997 and 2000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the GFH Brennan Industrial Portfolio Properties:

	Tenant Description	Renewal/Extension Options
Roadrunner

Roadrunner (NYSE: RRTS) is a publicly traded transportation and logistics service provider offering a full suite of solutions, including customized and expedited less-than-truckload, truckload logistics, transportation management solutions, intermodal solutions, freight consolidation, inventory management, expedited services, international freight forwarding, customs brokerage, and comprehensive global supply chain solutions. Roadrunner has over 35,000 customers including large national accounts in addition to a primary focus on small to mid-size shippers, with 37 locations across the United States. Roadrunner occupies both the UMIP N 107th Street and UMIP Xeon Street properties.

1, 5-year option (UMIP N 107th Street property only)
Aspen Research Corporation

Aspen Research Corporation is a privately held company that provides contract research and development services in the area of product lifecycle. It offers technology and product development, material, testing and analysis, regulatory compliance, product life prediction, quality initiatives, and problem solving services. Aspen Research Corporation serves medical, building products, food and food packaging, industrial products, transportation/recreational, electronic/electrical, and consumer products industries in the United States and internationally. The company was founded in 1986 and its headquarters are located at the UMIP Jefferson Hwy property. Aspen Research Corporation is a former subsidiary of Andersen Corporation.

2, 5-year options
Spectrum Plastics	Spectrum Plastics is a privately held, plastic manufacturing company founded in 1958. Spectrum Plastics provides product development, rapid prototyping, rapid tooling, injection molding, contract manufacturing, and packaging/assembly services for plastic products. The company offers products to the medical industry, defense industry, and aerospace industry. Its headquarters and sole location are located at the UMIP W 27th Street property in Louis Park, MN. As of September 3, 2013, Spectrum Plastics Group, Inc. operates as a subsidiary of Pexco LLC. Pexco LLC is currently owned by Odyssey Investment Partners, LLC, a private equity firm.	None

Miceli Drapery	Miceli Drapery is a family owned, private company founded in 1965. The tenant’s location at the Main property in Union, IL serves as the company’s headquarters and its sole location. Miceli Drapery Company creates custom-made, quality drapery, bedding, and soft good products dedicated to the hospitality industry. Miceli Drapery Company is a full service manufacturer and has delivered hundreds of projects for major 4 and 5 star hotel brands across the United States.	1, 10-year option

Mellon Financial

Mellon Financial is a financial service company founded in 1869 and located at Cumberland Metro Office Park in Chicago, IL. Mellon Financial provides various banking and financial services to corporations, institutions, government bodies, and individuals in the United States and Europe. It offers asset management solutions, wealth management services, accounting services, accounts payable streamlining and outsourcing, corporate card services, disbursement services, foreign exchange payments, investment banking, investment solutions, trade banking, and various other financial solutions. On July 1, 2007, Mellon Financial was acquired by The Bank of New York Mellon Corporation, a publicly traded company (NYSE: BK).

2, 5-year options
Wismarq Corporation

Wismarq Corporation is a privately owned industrial company located at the Addison property. Founded in 1982, Wismarq is a leading provider of contract/toll coating materials, textures and colors for residential building products and other markets. It provides steel, aluminum, acrylic, polyester and vinyl coatings. for steel and aluminum products across the midwestern United States. The company serves a diverse set of customers through its manufacturing facilities in Wisconsin, Illinois, Pennsylvania and Tennessee. The majority shareholder is Peninsula Pacific Strategic Partners LLC, a private equity firm.

None
Dayco Products

Dayco Products is a privately held automotive company founded in 1905 and located at the Common property. Dayco Products, formerly known as Dayco Corporation, is headquartered in Troy, Michigan. The company is a leader in the research, design, manufacturing and distribution of essential engine products, drive systems and services for automobiles, trucks, construction, and agriculture industry. Specialties include automotive, industrial, aftermarket, snowmobile, ATV, lawn and garden, hose, and hydraulics. Dayco’s product line includes belts, hoses, tensioners and other components for industrial companies and auto makers. The company focuses on original equipment and the aftermarket, supplying a variety of parts such as pulleys and dampers to construction, automotive and machinery companies.

1, 5-year option
Teco Metal Products	Teco Metal Products was founded in 1997 and is located at the Pagemill property in Dallas, TX, the company’s sole location and headquarters. Teco Metal Products is a Dallas, Texas based manufacturing company specializing in the fabrication of roof curbs, and associated products. Teco Metal Products also manufactures adapters including vibration isolation roof curbs, multi zone replacement curbs, unit modifications, coil coatings, and HVAC curbs. Teco Metal Products services companies across the U.S. and Canada.	1, 5 year option

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain information relating to the major tenants at the GFH Brennan Industrial Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Roadrunner	NR / NR / NR	128,547	8.9%	$903,699	11.8%	$7.03	10/31/2022(2)	1, 5-year option
Aspen Research Corporation	NR / NR / NR	104,262	7.2	682,671	8.9	6.55	5/31/2022	2, 5 year options
Spectrum Plastics	NR/ NR / NR	103,783	7.2	641,981	8.4	6.19	5/31/2022	NA
Miceli Drapery	NR / NR / NR	193,592	13.4	633,996	8.3	3.27	6/30/2035	1, 10-year option
Mellon Financial (3)	AA- / A1 / A	36,448	2.5	473,824	6.2	13.00	5/31/2024	2, 5-year options
Wismarq Corporation	NR / NR / NR	111,588	7.7	368,101	4.8	3.30	6/30/2024	NA
Dayco Products	NR / NR / NR	60,450	4.2	272,025	3.5	4.50	12/31/2018	1, 5-year option
Teco Metal Products	NR / NR / NR	90,364	6.2	248,501	3.2	2.75	12/31/2023	1, 5-year option
US Glu-Lam, Inc.	NR / NR / NR	70,746	4.9	243,927	3.2	3.45	7/31/2019	NA
THR Property Mgmt.	NR / NR / NR	14,866	1.0	193,258	2.5	13.00	4/30/2017	NA
Ten Largest Tenants		914,646	63.2%	$4,661,983	60.8%	$5.10
Remaining Tenants		471,295	32.5	3,008,580	39.2	6.38
Vacant		62,274	4.3	0	0.0	0.00
Total / Wtd. Avg. All Tenants		1,448,215	100.0%	$7,670,564	100.0%	$5.53

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Roadrunner has two leases at the GFH Brennan Industrial Portfolio Properties. One lease is at the UMIP Xeon Street property for 46,423 SF, expiring January 31, 2019. The second lease is at the UMIP N 107th Street property for 82,124 SF, expiring October 31, 2022.

(3)	Mellon Financial has the right to terminate its lease effective May 31, 2021 provided the tenant provides notification of intent to terminate no later than May 31, 2020 and pays a cash termination fee of $626,068 plus unamortized tenant allowances.

The following table presents the lease rollover schedule at the GFH Brennan Industrial Portfolio Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	3,200	0.2%	0.2%	$24,800	0.3%	$7.75	1
2016	31,598	2.2	2.4%	334,852	4.4	10.60	11
2017	75,926	5.2	7.6%	716,360	9.3	9.43	16
2018	193,218	13.3	21.0%	1,059,632	13.8	5.48	15
2019	225,046	15.5	36.5%	1,345,422	17.5	5.98	14
2020	48,000	3.3	39.8%	148,077	1.9	3.08	1
2021	78,500	5.4	45.3%	270,956	3.5	3.45	3
2022	295,517	20.4	65.7%	2,006,300	26.2	6.79	4
2023	90,364	6.2	71.9%	248,501	3.2	2.75	1
2024	150,980	10.4	82.3%	881,669	11.5	5.84	3
2025	0	0.0	82.3%	0	0.0	0.00	0
2026	0	0.0	82.3%	0	0.0	0.00	0
2027 & Thereafter	193,592	13.4	95.7%	633,996	8.3	3.27	1
Vacant	62,274	4.3	100.0%	0	0.0	0.00	11
Total / Wtd. Avg.	1,448,215	100.0%		$7,670,564	100.0%	$5.53	81

(1)	Calculated based on approximate square footage occupied by each tenant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The following table presents certain market information related to each of the GFH Brennan Industrial Portfolio Properties.

Property Name – Location	Property Type	Specific Property Type	UW Base Rent PSF (1)	Market Rent PSF(1)	Most Recent Occupancy	Market Occupancy
Cumberland - Chicago, IL	Office	Suburban	$13.51 NNN	$13.50 NNN	91.3%	83.0%
UMIP Jefferson Hwy - Maple Grove, MN	Industrial	Manufacturing	$6.55 NNN	$6.50 NNN	100.0%	92.7%
UMIP W 27th Street - St. Louis Park, MN	Industrial	Manufacturing	$6.19 NNN	$6.00 NNN	100.0%	92.7%
Main - Union, IL	Industrial	Manufacturing/Warehouse	$3.27 NNN	$3.00 NNN	100.0%	93.2%
Trolley Industrial - Taylor, MI	Industrial	Warehouse	$3.48 NNN	$3.50 NNN	100.0%	92.0%
UMIP N 107th Street – Milwaukee, WI	Industrial	Warehouse	$7.40 Gross	$7.50 Gross	100.0%	93.8%
Addison - Franklin Park, IL	Industrial	Warehouse/Manufacturing	$3.30 NNN	$3.50 NNN	100.0%	93.2%
Pagemill - Dallas, TX	Industrial	Warehouse	$2.75 NNN	$3.00 NNN	100.0%	92.7%
UMIP Xeon Street - Coon Rapids, MN	Industrial	Warehouse	$6.37 NNN	$5.75 NNN	100.0%	92.7%
8402-8440 Jackson - Indianapolis, IN	Industrial	Flex	$6.22 MG	$6.17 MG	77.5%	94.1%
Jackson Pagosa - Indianapolis, IN	Industrial	Flex	$4.25 MG	$4.50 MG	100.0%	94.1%
8520-8630 Jackson - Indianapolis, IN	Industrial	Flex	$4.41 MG	$4.45 MG	61.1%	94.1%
Common - Roseville, MI	Industrial	Manufacturing	$4.50 NNN	$4.50 NNN	100.0%	92.0%
8710-8768 Jackson - Indianapolis, IN	Industrial	Flex	$6.34 NNN	$6.50 NNN	90.7%	94.1%
Dolton – Calumet City, IL	Industrial	Warehouse/Manufacturing	$3.45 MG	$3.41 MG	100.0%	93.2%
Total/Weighted Average					95.7%	91.9%

(1)	UW Base Rent PSF and Market Rent PSF for the Dolton property exclude cell tower rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the GFH Brennan Industrial Portfolio Properties:

Cash Flow Analysis(1)

	TTM 9/30/2015(2)	Underwritten	Underwritten $ per SF
Base Rent	$7,891,010	$7,670,564	$5.30
Contractual Rent Steps(3)	0	204,054	0.14
Gross Up Vacancy	0	513,207	0.35
Total Rent	$7,891,010	$8,387,824	$5.79
Total Reimbursables(4)	1,941,131	2,751,866	1.90
Other Income(5)	18,019	7,167	0.00
Vacancy & Credit Loss	0	(854,664)	(0.59)
Effective Gross Income	$9,850,160	$10,292,194	$7.11

Real Estate Taxes(4)	$1,589,152	$2,015,246	$1.39
Insurance(4)	72,811	96,133	0.07
Management Fee	322,486	350,301	0.24
Other Operating Expenses	1,057,343	1,139,000	0.79
Total Operating Expenses	$3,041,792	$3,600,680	$2.49

Net Operating Income	$6,808,367	$6,691,514	$4.62
TI/LC	0	376,387	0.26
Replacement Reserves	0	219,988	0.15
Net Cash Flow	$6,808,367	$6,095,139	$4.21

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Trailing twelve month period is as of September 30, 2015 with the exception of the following GFH Brennan Industrial Portfolio Properties: Main (T3 annualized as of 9/30/2015), Trolley Industrial (T5 annualized as of 9/30/2015) and Cumberland (TTM as of 12/31/2015).
(3)	Contractual Rent Steps are underwritten based upon contractual rent steps through December 31, 2016.
(4)	Underwritten Total Reimbursables, Real Estate Taxes and Insurance are inclusive of real estate taxes and insurance paid directly by the tenant. Tenants at the UMIP Jefferson Hwy, UMIP W 27th Street, and UMIP Xeon Street properties paid their real estate taxes directly as reflected in the TTM 09/30/2015 historical statement. This explains the majority of the increase in the Underwritten Total Reimbursables, Real Estate Taxes and Insurance compared to the TTM 9/30/2015 amounts.
(5)	Other Income includes late fees and miscellaneous income.

■	Appraisal. According to the appraisal, the GFH Brennan Industrial Portfolio Properties have an “as-is” appraised value of $91,350,000 as of December, 2015.

■ Environmental Matters. Based on the Phase I environmental reports dated December 1, 2015, there were no recognized environmental conditions related to any of the GFH Brennan Industrial Portfolio Properties.

■	The Borrower. The borrower is GFG NC 1 LLC, a single-purpose, multiple-asset Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the GFH Brennan Industrial Portfolio Loan Combination. The guarantors of the non-recourse carveouts include Michael Brennan, Samuel Mandarino, Scott McKibben, Robert Vanecko, Eduardo Paneque, Troy MacMane, Tod Greenwood, and Allen Crosswell (the “Principals of Brennan Investment Group”).

Sponsors include the Principals of Brennan Investment Group and GFH Financial Group B.S.C. The Principals of Brennan Investment Group are experienced industrial real estate investors and currently manage a portfolio of approximately 203 properties across 22 states, totaling 23.2 million SF of industrial space. GFH Financial Group B.S.C is an internationally recognized investment bank based in Bahrain. GFH Financial Group B.S.C. focuses on wealth management, commercial banking, asset management and real estate development. GFH Financial Group B.S.C. is listed on a number of international stock exchanges, including the Bahrain Stock Exchange, Kuwait Stock Exchange and the Dubai Financial Market.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Escrows. On the origination date of the GFH Brennan Industrial Portfolio Loan, the borrower funded a reserve of (i) $690,386 for real estate taxes, (ii) $40,892 for insurance, (iii) $123,800 for unfunded tenant improvement and leasing commission obligations under leases at the GFH Brennan Industrial Portfolio Properties in place as of the origination date, and (iv) $15,057 for two installments of real estate taxes for the adjacent parcel that shares a tax lot with 9160 North 107th Street.

On each due date, the borrower is required to pay to the lender (i) an initial payment of $140,956 through August 2016, with payments resetting to one-twelfth of the taxes that the lender estimates will be payable over the then succeeding 12-month period, (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a tenant improvements and leasing commissions reserve (the “Leasing Reserve”) in an amount equal to the lesser of (a) one-twelfth of the product obtained by multiplying $0.30 by the aggregate number of rentable square feet of space at the GFH Brennan Industrial Portfolio Properties, excluding any property that has a tenant lease that extends for at least two years past the stated maturity date and (b) the amount by which funds on deposit in the Leasing Reserve is less than $1,500,000.

■	Lockbox and Cash Management. The GFH Brennan Industrial Portfolio Loan documents require a hard lockbox with springing cash management. The GFH Brennan Industrial Portfolio Loan documents require the borrower to direct all tenants to pay rent directly to a lender-controlled lockbox account and require that all other money received by the borrower with respect to the GFH Brennan Industrial Portfolio Properties be promptly deposited into such lockbox account following receipt. So long as a GFH Brennan Industrial Portfolio Trigger Period is not in effect, all funds in the lockbox account are required to be swept and remitted on each business day to the borrower’s operating account. During the continuance of an GFH Brennan Industrial Portfolio Trigger Period, all funds in the lockbox account are required to be transferred on each business day to a lender-controlled cash management account, and if no event of default under the GFH Brennan Industrial Portfolio Loan documents is continuing, applied to pay debt service and operating expenses of the GFH Brennan Industrial Portfolio Properties and to fund required reserves in accordance with the GFH Brennan Industrial Portfolio Loan documents. After the foregoing disbursements are made and so long as a GFH Brennan Industrial Portfolio Trigger Period is continuing, all excess cash is trapped in an excess cash account and held as additional collateral for the GFH Brennan Industrial Portfolio Loan Combination. During the continuance of an event of default under the GFH Brennan Industrial Portfolio Loan documents, the lender may apply any funds in the cash management account to amounts payable under the GFH Brennan Industrial Portfolio Loan Combination and/or toward the payment of expenses of the GFH Brennan Industrial Portfolio Properties, in such order of priority as the lender may determine.

A “GFH Brennan Industrial Portfolio Trigger Period” means a period (i) commencing upon the occurrence of an event of default under the GFH Brennan Industrial Portfolio Loan documents and continuing until the same is cured, or (ii) commencing on the date that the trailing 12-month debt service coverage ratio is less than 1.10x and continuing until the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

■	Property Management. The GFH Brennan Industrial Portfolio Properties are currently managed by Brennan Management LLC, an affiliate of the master lessee. Under the GFH Brennan Industrial Portfolio Loan documents, the GFH Brennan Industrial Portfolio Properties may not be managed by any party other than Brennan Management LLC; provided, however, that so long as no event of default under the GFH Brennan Industrial Portfolio Loan documents exists, the borrower can replace Brennan Management LLC with a property manager upon notice to the lender, provided that the replacement property manager meets certain criteria and is reasonably approved by the lender in writing, or is otherwise approved by the lender in writing (which approval may be conditioned upon receipt of a rating agency confirmation). The lender has the right to terminate the management agreement and replace the property manager or require that the borrower terminates the management agreement and replace the property manager if (a) the property manager becomes a debtor in (i) any involuntary bankruptcy or insolvency proceeding that is not dismissed within 90 days of the filing thereof or (ii)

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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any voluntary bankruptcy or insolvency proceeding, (b) there exists a GFH Brennan Industrial Portfolio Trigger Period, (c) the property manager has engaged in gross negligence, malfeasance, willful misconduct or (d) there exists a default by the property manager beyond all applicable notice and cure periods under the management agreement.

■	Partial Release. Following the earlier to occur of (i) third anniversary of the origination of the GFH Brennan Industrial Portfolio Loan Combination, or (ii) the second anniversary of the issuance of the final piece of the GFH Brennan Industrial Portfolio Loan Combination, the borrower may obtain the release of an individual property from the lien of the mortgage (and the related loan documents) in connection with a partial release upon satisfaction of certain conditions including but not limited to: (A) the property to be released must be simultaneously conveyed to either an affiliate of the master lessee or a third party not affiliated with the master lessee, (B) payment by the borrower in an amount equal to the Release Amount (as defined below), for the individual property to be released, along with any yield maintenance or prepayment premium; and (C) after such release the debt service coverage ratio of the remaining properties must not be less than the UDSCR Threshold (as defined below) provided that if the debt service coverage ratio is less than the UDSCR Threshold, the borrower may still obtain the release by making an additional payment of principal (together with any applicable yield maintenance or prepayment premium) in an amount that would cause the debt service coverage ratio to be less than the UDSCR Threshold for the remaining properties.

“Release Amount” will mean the sum of (A) (x) if, after giving effect to the release of the property in question, the aggregate net rentable area of all of the GFH Industrial Portfolio Properties released up to such date (including the property in question) is less than 10% of the total net rentable area of all the GFH Industrial Portfolio Properties on the date hereof, the release amount will be 100% of the allocated loan amount for such property or (y) if, after giving effect to the release of the property in question, the aggregate net rentable area of all of the GFH Brennan Industrial Portfolio Properties released up to such date (including the property in question) is equal to or greater than 10% of the total net rentable area of all the GFH Brennan Industrial Portfolio Properties on the date hereof, the release amount will be 120% of the allocated loan amount for such property plus (B) the amount, if any, necessary to reduce the outstanding principal balance such that the remaining GFH Brennan Industrial Portfolio Properties (after giving effect to the subject release) shall achieve the UDSCR Threshold (as defined below).

“UDSCR Threshold” means the greater of (x) 1.30x and (y) the underwritten debt service coverage ratio immediately preceding the release provided that clause (y) will be waived if at the time of such release, and giving effect to such release the underwritten debt service coverage ratio is at least 2.00x.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the GFH Brennan Industrial Portfolio Properties (plus 12 months of rental loss and/or business interruption coverage). See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	Natixis
Location (City/State)	Monterey, California	Cut-off Date Principal Balance(2)	$35,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room(1)	$190,616
Size (Rooms)	341	Percentage of Initial Pool Balance	4.5%
Total TTM Occupancy as of 1/31/2016	80.5%	Number of Related Mortgage Loans	1
Owned TTM Occupancy as of 1/31/2016	80.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1984 / 2004-2005, 2011-2014	Mortgage Rate	5.55000%
Appraised Value	$120,100,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Underwritten Revenues	$29,238,032	Original Interest-Only Period (Months)	NAP
Underwritten Expenses	$20,658,620	Borrower Sponsor(3)	None
Underwritten Net Operating Income (NOI)	$8,579,412	Escrows
Underwritten Net Cash Flow (NCF)	$7,117,511	Upfront	Monthly
Cut-off Date LTV Ratio(1)	54.1%	Taxes(4)	$0	$0
Maturity Date LTV Ratio(1)	45.3%	Insurance(4)	$2,024	$1,012
DSCR Based on Underwritten NOI / NCF(1)	1.93x / 1.60x	FF&E(5)	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	13.2% / 11.0%	Other(6)	$96,665	$0

Sources and Uses(1)
Sources	$	%	Uses	$	%
Loan Combination Amount	$65,000,000	100.0%	Loan Payoff	$61,500,000	94.6%
Closing Costs	1,815,959	2.9
Principal Equity Distribution	1,585,352	2.4
Reserves	98,689	0.1
Total Sources	$65,000,000	100.0%	Total Uses	$65,000,000	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Marriott Monterey Loan Combination.
(2)	The Marriott Monterey Loan has an outstanding principal balance as of the Cut-off Date of $35,000,000 and represents the controlling note A-1 of the $65,000,000 Marriott Monterey Loan Combination, which is evidenced by two pari passu notes. The related companion loan, which is evidenced by the non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $30,000,000, is currently held by Natixis Real Estate Capital LLC and is expected to be contributed to one or more future securitization transactions.
(3)	The Marriott Monterey Loan is not structured with a non-recourse carveout guarantor. The borrower, San Carlos Associates LLC, is the sole party liable for any breach or violation of the non-recourse provisions in the Marriott Monterey Loan documents.
(4)	The Marriott Monterey Loan documents do not require monthly escrows for real estate taxes and insurance premiums so long as Marriott Hotel Services, Inc., the manager, is directly paying the taxes and insurance premiums for all coverages required pursuant to the Marriott Monterey Loan agreement. A monthly reserve equal to one-twelfth of estimated annual insurance premiums for the supplemental liability coverage (currently equates to $1,012) is also required.
(5)	The Marriott Monterey Loan documents do not require monthly escrows for FF&E expenses so long as the borrower, pursuant to the terms of a franchise agreement or the management agreement, maintains or the manager maintains a separate account for the sole purpose of reserving for approved FF&E expenses.
(6)	Other reserve represents an upfront seasonality reserve of $96,665. A monthly seasonality reserve calculated pursuant to the Marriott Monterey Loan documents is also required.

The following table presents certain information relating to the TTM January 31, 2016 penetration rates relating to the Marriott Monterey Property as provided in the January 31, 2016 STR report for the Marriott Monterey Property:

TTM January 31, 2016 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Marriott Monterey	101.1%	113.6%	114.9%

(1)	Source: December 2014 STR report, December 2015 STR report, and January 2016 STR report.

The following table presents certain information relating to historical Occupancy, ADR and RevPAR at the Marriott Monterey Property:

Marriott Monterey (1)

	2014	2015	TTM 1/31/2016
Occupancy	75.7%	79.9%	80.5%
ADR	$193.43	$206.68	$206.83
RevPAR	$146.35	$165.11	$166.45

(1)	Source: December 2014 STR report, December 2015 STR report, and January 2016 STR report

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Marriott Monterey Property:

Cash Flow Analysis(1)

	2012	2013	2014	2015	T12 1/2016	Underwritten		Underwritten $ per Room
Room Revenue	$15,879,487	$16,986,725	$18,215,957	$20,550,079	$20,717,202	$20,717,202		$60,754
Food & Beverage Revenue	6,372,519	5,992,885	7,123,197	7,710,548	7,653,899	7,653,899		22,445
Other Revenue(2)	992,874	978,621	1,126,736	855,589	866,931	866,931		2,542
Total Revenue	$23,244,880	$23,958,231	$26,465,890	$29,116,216	$29,238,032	$29,238,032		$85,742

Room Expense	$4,020,001	$4,439,513	$4,673,976	$4,964,126	$4,983,051	$4,983,051		$14,613
Food & Beverage Expense	5,085,609	4,915,813	5,561,336	6,161,517	6,174,532	6,174,532		18,107
Other Expense	302,402	257,638	285,255	304,620	330,950	330,950		971
Total Departmental Expense	$9,408,012	$9,612,964	$10,520,567	$11,430,263	$11,488,533	$11,488,533		$33,691
Total Undistributed Expense	7,101,469	7,244,265	7,899,073	8,615,112	8,575,495	8,212,400	(3)	24,083
Total Fixed Charges	973,039	967,122	918,318	932,360	926,888	957,686		2,808
Total Operating Expenses	$17,482,520	$17,824,351	$19,337,958	$20,977,735	$20,990,916	$20,658,620		$60,582

Net Operating Income	$5,762,360	$6,133,880	$7,127,932	$8,138,481	$8,247,116	$8,579,412		$25,160
FF&E	0	0	0	0	0	1,461,902		4,287
Net Cash Flow	$5,762,360	$6,133,880	$7,127,932	$8,138,481	$8,247,116	$7,117,511		$ 20,872

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered in the underwritten cash flow.
(2)	Other Revenue consists of parking, telephone and other miscellaneous departmental income.
(3)	Natixis underwrote a management fee of 3.0% per the new management agreement executed on March 11, 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

143

CEDARBROOK LODGE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	WDCPF
Location (City/State)	SeaTac, Washington	Cut-off Date Principal Balance	$27,000,000
Property Type	Hospitality	Cut-off Date Principal Balance per Room	$161,677
Size (Rooms)	167	Percentage of Initial Pool Balance	3.5%
Total TTM Occupancy as of 12/31/2015	80.7%	Number of Related Mortgage Loans	None
Owned TTM Occupancy as of 12/31/2015	80.7%	Type of Security	Fee Simple
Year Built / Latest Renovation	2002 / 2014	Mortgage Rate	4.56800%
Appraised Value	$56,300,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest-Only Period (Months)	120
Borrower Sponsor(1)	Stuart T. Rolfe

Underwritten Revenues	$16,577,403
Underwritten Expenses	$12,538,744
Underwritten Net Operating Income (NOI)	$4,038,659	Escrows
Underwritten Net Cash Flow (NCF)	$3,375,563	Upfront	Monthly
Cut-off Date LTV Ratio	48.0%	Taxes	$0	$0
Maturity Date LTV Ratio	48.0%	Insurance	$0	$0
DSCR Based on Underwritten NOI / NCF	3.23x / 2.70x	FF&E(2)	$0	$55,258
Debt Yield Based on Underwritten NOI / NCF	15.0% / 12.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,000,000	100.0%	Loan Payoff	$21,500,000	79.6%
Principal Equity Distribution	4,932,077	18.3
Closing Costs	567,923	2.1

Total Sources	$27,000,000	100.0%	Total Uses	$27,000,000	100.0%

(1)	Stuart T. Rolfe is the non-recourse carveout guarantor under the Cedarbrook Lodge Loan.
(2)	The monthly FF&E reserve is 4% of Gross Revenues from prior month per the terms of the Cedarbrook Lodge Loan agreement. Monthly FF&E reflects an estimate based on the UW FF&E Reserves. See “—Escrows” below.

The following table presents certain information relating to the TTM January 31, 2016 penetration rates relating to the Cedarbrook Lodge Property:

TTM January 2016 Penetration Rates(1)

Property	Occupancy	ADR	RevPAR
Cedarbrook Lodge	98.3%	120.9%	118.9%

(1)	Source: January 2016 travel research report.

The following table presents certain information relating to historical occupancy, ADR and RevPAR at the Cedarbrook Lodge Property:

Cedarbrook Lodge(1)

	2013	2014	2015
Occupancy	82.6%	83.4%	80.7%
ADR	$148.09	$158.23	$169.41
RevPAR	$122.35	$131.04	$136.63

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the specified year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

144

CEDARBROOK LODGE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow, on an aggregate basis and per room, at the Cedarbrook Lodge Property:

Cash Flow Analysis

	2012	2013	2014	2015	Underwritten	Underwritten $ per Room
Room Revenue(1)	$4,323,386	$4,644,503	$5,011,215	$8,328,199(2)	$8,004,915	$47,934
Food & Beverage Revenue	5,017,695	5,399,973	5,767,778	7,722,057	7,549,985	45,209
Other Revenue(3)	319,150	371,718	598,096	1,001,139	1,022,502	6,123
Total Revenue	$9,660,231	$10,416,194	$11,377,089	$17,051,395	$16,577,403	$99,266

Room Expense	$1,731,423	$1,806,402	$1,896,528	$3,057,112	$2,897,059	$17,348
Food & Beverage Expense	3,040,921	3,185,647	3,412,443	4,679,863	4,593,788	27,508
Other Expense	138,942	163,570	317,743	717,860	615,759	3,687
Total Departmental Expense	$4,911,286	$5,155,619	$5,626,714	$8,454,835	$8,106,606	$48,543
Total Undistributed Expense	2,731,314	2,912,965	3,027,670	3,852,363	3,866,708	23,154
Total Fixed Charges	302,254	342,679	338,202	491,865	565,430	3,386
Total Operating Expenses	$7,944,854	$8,411,263	$8,992,586	$12,799,063	$12,538,744	$75,082

Net Operating Income	$1,715,377	$2,004,932	$2,384,503	$4,252,332	$4,038,659	$24,184
FF&E	378,654	406,219	440,042	682,056	663,096	3,971
Net Cash Flow	$1,336,723	$1,598,713	$1,944,461	$3,570,276	$3,375,563	$20,213

(1)	Underwritten Rooms Revenue is based on the occupancy capped at 77.3% and ADR of $170.00.
(2)	In 2014, the Cedarbrook Lodge Property completed an expansion, which included a new guest wing that added 63 guestrooms to the existing inventory of 104 guestrooms for a new count of 167 guestrooms. A new spa was also completed in 2014.
(3)	Underwritten Other Revenue includes parking and, based on the appraisal, 2016 spa revenue of $400,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

145

GAINESVILLE BUSINESS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		PCC
Location (City/State)	Gainesville, Virginia	Cut-off Date Principal Balance		$20,500,000
Property Type	Industrial	Cut-off Date Principal Balance per SF		$56.13
Size (SF)	365,235	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 12/22/2015	97.8%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/22/2015	97.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	1984-2003 / 2003	Mortgage Rate		5.41000%
Appraised Value	$36,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	120
		Borrower Sponsor(1)	David M. Chalmers

Underwritten Revenues	$2,546,049
Underwritten Expenses	$573,689	Escrows
Underwritten Net Operating Income (NOI)	$1,972,360		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,808,004	Taxes	$50,899	$25,450
Cut-off Date LTV Ratio	56.9%	Insurance	$46,360	$4,636
Maturity Date LTV Ratio	56.9%	Replacement Reserves(2)	$0	$3,045
DSCR Based on Underwritten NOI / NCF	1.75x / 1.61x	TI/LC(3)	$0	$3,707
Debt Yield Based on Underwritten NOI / NCF	9.6% / 8.8%	Other(4)	$100,000	$12,000

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,500,000	100.0%	Refinance Existing Debt(5)	$18,140,168	88.5%
			Principal Equity Distribution	2,108,789	10.3
			Reserves	197,260	1.0
			Closing Costs	53,783	0.3
Total Sources	$20,500,000	100.0%	Total Uses	$20,500,000	100.0%

(1)	David M. Chalmers is the non-recourse carveout guarantor under the Gainesville Business Center Loan.

(2)	Replacement reserves are capped at $182,725 with replenishment obligations.

(3)	TI/LC reserves do not include the space currently occupied by Atlantic Coast Cotton, Inc. (“ACC”) and are capped at $133,462 with replenishment obligations.

(4)	Other reserves are for tenant improvement and leasing commissions for the space currently occupied by ACC. The monthly reserve of $12,000 is capped at $875,000 with replenishment obligations. In lieu of making this monthly deposit, the borrower may make a lump sum deposit of the difference between $676,000 and the amount then held in such account. The borrower may use up to $150,000 for debt service shortfalls. In the event ACC or an acceptable replacement tenant leases the ACC space for a term at least two years beyond the loan term and at market rents acceptable to lender, lender is required to release the Other reserve to borrower.

(5)	Existing debt includes a first mortgage of $11,718,057 and a mezzanine loan from some of the borrower’s partners totaling $6,422,111. Both the first mortgage and the mezzanine loan were paid off at loan closing.

The following table presents certain information relating to the major tenants at the Gainesville Business Center Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating(1) (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Atlantic Coast Cotton, Inc.	NR / NR / NR	187,500	51.3%	$1,164,242	47.5%	$6.21	1/31/2021	1, 3-year option
HD Supply Construction Supply, Ltd.(2)	NR / B2 / B+	44,307	12.1	368,302	15.0	$8.31	4/30/2020	2, 5-year options
Able Moving and Storage, Inc.(3)	NR / NR / NR	37,500	10.3	281,250	11.5	$7.50	5/31/2018	NA
Door Pro America, Inc.	NR / NR / NR	31,500	8.6	223,650	9.1	$7.10	10/31/2017	NA
Ace Moving and Storage, Inc.	NR / NR / NR	21,000	5.7	140,595	5.7	$6.70	3/31/2020	1, 5-year option
B&K Distributors, Inc.	NR / NR / NR	12,000	3.3	85,902	3.5	$7.16	12/31/2020	NA
Fleming Leasing, L.L.C.	NR / NR / NR	11,948	3.3	79,223	3.2	$6.63	6/30/2019	1, 5-year option
LEO Construction Company	NR / NR / NR	5,100	1.4	44,400	1.8	$8.71	6/30/2018	NA
Redstorm Fire & Rescue Apparatus, Inc.	NR / NR / NR	2,500	0.7	30,900	1.3	$12.36	5/31/2018	NA
Rival Incorporated	NR / NR / NR	3,880	1.1	30,000	1.2	$7.73	3/31/2017	NA
Largest Tenants		357,235	97.8%	$2,448,463	100.0%	$6.85
Remaining Tenants		0	0.0	0	0.0	0.00
Vacant		8,000	2.2	0	0.0	0.00
Total / Wtd. Avg. All Tenants		365,235	100.0%	$2,448,463	100.0%	$6.85

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	HD Supply Construction Supply, Ltd. has the option to terminate its lease at any time by providing landlord written notice and a termination fee equal to the base rent remaining in the lease term, as the same may have been extended, discounted to the net present value using the then current prime rate at the time of termination.

(3)	Able Moving & Storage, Inc. has the option to terminate its lease as of November 30, 2017 with notice by June 3, 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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GAINESVILLE BUSINESS CENTER

The following table presents the lease rollover schedule at the Gainesville Business Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2016	0	0.0	0.0%	0	0.0	$0.00	0
2017	35,380	9.7	9.7%	253,650	10.4	$7.17	2
2018	45,100	12.3	22.0%	356,550	14.6	$7.91	3
2019	11,948	3.3	25.3%	79,223	3.2	$6.63	1
2020	77,307	21.2	46.5%	594,799	24.3	$7.69	3
2021	187,500	51.3	97.8%	1,164,242	47.5	$6.21	1
2022	0	0.0	97.8%	0	0.0	$0.00	0
2023	0	0.0	97.8%	0	0.0	$0.00	0
2024	0	0.0	97.8%	0	0.0	$0.00	0
2025	0	0.0	97.8%	0	0.0	$0.00	0
2026	0	0.0	97.8%	0	0.0	$0.00	0
2027 & Thereafter	0	0.0	97.8%	0	0.0	$0.00	0
Vacant	8,000	2.2	100.0%	0	0.0	$0.00	2
Total / Wtd. Avg.	365,235	100.0%		$2,448,463	100.0%	$6.85	12

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

The following table presents certain information relating to historical leasing at the Gainesville Business Center Property:

Historical Leased %(1)(2)

	2011	2012	2013	2014	As of 12/22/2015
Owned Space	97.0%	84.7%	64.1%	69.1%	97.8%

(1)	As provided by the borrower which reflects average occupancy for the specified year unless otherwise indicated.

(2)	From 2005-2010 the occupancy at the Gainesville Business Center Property averaged 93.8%. Occupancy was lower in 2013 and 2014 due to a large tenant vacating in July 2012 (20.5% of net rentable area). In addition, this was a period of heavy construction on the Route 29/Linton Hall Road highway interchange next to the Gainesville Business Center Property which affected access. The interchange construction was completed in June 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

147

GAINESVILLE BUSINESS CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Gainesville Business Center Property:

Cash Flow Analysis(1)

	2012	2013(2)	2014(2)	2015	Underwritten(3)	Underwritten $ per SF
Base Rent	$2,146,178	$1,454,368	$1,503,153	$1,985,685	$2,433,961	$6.66
Contractual Rent Steps(4)	0	0	0	0	14,502	0.04
Gross Up Vacancy	0	0	0	0	52,000	0.14
Total Rent	$2,146,178	$1,454,368	$1,503,153	$1,985,685	$2,500,463	$6.85
Total Reimbursables	100,722	160,956	133,176	180,469	179,589	0.49
Other Income	0	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	0	(134,003)	(0.37)
Effective Gross Income	$2,246,900	$1,615,324	$1,636,329	$2,166,154	$2,546,049	$6.97

Real Estate Taxes	$239,164	$293,790	$294,941	$277,631	$277,631	$0.76
Insurance	41,679	43,440	47,463	49,475	50,575	0.14
Management Fee	90,128	64,014	65,700	92,026	101,842	0.28
Other Operating Expenses	154,395	119,506	143,297	143,246	143,641	0.39
Total Operating Expenses	$525,366	$520,750	$551,401	$562,378	$573,689	$1.57

Net Operating Income	$1,721,534	$1,094,574	$1,084,928	$1,603,776	$1,972,360	$5.40
TI/LC	0	0	0	0	127,832	0.35
Replacement Reserves	0	0	0	0	36,524	0.10
Net Cash Flow	$1,721,534	$1,094,574	$1,084,928	$1,603,776	$1,808,004	$4.95

(1)	Certain items such as interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were are not considered for the underwritten cash flow.

(2)	Base Rent was lower in 2013 and 2014 due to a large tenant vacating (20.5% of net rentable area). In addition, this was a period of heavy construction on the Route 29/Linton Hall Road highway interchange next to the property which affected access. The interchange construction was completed in June 2015.

(3)	The increase in Underwritten Base Rent compared to 2015 Base Rent is due to new leasing, tenant expansions and contractual rent steps.

(4)	Contractual Rent Steps are underwritten based upon the actual scheduled rent increases through June 2016.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-831-9146.

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149

THE ROUND

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		Société Générale
Location (City/State)	Beaverton, Oregon	Cut-off Date Principal Balance		$20,500,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF		$140.38
Size (SF)	146,027	Percentage of Initial Pool Balance		2.7%
Total Occupancy as of 12/31/2015(1)	92.7%	Number of Related Mortgage Loans		None
Owned Occupancy as of 12/31/2015(1)	92.7%	Type of Security		Fee Simple
Year Built / Latest Renovation	2003 - 2006 / NAP	Mortgage Rate		5.00000%
Appraised Value	$29,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Term (Months)	120
		Borrower Sponsor(2)	Robert D. Scanlan; Todd M. Gooding; ScanlanKemperBard Companies, LLC

Underwritten Revenues	$3,677,277
Underwritten Expenses	$1,398,680	Escrows
Underwritten Net Operating Income (NOI)	$2,278,597		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,242,090	Taxes	$109,753	$21,951
Cut-off Date LTV Ratio	69.5%	Insurance	$29,319	$2,666
Maturity Date LTV Ratio	69.5%	Replacement Reserves	$0	$3,042
DSCR Based on Underwritten NOI / NCF	2.19x / 2.16x	TI/LC(3)	$1,500,000	$12,169
Debt Yield Based on Underwritten NOI / NCF	11.1% / 10.9%	Other(4)	$1,518,973	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$20,500,000	64.4%	Purchase Price	$27,806,027	87.3%
Principal’s New Cash Contribution	11,340,003	35.6	Reserves	3,158,045	9.9
			Closing Costs	875,931	2.8

Total Sources	$31,840,003	100.0%	Total Uses	$31,840,003	100.0%

(1)	Total Occupancy and Owned Occupancy excludes Aabaco SBS space, which is currently dark. Aabaco SBS is current on rent payment.

(2)	Robert. D. Scanlan, Todd M. Gooding, and ScanlanKemperBard Companies, LLC are the guarantors of the non-recourse carveouts under The Round Loan.

(3)	TI/LC reserve is capped at $500,000.

(4)	Upfront other reserve is comprised of Specified TI/LC Deposit ($1,029,193) and Rent Concession Reserve Funds ($489,780).

The following table presents certain information relating to the major tenants at The Round Property:

Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
24 Hour Fitness	NR / NR / B	37,000	25.3%	$913,149	27.0%	$24.68	12/16/2023	3, 5-year options
Exterro	NR / NR / NR	20,309	13.9	482,339	14.3	23.75	02/29/2020	1, 5-year option
Pioneer Pacific	NR / NR / NR	15,875	10.9	312,300	9.3	19.67	08/31/2025	2, 5-year options
Regus	NR / NR / NR	11,400	7.8	285,000	8.4	25.00	11/30/2026	2, 5-year options
Aabaco SBS	NR / NR / BB+	9,675	6.6	227,386	6.7	23.50	01/31/2021	1, 5-year option
Zink Media dba Discogs	NR / NR / NR	6,591	4.5	139,848	4.1	21.22	07/31/2018	N/A
Siam Lotus	NR / NR / NR	4,855	3.3	101,955	3.0	21.00	06/30/2019	1, 5-year option
Café Mingo	NR / NR / NR	4,605	3.2	161,172	4.8	35.00	12/31/2025	1, 5-year option
Workday	NR / NR / NR	4,274	2.9	99,499	2.9	23.28	09/30/2017	N/A
Bemis Associates, Inc	NR / NR / NR	4,269	2.9	96,053	2.8	22.50	01/31/2019	1, 3- year option
Ten Largest Tenants		118,853	81.4%	$2,818,699	83.5%	$23.72
Remaining Tenants		26,162	17.9	557,421	16.5	21.31
Unleased Spaces		1,012	0.7	0	0.0	0.00
Total / Wtd. Avg. All Tenants		146,027	100.0%	$3,376,120	100%	$23.28

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Aabaco SBS space is currently dark, but the tenant is current on rent payments of approximately $227,386 per year.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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THE ROUND

The following table presents the lease rollover schedule at The Round Property, based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(1)	% of Total UW Base Rent	UW Base Rent $ per SF(1)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	0.00	0
2016	3,881	2.7	2.7	85,188	2.5	21.95	1
2017	4,274	2.9	5.6	99,499	2.9	23.28	1
2018	12,168	8.3	13.9	264,166	7.8	21.71	3
2019	15,456	10.6	24.5	325,952	9.7	21.09	5
2020	26,515	18.2	42.7	604,404	17.9	22.79	4
2021(1)	9,675	6.6	49.3	227,386	6.7	23.50	1
2022	0	0.0	49.3	0	0.0	0.00	0
2023	37,000	25.3	74.6	913,149	27.0	24.68	1
2024	1,667	1.1	75.8	45,426	1.3	27.25	1
2025	20,480	14.0	89.8	473,472	14.0	23.12	2
2026	13,899	9.5	99.3	337,479	10.0	24.28	2
2027 & Thereafter	0	0.0	99.3	0	0.0	0.00	0
Unleased	1,012	0.7	100.0	0	0.0	0.00	0
Total / Wtd. Avg.	146,027	100.0%		$3,376,120	100.0%	$23.28	21

(1)	Aabaco SBS space is currently dark, but the tenant is current on rent payments of approximately $227,386 per year. The Aabaco SBS lease expires on January 31, 2021.

The following table presents certain information relating to historical leasing at The Round Property:

Historical Occupancy %(1)(2)

	2012	2013	2014(3)	2015(4)
Owned Space	73.3%	81.3%	61.2%	92.7%

(1)	Information obtained from the borrower and represents average occupancy as of December 31 for the indicated year unless otherwise indicated.

(2)	The occupancy excludes temporary tenants.

(3)	Anthem College occupied 33,257 SF of the Watson building until August of 2014 at which time they filed for bankruptcy and vacated its space. The space was leased up in mid – 2015.

(4)	Historical occupancy for 2015 excludes the Aabaco SBS space, which is currently dark. Aabaco SBS is current on rent payments of approximately $227,386 per year. The Round Property was 99.3% leased as of December 31, 2015.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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THE ROUND

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at The Round Property:

Cash Flow Analysis

	2013	2014	2015	Underwritten(1)(2)(3)	Underwritten $ per SF
Base Rent	$2,508,105	$2,529,836	$2,242,640	$3,376,120	$23.12
Contractual Rent Steps	0	0	0	50,583	0.35
Gross Up Vacancy	0	0	0	24,288	(1.72)
Total Rent	$2,508,105	$2,529,836	$2,242,640	$3,450,991	$23.63
Total Reimbursables	411,555	419,114	600,442	408,701	2.80
Other Income	53,269	39,499	46,656	69,259	0.47
Percentage Rent	0	0	0	0	0.00
Vacancy & Credit Loss	0	0	0	(251,674)	(1.72)
Effective Gross Income	$2,972,929	$2,988,449	$2,889,738	$3,677,277	$25.18

Real Estate Taxes	$228,565	$230,176	$232,505	$255,736	$1.75
Insurance	33,609	36,530	35,768	31,996	0.22
Management Fee	130,210	132,657	120,066	147,091	1.01
Repairs & Maintenance(4)	714,263	755,924	771,908	585,717	4.01
Utilities	186,082	208,192	173,822	173,822	1.19
Other Operating Expenses(5)	229,659	270,563	204,318	204,318	1.40
Total Operating Expenses	$1,522,388	$1,634,042	$1,538,387	$1,398,680	$9.58

Net Operating Income	$1,450,541	1,354,407	1,351,351	2,278,597	$15.60
TI/LC	0	0	0	0	0
Replacement Reserves	0	0	0	36,507	0.25
Net Cash Flow	$1,450,541	$1,354,407	$1,351,351	$2,242,090	$15.35

(1)	The underwritten economic vacancy is 6.4%. The Round Property was 92.7% physically occupied and had a 99.3% leased occupancy as of December 31, 2015.

(2)	Aabaco SBS space is currently dark, but the tenant is current on rent payments of approximately $227,386 per year. The Aabaco SBS space is underwritten as vacant, resulting in a higher Vacancy & Credit Loss.

(3)	The garage parking reimbursements provide that the city reimburses 45% of parking operating expenses, capped at $100,000 per year.

(4)	The significant difference between 2015 and Underwritten Repairs & Maintenance is due to a city services rate agreement on 110,430 SF, which excludes 24 Hour Fitness. The agreement caps the HVAC expense at $3.25 per SF per year or $358,898. This agreement went into place January 1, 2016.

(5)	Garage HVAC expense has been excluded from the Historical Operating Expenses as this applied to the garage commercial units which are not part of the overall collateral.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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153

GERMANTOWN TOWN CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CGMRC
Location (City/State)	Germantown, Maryland	Cut-off Date Principal Balance		$19,500,000
Property Type	Land	Cut-off Date Principal Balance per SF		$415.59
Size (SF)	46,921	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 2/10/2016	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/10/2016	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2002 / NAP	Mortgage Rate		5.20000%
Appraised Value	$26,700,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Term (Months)	60
		Borrower Sponsor(1)	Peter J. Henry

Underwritten Revenues	$2,142,529
Underwritten Expenses	$595,403	Escrows
Underwritten Net Operating Income (NOI)	$1,547,126		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,539,640	Taxes	$69,499	$17,375
Cut-off Date LTV Ratio	73.0%	Insurance	$5,659	$2,829
Maturity Date LTV Ratio	67.6%	Replacement Reserves	$0	$587
DSCR Based on Underwritten NOI / NCF	1.20x / 1.20x	TI/LC(2)	$500,000	$0
Debt Yield Based on Underwritten NOI / NCF	7.9% / 7.9%	Other(3)	$343,337	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$19,500,000	89.2%	Purchase Price	$20,500,000	93.7%
Principal’s New Cash Contribution	2,119,938	9.7	Reserves	918,495	4.2
Other Sources	250,000	1.1	Closing Costs	451,444	2.1
Total Sources	$21,869,938	100.0%	Total Uses	$21,869,938	100.0%

(1)	Peter J. Henry is the non-recourse carveout guarantor under the Germantown Town Center Loan.
(2)	TI/LC reserve capped at (i) $500,000 prior to the achievement of a debt yield of at least 9% and (ii) $300,000 upon or after the achievement of a debt yield of at least 9%. In the event that the TI/LC reserves are (i) less than $500,000 prior to the achievement of a debt yield of at least 9%, or (ii) less than $100,000 upon or after the achievement of a debt yield of at least 9%, then the borrower will deposit into the TI/LC reserve $3,910 per month until the TI/LC reserve funds reach the applicable TI/LC reserve cap. Provided no event of default under the Germantown Town Center Loan exists, upon the achievement of a debt yield of at least 9%, the lender will disburse to the borrower all TI/LC reserve funds in excess of $300,000.
(3)	Upfront Other reserve is comprised of $192,000 for Vacant Pad Reserve, $87,500 for Free Rent Reserve, $37,334 for Park and Ride Reserve, and $26,503 for Carrabas Reserve.

The following table presents certain information relating to the major tenants at the Germantown Town Center Property:

Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Senor Tequilas	NR / NR / NR	8,500	18.1%	$150,000	9.6%	$17.65	4/30/2025	2, 5-year options
Red Robin	NR / NR / NR	6,957	14.8	127,050	8.2	18.26	4/30/2017	2, 5-year options
Carrabba’s Italian Grill	NR / NR / NR	6,720	14.3	133,100	8.6	19.81	7/31/2021	2, 5-year options
TD Bank	NR / Aa1 / NR	5,100	10.9	449,055	28.9	88.05	6/30/2032	1, 10-year option and 1, 5-year option
Panera Bread	NR / NR / NR	5,000	10.7	125,000	8.0	25.00	7/31/2032	2, 5-year options
IHOP	NR / NR / NR	4,950	10.5	145,000	9.3	29.29	5/31/2026	2, 5-year options
Chick-Fil-A	NR / NR / NR	3,822	8.1	142,202	9.1	37.21	7/31/2031	3, 5-year options
BB&T	A+ / A2 / A-	3,350	7.1	174,885	11.2	52.20	10/31/2022	2, 5-year options
Taco Bell	NR / NR / NR	2,522	5.4	109,808	7.1	43.54	9/30/2021	3, 5-year options
Largest Owned Tenants		46,921	100.0%	$1,556,100	100.0%	$33.16
Remaining Owned Tenants		0	0	0	0.0	0.00
Vacant Spaces (Owned Space)		0	0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		46,921	100.0%	$1,556,100	100.0%	$33.16

(1)	Calculated based on underwritten rent roll.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

154

GERMANTOWN TOWN CENTER

The following table presents the lease rollover schedule at the Germantown Town Center Property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA (SF)	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(1)	% of Total UW Base Rent	UW Base Rent $ per SF(1)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2015	0	0.0	0.0%	0	0.0	0.00	0
2016	0	0.0	0.0%	0	0.0	0.00	0
2017	6,957	14.8	14.8%	127,050	8.2	18.26	1
2018	0	0.0	14.8%	0	0.0	0.00	0
2019	0	0.0	14.8%	0	0.0	0.00	0
2020	0	0.0	14.8%	0	0.0	0.00	0
2021	9,242	19.7	34.5%	242,908	15.6	26.28	2
2022	3,350	7.1	41.7%	174,885	11.2	52.20	1
2023	0	0.0	41.7%	0	0.0	0.00	0
2024	0	0.0	41.7%	0	0.0	0.00	0
2025	8,500	18.1	59.8%	150,000	9.6	17.65	1
2026	4,950	10.5	70.3%	145,000	9.3	29.29	1
2027 & Thereafter	13,922	29.7	100.0%	716,257	46.0	51.45	3
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	46,921	100.0%		$1,556,100	100.0%	$33.16	9

(1)	Calculated based on approximate square footage occupied by each Owned Tenant

The following table presents certain information relating to historical leasing at the Germantown Town Center Property:

Historical Leased %(1)

	2012	2013	2014	2015	2/10/2016
Owned Space	100.0%	100.0%	84.9%	84.9%	100.0%

(1)	As provided by the borrower and which reflects average occupancy for the specified year unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

155

GERMANTOWN TOWN CENTER

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Germantown Town Center Property:

Cash Flow Analysis

	2012	2013	2014	2015	Underwritten	Underwritten $ per SF
Base Rent	$1,308,386	$1,412,266	$1,292,163	$1,291,066	$1,424,278	$30.35
Contractual Rent Steps	0	0	0	0	131,822	2.81
Gross Up Vacancy	0	0	0	0	0	0.00
Total Rent	$1,308,386	$1,412,266	$1,292,163	$1,291,066	$1,556,100	$33.16
Total Reimbursables	545,406	584,979	628,391	718,340	655,424	13.97
Other Income	227	3,222	685	3,500	0	0.00
Vacancy & Credit Loss	0	0	0	0	(68,996)	(1.47)
Effective Gross Income	$1,854,020	$2,000,468	$1,921,239	$2,012,906	$2,142,529	$45.66

Real Estate Taxes	$180,670	$194,567	$198,021	$200,863	$205,272	$4.37
Insurance	64,131	74,778	76,384	77,991	78,676	1.68
Management Fee	55,621	60,014	57,637	60,387	64,276	1.37
Repairs & Maintenance	115,964	132,739	170,982	183,277	175,026	3.73
Utilities	48,341	49,642	49,631	47,484	51,120	1.09
Payroll & Benefits	19,248	19,825	20,420	21,033	21,033	0.45
Total Operating Expenses	$483,975	$531,564	$573,076	$591,035	$595,403	$12.69

Net Operating Income	$1,370,045	$1,468,903	$1,348,163	$1,421,871	$1,547,126	$32.97
TI/LC	0	0	0	0	447	0.01
Replacement Reserves	0	0	0	0	7,038	0.15
Net Cash Flow	$1,370,045	$1,468,903	$1,348,163	$1,421,871	$1,539,640	$32.81

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus, including the description of risk factors contained in the Preliminary Prospectus, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus, conducting such investigations as the investor deems necessary and consulting with the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet shall have the respective meanings assigned to such terms in the Preliminary Prospectus.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, have experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be a Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsors, the depositor, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Non-Recourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a non-recourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial, multifamily and manufactured housing community mortgage loans, whether newly originated or held in portfolios, that are available for securitization.

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. We note that regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market. For example:

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Effective January 1, 2014, EU Regulation 575/2013 (the “CRR”) imposes on European Economic Area (“EEA”) credit institutions and investment firms (and their consolidated affiliates) (each, an “Affected Investor”) investing in securitizations issued on or after January 1, 2011, or in securitizations issued prior to that date where new assets are added or substituted after December 31, 2014: (a) a requirement (the “Retention Requirement”) that the originator, sponsor or original lender of such securitization has explicitly disclosed that it will retain, on an ongoing basis, a material net economic interest which, in any event, shall not be less than 5% in the transaction; and (b) a requirement (the “Due Diligence Requirement”) that the Affected Investor has undertaken certain due diligence in respect of the securitization and the underlying exposures and has established procedures for monitoring them on an ongoing basis. National regulators in EEA member states impose penal risk weights on securitization investments in respect of which the Retention Requirement or the Due Diligence Requirement has not been satisfied in any material respect by reason of the negligence or omission of the Affected Investor. Requirements similar to the Retention Requirement and the Due Diligence Requirement (the “Similar Requirements”): (i) apply to investments in securitizations by investment funds managed by EEA investment managers subject to EU Directive 2011/61/EU (the Alternative Investment Fund Managers Directive (the “AIFMD”)); (ii) will apply from January 1, 2016 to investments in securitizations by EEA insurance and reinsurance undertakings subject to the Solvency II Directive 2009/138/EC (“Solvency II”); and (iii) subject to the adoption of certain secondary legislation, will apply to investments in securitizations by EEA undertakings for collective investment in transferable securities. Similar Requirements are not identical to the Retention Requirement and Due Diligence Requirement in CRR, and in particular, additional due diligence requirements apply to investors subject to AIFMD and Solvency II. Similar Requirements not yet in effect may, when they become effective, apply to securitization instruments already issued, including the certificates.

—	Prospective investors should be aware that none of the originators, the sponsors, the depositor or the issuing entity intends to retain a material net economic interest in the securitization constituted by the issue of the certificates in accordance with the Retention Requirement or to take any other action which may be required by prospective investors for the purposes of their compliance with the Retention Requirement, the Due Diligence Requirement or Similar Requirements. Consequently, the certificates may not be a suitable investment for Affected Investors or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the certificates in the secondary market may be adversely affected. This could adversely affect your ability to transfer certificates or the price you may receive upon your sale of certificates.

—	The European Commission has recently published a legislative proposal for an EU framework for simple, transparent and standardized securitizations which, among other things, would repeal the risk retention requirements described above and replace them with a single regime. It is impossible to predict the effect that any such future changes would have on Affected Investors or the other types of EEA regulated investors mentioned above. Prospective investors are responsible for monitoring and assessing changes to the Retention Requirements, the Due Diligence Requirement and Similar Requirements.

—	The EU Bank Recovery and Resolution Directive (2014/59/EU) (collectively with secondary and implementing EU rules, and national implementing legislation, the “BRRD”) equips national authorities in EU member states (the “Resolution Authorities”) with tools and powers for preparatory and preventive measures, early supervisory intervention and resolution of credit institutions and significant investment firms (collectively, “relevant institutions”). If a relevant institution enters into a mortgage loan purchase agreement with the depositor and is deemed likely to fail in the circumstances identified in the BRRD, the relevant Resolution Authority may employ such tools and powers in order to intervene in the relevant institution’s failure. In particular, liabilities of relevant institutions arising out of the mortgage loan purchase agreement (for example, liabilities requiring lenders to repurchase mortgage loans or to cure certain breaches or defects with respect to mortgage loans) and not otherwise subject to an exception, could be subject to the exercise of “bail-in” powers of the relevant Resolution Authorities. If the relevant Resolution Authority decides to apply the “bail-in” tool to the liabilities of a relevant institution, then subject to certain exceptions set out in the BRRD, the liabilities of such relevant institution could, among other things, be reduced, converted to shares or other ownership interests in the relevant institution, its parent company or a bridge institution or extinguished in full. In addition under the BRRD the Resolution Authority will have the power to transfer to a third party, rights, assets or liabilities of an institution under resolution. As a result, the depositor or the issuing entity and ultimately, the certificateholders may not be able to recover any liabilities owed by such an entity to the depositor or the issuing entity, as applicable. In addition, a relevant Resolution Authority may exercise its discretions in a manner that produces different outcomes amongst institutions resolved in different EU member states. The resolution mechanisms under the BRRD correspond closely to those available to the Single Resolution Board (the “SRB”) and the European Commission under the SRM Regulation (Regulation 806/2014) which applies to EU member states in the Eurozone and other member states participating in the single supervisory mechanism (the “SSM”) with the SRB taking on many of the functions assigned to national resolution authorities by the BRRD. If a member state (such as the UK) has chosen not to participate in the SSM, relevant institutions established in that member state are not subject to the SRM Regulation, but to the BRRD as implemented in that member state.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors and other participants in the asset-backed securities markets. In particular, new capital regulations, which were adopted by the U.S. banking regulators in July 2013 and began phasing in on January 1, 2014, implement (i) many aspects of the increased capital framework agreed upon by the Basel Committee on Banking Supervision (“BCBS”) in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems” and also (ii) changes required by the Dodd-Frank Act. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset-backed securities such as CMBS. Additional phases of compliance began on January 1, 2015 and January 1, 2016, respectively. Further changes in capital requirements were announced by the BCBS in January 2016 and, when implemented in the United States, these changes may have an adverse effect on investments in asset-back securities. As a result of these regulations, investments in CMBS like the certificates by financial institutions subject to these regulations may result in greater capital charges to these financial institutions, and the treatment of CMBS for their regulatory capital purposes may otherwise be adversely affected. Such developments could reduce the attractiveness of investments in CMBS for such entities.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking law to generally prohibit “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. Under the Volcker Rule, unless otherwise jointly determined by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act. The Volcker Rule became effective on July 21, 2012, and final regulations implementing the Volcker Rule were adopted on December 10, 2013, with conformance required by July 21, 2015 (or by July 21, 2016 in respect of investments in and relationships with covered funds that were in place prior to December 31, 2013, with the possibility of a further one-year extension). Although prior to the deadlines for conformance, banking entities were or are required to make good-faith efforts to conform their activities and investments to the Volcker Rule, the general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other affiliate thereof, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the issuing entity as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in commercial mortgage-backed securities for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Commercial, Multifamily and Manufactured Housing Community Lending Is Dependent on Net Operating Income

—	The repayment of the mortgage loans in the pool (or related loan combination) will be dependent upon the ability of the related mortgaged property to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related loan combination) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable to Repay Remaining Principal Balance on the Maturity Date

—	Mortgage loans (or loan combinations) with substantial remaining principal balances at their stated maturity date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the mortgage loan at that time. A borrower’s ability to repay a mortgage loan (or loan combinations) on its stated maturity date typically will depend upon its ability either to refinance the mortgage loan (or loan combinations) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases resulting from breaches of representations and warranties or material document defects or purchases by the holder of a subordinate companion loan or a mezzanine lender pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	Each sponsor is the sole warranting party in respect of the mortgage loans sold by such sponsor to the depositor and (except for Walker & Dunlop Commercial Property Funding I WF, LLC, which has a back-up guarantor) the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the applicable sponsor (or sponsor guarantor, if applicable) will have the financial ability to repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the applicable sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be (and there may exist from time to time) pending or threatened legal proceedings against, or disputes with, the borrowers, the property sponsors and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders if borrowers or property sponsors must use property income or other income to pay judgments, legal fees or litigation costs. We cannot assure you that any litigation or dispute or any settlement of any litigation or dispute will not have a material adverse effect on your investment.

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the related sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan to value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values, prospective investors should consider that those assumptions may not be accurate and that the “as-is”, “as stabilized”, “prospective market value upon stabilization”, “as-if complete”, “portfolio premium” or other values may not be the values of the related mortgaged properties prior to or at maturity.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants and occupants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that terrorism insurance or the Terrorism Insurance Program will be available or provide sufficient protection against risks of loss on the mortgaged properties resulting from acts of terrorism.

■	The Mortgage Loan Sellers, the Sponsors and the Depositor Are Subject to Bankruptcy or Insolvency Laws That May Affect the Issuing Entity’s Ownership of the Mortgage Loans

—	In the event of the bankruptcy, insolvency, receivership or conservatorship of an originator, a mortgage loan seller or the depositor (or certain affiliates thereof), it is possible that the issuing entity’s right to payment from or ownership of certain of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	An opinion of counsel will be rendered on the Closing Date to the effect that the transfer of the applicable mortgage loans by each mortgage loan seller to the depositor would generally be respected as a sale in the event of the bankruptcy or insolvency of such mortgage loan seller. Such opinions, however, are subject to various assumptions and qualifications, and there can be no assurance that a bankruptcy trustee, if applicable, or other interested party (see the discussion below) will not attempt to challenge the issuing entity’s right to payment with respect to the related mortgage loans. Legal opinions do not provide any guaranty as to what any particular court would actually decide, but rather an opinion as to the decision a court would reach if the issues were competently presented and the court followed existing precedent as to legal and equitable principles applicable in bankruptcy cases. In this regard, legal opinions on bankruptcy law matters have inherent limitations primarily because of the pervasive equity powers of bankruptcy courts, the overriding goal of reorganization to which other legal rights and other policies may be subordinated, the potential relevance to the exercise of judicial discretion of future arising facts and circumstances, and the nature of the bankruptcy process. As a result, the Federal Deposit Insurance Corporation (the “FDIC”), a creditor, a bankruptcy trustee or another interested party, including an entity transferring a mortgage loan as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan was not a sale. If such party’s challenge were successful, payments on the certificates would be reduced or delayed. Even if the challenge were not successful, payments on the certificates would be delayed while a court resolves the claim.

—	The Bank of New York Mellon, a sponsor and an originator, is a New York State chartered bank, the deposits of which are insured by the FDIC. If The Bank of New York Mellon were to become subject to receivership, the proceeding would be administered by the FDIC under the Federal Deposit Insurance Act (the “FDIA”); likewise, if The Bank of New York Mellon were to become subject to conservatorship, the agency appointed as conservator would likely be the FDIC as well. The FDIA gives the FDIC the power to disaffirm or repudiate contracts to which a bank is party at the time of receivership or conservatorship and the performance of which the FDIC determines to be burdensome, in which case the counterparty to the contract has a claim for payment by the receivership or conservatorship estate of “actual direct compensatory damages” as of the date of receivership or conservatorship. The FDIC has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfer of the applicable mortgage loans by The Bank of New York Mellon to the depositor is not expected to qualify for the FDIC Safe Harbor. However, the FDIC Safe Harbor is non-exclusive. Notwithstanding the foregoing and that true sale opinions will be rendered on the Closing Date, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

—	Société Générale, a sponsor, mortgage loan seller and originator, is a French limited liability company (“société anonyme”) authorized as a bank and is subject to the provisions of French insolvency laws. Pursuant to French insolvency laws certain transactions entered into by a French registered company may be subsequently challenged if entered into during the “hardening period” (“periode suspecte”). In the event the challenge was successful, the transfer of the mortgage loans by Société Générale may be declared null and void by the insolvency judge. The hardening period is the period between the date on which the company became insolvent and the date of order of the court commencing an insolvency proceeding. The date of insolvency (“état de cessation des paiements”) is deemed to be the date of the court order commencing the proceeding, unless the court sets an earlier date which may be no earlier than 18 months before the date of such court order. In the event a French insolvency proceeding is open against Société Générale and if the transfer of the mortgage loans occurred during such 18 month period before the opening of the proceeding, it is possible that a court appointed officer, the court or the public prosecutor would try to claim that Société Générale was already insolvent at the time of the transfer and try to challenge the validity of such transfer under French insolvency rules. Even if a challenge were not successful, resolution of such a matter could cause significant delay which may impact on payments under the certificates. In addition, Société Générale’s obligation to repurchase mortgage loans or to cure certain breaches or defects with respect to the Mortgage Loans could be subject to the “bail-in” powers of relevant Resolution Authorities as discussed above under “—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates”.

—	If Société Générale were acting through its New York branch, and were to become the subject of an insolvency proceeding under the laws of France and a proceeding were initiated under Chapter 15 of the federal bankruptcy code or the New York Superintendent of Financial Services were to take possession of the New York branch, it is possible that the New York Superintendent of Financial Services, a creditor or trustee in bankruptcy of Société Générale may argue that the sale of its interest in the mortgage loan by Société Générale was a pledge of the receivables rather than a sale. The New York Superintendent of Financial Services, a creditor, a bankruptcy trustee or another interested party could still attempt to assert that the transfer of Société Générale’s interest in the mortgage loan was not a sale. If such party’s challenge is successful, payments on the certificates would be reduced or delayed. Even if the challenge is not successful, payments on the certificates could be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsors, Underwriters, the Master Servicer, the Special Servicer, the Operating Advisor, the Asset Representations Reviewer, a Directing Holder, the Controlling Class Representative, any Companion Loan Holders and Mezzanine Lenders

—	The sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsors, the underwriters, the master servicer, the special servicer, the operating advisor, the asset representations reviewer, a Directing Holder, the Controlling Class Representative, the holder of a companion loan (or its representative) or the holder of a mezzanine loan or any of their respective affiliates and/or sub-servicers, as applicable, holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor in certain of the subordinate certificates (the “B-Piece Buyer”) was given the opportunity by the sponsors to perform due diligence on the mortgage loans originally identified by the sponsors for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. The mortgage pool as originally proposed by the sponsors was adjusted based on some of these requests. In addition, the B-Piece Buyer received or may receive price adjustments or cost mitigation arrangements in connection with accepting certain mortgage loans in the mortgage pool. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

■	Interests and Incentives of the Originators, the Sponsors and Their Affiliates May Not Be Aligned with Your Interests

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsors originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsors will sell the mortgage loans to the depositor (an affiliate of Citigroup Global Markets Realty Corp., one of the sponsors, Citigroup Global Markets Inc., one of the underwriters, and Citibank N.A., the certificate administrator) on the Closing Date in exchange for cash, derived from the sale of the offered certificates to investors, and/or in exchange for offered certificates. A completed offering would reduce the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans. The offering of offered certificates will effectively transfer the sponsors’ and/or their respective affiliates’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsors and their affiliates (including certain of the underwriters) expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned with Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders. The Underwriter Entities are each part of separate global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicer, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing affiliations and relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Other nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on one or more classes of the offered certificates that are different from ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates will represent ownership (directly or through a grantor trust) of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in the offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207132) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., SG Americas Securities, LLC, Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.